AMENDED AND RESTATED
DECLARATION OF TRUST

AMONG

ALLEGHENY ENERGY, INC.
AS SPONSOR,

WILMINGTON TRUST COMPANY
AS INSTITUTIONAL TRUSTEE,

WILMINGTON TRUST COMPANY
AS DELAWARE TRUSTEE

AND

THE REGULAR TRUSTEES NAMED HEREIN

DATED AS OF JULY 24, 2003

ALLEGHENY CAPITAL TRUST I

EXHIBITS
Exhibit A - Form of Common Securities Certificate
Exhibit B - Form of Preferred Securities Certificate
Exhibit C - Notice of Conversion
Exhibit D - Notice of Election of Redemption Upon a Change of Control
Exhibit E - Notice of Withdrawal of Election of Redemption Upon a Change of Control
Exhibit F - Notice of Election of Redemption Upon an Asset Sale
Exhibit G - Notice of Withdrawal of Election of Redemption Upon an Asset Sale

CROSS-REFERENCE TABLE*
Trust Indenture Act Section		Declaration Section
Section 310	(a)(1)	8.07
	(a)(2)	8.07
	(a)(4)	2.07(a)(ii)
	(b)	8.08
Section 311	(a)	8.12
	(b)	8.12
Section 312	(a)	5.11
	(b)	5.11
	(c)	5.11
Section 313	(a)	8.13(a)
	(b)	8.13(b)
	(c)	8.13(a), 11.08
	(d)	8.13(c)
Section 314	(a)	8.14
	(b)	N.A.
	(c)(1)	8.15
	(c)(2)	8.15
	(c)(3)	N.A.
	(d)	N.A.
	(e)	1.01, 8.15
Section 315	(a)	8.01(a), 8.03(a)
	(b)	8.02, 11.08
	(c)	8.01(a)
	(d)	8.01, 8.03
	(e)	N.A.
Section 316	(a)	N.A.
	(a)(1)(A)	N.A.
	(a)(1)(B)	N.A.
	(a)(2)	N.A.
	(b)	N.A.
	(c)	6.07
Section 317	(a)(1)	N.A.
	(b)	5.04
Section 318	(a)	11.09

* Note: This Cross Reference Table is not a part of the Amended and Restated Declaration. This Cross Reference Table shall be without effect until such time as the Amended and Restated Declaration has been qualified under the Trust Indenture Act of 1939, as amended.

N.A. means not applicable.

                   This Amended and Restated Declaration of Trust, dated as of July 24, 2003 (this "Declaration"), is made by and among Allegheny Energy, Inc., a Maryland corporation (including any successors or assigns, the "Sponsor"), Wilmington Trust Company, a Delaware banking corporation, as institutional trustee (the "Institutional Trustee"), Jeffrey D. Serkes and Regis F. Binder, each of whose address is c/o Allegheny Energy, Inc., 10435 Downsville Pike, Hagerstown, Maryland 21740, (each, a "Regular Trustee"), and Wilmington Trust Company, a Delaware banking corporation, as Delaware trustee (the "Delaware Trustee" and, collectively with the Institutional Trustee and Regular Trustees, the "Trustees").

W I T N E S S E T H:

                   WHEREAS, the Sponsor and certain of the Trustees, have heretofore duly declared and established Allegheny Capital Trust I, a statutory trust pursuant to the Delaware Statutory Trust Act (the "Trust"), by entering into a Declaration of Trust, dated as of July 17, 2003 (the "Original Declaration"), and by the execution and filing by such Trustees with the Secretary of State of the State of Delaware of a certificate of trust, filed on July 17, 2003, for the sole purpose of issuing and selling to (i) investors certain preferred securities representing undivided preferred beneficial interests in the assets of the Trust, and (ii) the Sponsor certain common securities representing undivided common beneficial interests in the assets of the Trust, and investing the proceeds thereof in the Notes (as defined herein), together with the Attached Warrants (as defined herein);

WHEREAS, as of the date hereof, no interests in the Trust have been issued; and

                   WHEREAS, the Sponsor and the Trustees desire to amend and restate the Original Declaration in its entirety as set forth herein to provide for, among other things, (i) the issuance and sale of the Common Securities (as defined herein) by the Trust to the Sponsor, (ii) the issuance and sale of the Preferred Securities (as defined herein) by the Trust pursuant to the Purchase Agreement (as defined herein) and (iii) the acquisition by the Trust from time to time from the Sponsor of all of the right, title and interest in the Notes, together with the Attached Warrants.

                   NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, each party, for the benefit of each other party and for the benefit of the Holders (as defined herein) of the Trust Securities, hereby amends and restates the Original Declaration in its entirety and agrees as follows:

ARTICLE 1 DEFINED TERMS
Section1.01. Definitions.
For all purposes of this Declaration, except as otherwise expressly provided or unless the context otherwise requires:
(a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;
(b) all other terms used herein that are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;
(c) unless the context otherwise requires, any reference to an "Article", "Section" or an "Exhibit" refers to an Article, Section or an Exhibit, as the case may be, of this Declaration; and
(d) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Declaration as a whole and not to any particular Article, Section or other subdivision.
"1940 Act" means the Investment Company Act of 1940, as amended.
"Act" has the meaning specified in Section 6.08.
"Additional Amounts" has the meaning specified in Section 4.01(b).
"Affiliate" has the meaning ascribed to such term in Rule 405 under the Securities Act.
"Agreement as to Expenses and Liabilities" means that certain Agreement as to Expenses and Liabilities, dated as of the date hereof, between the Sponsor and the Trust.

                   "Applicable Premium" means, with respect to a Trust Security at any Redemption Date, the excess of (A) the present value at such Redemption Date of (1) 100% of the Liquidation Amount of such Trust Security at June 15, 2006 plus (2) all required Distributions (including Additional Amounts, if any) due on such Trust Security through June 15, 2006 (excluding accrued but unpaid Distributions and Additional Amounts, if any), computed, in both cases, using a discount rate equal to the Treasury Rate plus 5.0%, over, (B) the Liquidation Amount of such Trust Security.

                   "Applicable Procedures" means, with respect to any transfer or transaction of or involving a Global Certificate or beneficial interest therein, the rules and procedures of the Clearing Agency for such security, in each case to the extent applicable to such transaction and as in effect from time to time.

"Asset Sale Offer" has the meaning provided in the Indenture.
"Attached Warrants" has the meaning provided in the Indenture.
"Authentication Order" has the meaning specified in Section 5.03(a).
"Bankruptcy Law" means Title 11, U.S. Code or any similar federal or state law for the relief of debtors.
"Beneficial Owner", "Beneficially Own", "Beneficially Owned" and "Beneficial Ownership" have the meanings provided in the Attached Warrants.

                   "Board of Directors" means (i) with respect to a corporation, the board of directors of the corporation; (ii) with respect to a partnership, the board of directors of the general partner of the partnership; and (iii) with respect to any other Person, the board or committee of such Person serving a similar function.

"Business Day" means any day other than a Legal Holiday.

                   "Capital Stock" means: (i) in the case of a corporation, corporate stock; (ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock; (iii) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited); and (iv) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

                   "Certificate Depository Agreement" means the Letter of Representations by the Trust and accepted by The Depository Trust Company, as the initial Clearing Agency, dated as of the date hereof, relating to the Preferred Securities Certificates, as the same may be amended and supplemented from time to time.

"Change of Control" has the meaning provided in the Indenture.
"Change of Control Payment" has the meaning provided in the Indenture.
"Change of Control Payment Date" has the meaning provided in the Indenture.
"Change of Control Premium" has the meaning provided in the Indenture.

                   "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

                   "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act that has been designated to act as depositary for the Preferred Securities pursuant to the Certificate Depository Agreement. The Depository Trust Company will be the initial Clearing Agency.

"Commission" means the U.S. Securities and Exchange Commission.
"Common Securities Certificate" means a certificate evidencing ownership of Common Securities, substantially in the form attached as Exhibit A.
"Common Securities Purchase Agreement" means the Common Securities Purchase Agreement, dated as of July 24, 2003, between the Trust and the Sponsor.

                   "Common Security" means an undivided common beneficial interest in the assets of the Trust, having a Liquidation Amount with respect to the assets of the Trust of $1,000 per Common Security and having the rights provided therefor in this Declaration, including the right to receive Distributions and a Liquidation Distribution as provided herein.

"Common Stock" has the meaning provided in the Attached Warrants.

                   "Continuing Directors" means, as of any date of determination, any member of the Board of Directors of the Sponsor who (i) was a member of such Board of Directors on the date of this Declaration; or (ii) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board at the time of such nomination or election.

"Conversion Agent" has the meaning specified in Section 4.07.
"Conversion Date" has the meaning specified in Section 4.06(c).

                   "Corporate Trust Office" or other similar term means the designated office of the Institutional Trustee at which at any particular time its corporate trust business shall be administered, which office at the date hereof is located at Rodney Square North, 1100 North Market Street, Wilmington, DE 19890-0001, Attention: Corporate Trust Administration.

"Covered Person" has the meaning specified in Section 8.20.
"Credit Facility Debt" has the meaning provided in the Indenture.

                   "Declaration" means this Amended and Restated Declaration of Trust, as the same may be modified, amended or supplemented in accordance with the applicable provisions hereof, including all exhibits hereto, including, for all purposes of this Declaration any such modification, amendment or supplement, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this Declaration and any such modification, amendment or supplement, respectively.

"Default" has the meaning provided in the Indenture.
"Definitive Common Securities Certificate" means a certificated Common Securities Certificate registered in the name of the Holder thereof, substantially in the form of Exhibit A hereto.

                   "Definitive Preferred Securities" means a certificated Preferred Securities Certificate registered in the name of the Holder thereof, substantially in the form of Exhibit B hereto, except that such Preferred Securities Certificate shall not bear the Global Certificate Legend and shall not have the "Schedule of Exchanges of Interests in the Global Certificate" attached thereto.

"Delaware Statutory Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. Section 3801 et seq., as it may be amended from time to time.

                   "Delaware Trustee" means the Person identified as the "Delaware Trustee" in the preamble to this Declaration solely in its capacity as Delaware trustee of the Trust continued hereunder and not in its individual capacity, or its successor in interest in such capacity, or any successor Delaware trustee appointed as herein provided.

"Depositary" means the DTC.
"Direct Action" has the meaning specified in Section 6.08(f).
"Distribution Date" has the meaning specified in Section 4.01(a).

                   "Distributions" means, with respect to Trust Securities of a given Liquidation Amount, cash distributions, distributions of PIK Securities and Additional Amounts, if any, payable to the Holders of the Trust Securities in accordance with the terms thereof and hereof.

"DTC" has the meaning specified in Section 5.04(b).
"Early Termination Event" has the meaning specified in Section 9.02.

                   "Event of Default" means the occurrence of a Note Event of Default, whatever the reason for such Note Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.
"Excess Proceeds" has the meaning provided in the Indenture.
"Excess Share Number" has the meaning specified in Section 4.06(j).
"Exercise Price" has the meaning provided in the Attached Warrants.
"Expiration Date" has the meaning provided in the Attached Warrants.
"Fair Market Value" has the meaning provided in the Attached Warrants.
"Global Certificate" means a Preferred Securities Certificate that is registered in the Security Register in the name of a Clearing Agency or a nominee thereof.
"Global Certificate Legend" means the legend substantially in the form set forth in Section 5.05(c)(iii) and required to be placed on all Global Certificates issued under this Declaration.
"Global Certificate DTC Legend" means the legend substantially in the form set forth in Section 5.05(c)(iv).

                   "Governmental Authority" means any national, state, county, city, town, village, municipal or other de jure or de facto government department, commission, board, bureau, agency, authority or instrumentality of a country or any political subdivision thereof, and any Person exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any of the foregoing entities, including all commissions, boards, bureaus, arbitrators and arbitration panels, and any authority or other Person controlled by any of the foregoing.

                   "Guarantee" means the Guarantee Agreement executed and delivered by the Sponsor, as guarantor, and Wilmington Trust Company, a Delaware banking corporation, as guarantee trustee, contemporaneously with the execution and delivery of this Declaration, for the benefit of the Holders of the Preferred Securities, as amended from time to time.

                   "Holder" means a Person in whose name a Trust Securities Certificate representing a Trust Security is registered, such Person being a beneficial owner within the meaning of the Delaware Statutory Trust Act.

"Indemnified Person" has the meaning specified in Section 8.06(c).
"Indenture" means the Indenture, dated as of July 24, 2003, between the Sponsor and the Note Trustee, as amended or supplemented from time to time.
"Initial Common Securities" means Common Securities issued and sold on the date hereof pursuant to the Common Securities Purchase Agreement in an aggregate Liquidation Amount of $10,000.
"Initial Notes" has the meaning provided in the Indenture.
"Initial Preferred Securities" means Preferred Securities issued and sold on the date hereof pursuant to the Purchase Agreement in an aggregate Liquidation Amount of $300,000,000.
"Initial Purchasers" means the purchasers set forth on Schedule I to the Purchase Agreement.
"Initial Trust Securities" means the Initial Common Securities and the Initial Preferred Securities.

                   "Institutional Trustee" means the commercial bank or trust company identified as the "Institutional Trustee" in the preamble to this Declaration solely in its capacity as Institutional Trustee of the Trust heretofore formed and continued hereunder and not in its individual capacity, or its successor in interest in such capacity, or any successor property trustee appointed as herein provided.

                   "Legal Holiday" means a Saturday, a Sunday or a day on which banking institutions in the City of New York or at a place of payment are authorized by law, regulation or executive order to remain closed. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue on such payment for the intervening period.

                   "Lien" means any lien, mortgage, deed of trust, pledge, security interest or other charge or encumbrance of any kind, including the lien or retained security title of a conditional vendor and any easement, right of way or other encumbrance on title to real property.

                   "Like Amount of Notes" means (a) with respect to any repurchase or redemption of any Trust Securities, Trust Securities having an aggregate Liquidation Amount equal to the principal amount of Notes to be contemporaneously repurchased or redeemed, together with the Attached Warrants, in accordance with the Indenture, the proceeds of which will be used to pay the applicable Redemption Price of such Trust Securities, (b) with respect to a distribution of Notes, together with the Attached Warrants, to Holders of Trust Securities in connection with a dissolution or liquidation of the Trust, Notes having a principal amount equal to the aggregate Liquidation Amount of the Trust Securities of the Holder to whom such Notes, together with the Attached Warrants, are distributed, and (c) with respect to any distribution of Additional Amounts to Holders of Trust Securities, Notes having a principal amount equal to the Liquidation Amount of the Trust Securities in respect of which such distribution is made.

"Like Amount of Warrants" means, with respect to a Trust Security, Attached Warrants bearing a Warrant Number equal to the Liquidation Amount of such Trust Security divided by 1,000.
"Like Warrant Number" has the meaning provided in the Indenture.

                   "Liquidation Amount" means an amount with respect to the assets of the Trust equal to $1,000 per Preferred Security and $1,000 per Common Security, as the case may be. The Liquidation Amount of a fractional Trust Security shall be equal to such fraction multiplied by $1,000.

                   "Liquidation Date" means each date on which Notes or cash are to be distributed to Holders of Trust Securities in connection with a dissolution and liquidation of the Trust pursuant to Section 9.04(a).

                   "Majority in Liquidation Amount of the Common Securities" means, except to the extent otherwise provided by the Trust Indenture Act, Holder(s) of outstanding Common Securities, voting together as a single class, who are the record owners of an aggregate Liquidation Amount representing more than 50% of the aggregate Liquidation Amount (including the stated liquidation amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions and Additional Amounts, if any, to the date upon which the voting percentages are determined).

                   "Majority in Liquidation Amount of the Preferred Securities" means, except to the extent otherwise provided by the Trust Indenture Act, Holder(s) of outstanding Preferred Securities, voting together as a single class, who are the record owners of an aggregate Liquidation Amount representing more than 50% of the aggregate Liquidation Amount (including the stated liquidation amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions and Additional Amounts, if any, to the date upon which the voting percentages are determined).

"Mandatory Exercise Date" has the meaning provided in the Attached Warrants.
"Mandatory Exercise Event" has the meaning provided in the Attached Warrants.
"Note Event of Default" means an "Event of Default" as defined in the Indenture.
"Note Purchase Agreement" means the Note Purchase Agreement, dated as of July 24, 2003, between the Trust and the Sponsor.

                   "Note Trustee" means the Person identified as the "Trustee" in the Indenture, solely in its capacity as Trustee pursuant to the Indenture and not in its individual capacity, or its successor in interest in such capacity, or successor Trustee appointed as provided in the Indenture.

"Notes" means up to $300,010,000 aggregate principal amount of the Sponsor's 11⅞% Notes due June 15, 2008 issued pursuant to the Indenture.
"Notes Issuer" means the Sponsor, in its capacity as issuer of the Notes under the Indenture.

                   "Notice of Conversion" means the notice given by a Holder of Trust Securities to the Conversion Agent directing the Conversion Agent to convert such Trust Securities into Common Stock on behalf of such Holder, substantially in the form set forth in Exhibit C.

"Offer Amount" has the meaning specified in Section 4.05(b).
"Offer Period" has the meaning provided in the Indenture.

                   "Officer" means, with respect to any Person, the Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the Controller, the Secretary or any Vice-President of such Person.

                   "Officers' Certificate" means, with respect to any Person, a certificate signed by two Officers of such Person or, if such Person is an individual, signed by such Person. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

(a) a statement that each Officer signing the Officers' Certificate has read the covenant or condition and the definitions relating thereto;
(b) a brief statement of the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                   (c)     a statement that each Officer has made such examination or investigation as, in such Officer's opinion, is necessary to enable such Officer to express an informed opinion as to whether such covenant or condition has been complied with; and

(d) a statement as to whether, in the opinion of each such Officer, such condition or covenant has been complied with.

                   "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Trust or the Sponsor, and who may be an employee of any thereof and who shall be reasonably acceptable to the Institutional Trustee. Any Opinion of Counsel delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

(a) a statement that each individual signing the Opinion of Counsel has read the covenant or condition and the definitions relating thereto;
(b) a brief statement of the nature and scope of the examination or investigation upon which the statements or opinions contained in such opinion are based;

                   (c)     a statement that each individual has made such examination or investigation as is necessary to enable such individual to express an informed opinion as to whether such covenant or condition has been complied with; and

(d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

                   "Optional Redemption Price" means, with respect to any Trust Security, (a) at any time prior to June 15, 2006, an amount equal to 100% of the Liquidation Amount thereof plus the Applicable Premium as of the date of redemption, and accrued and unpaid Distributions (including Additional Amounts, if any), to the date of redemption, and (b) an amount equal to the following percentages of the Liquidation Amount thereof if redeemed during the twelve-month period beginning on June 15 of the years indicated below:

Year	Redemption Price
2006	105.9375%
2007	102.96875%
plus an amount equal to all accrued and unpaid Distributions (including Additional Amounts, if any (to the extent not otherwise included), if any, to the applicable date of redemption.
"Original Declaration" has the meaning specified in the recitals to this Declaration.
"Outstanding", when used with respect to Trust Securities, means, as of the date of determination, all Trust Securities theretofore executed and delivered under this Declaration, except:
(a) Trust Securities theretofore canceled by the Security Registrar or delivered to the Security Registrar for cancellation or tendered for conversion;

                   (b)     Trust Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Institutional Trustee or with any Paying Agent in trust for the Holders of such Trust Securities; provided that, if such Trust Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Declaration and such Trust Securities have been redeemed and the applicable redemption price therefor has been paid in accordance with the terms hereof; and

                   (c)     Trust Securities which have been paid or in exchange for or in lieu of which other Trust Securities have been executed and delivered pursuant to Section 5.05, other than such Trust Securities in respect of which there shall have been presented to the Security Registrar proof satisfactory to it that such Trust Securities are held by a bona fide purchaser in whose hands such Trust Securities are valid undivided beneficial interests in the assets of the Trust;

provided, however, that in determining whether the Holders of the requisite Liquidation Amount of the Outstanding Trust Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Trust Securities owned by the Sponsor, any Regular Trustee or any Affiliate of the Sponsor or any Regular Trustee shall be disregarded and deemed not to be Outstanding, except that (i) in determining whether any Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Trust Securities that a Responsible Officer of such Trustee involved in the administration of this Declaration actually knows to be so owned shall be so disregarded and (ii) the foregoing shall not apply at any time when all of the Outstanding Trust Securities are owned by the Sponsor, one or more of the Regular Trustees and/or any such Affiliate. Trust Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Security Registrar the pledgee's right so to act with respect to such Trust Securities and that the pledgee is not the Sponsor, any Regular Trustee or any Affiliate of the Sponsor or any Regular Trustee.

                   "Owner" means each Person who is the beneficial owner of Preferred Securities as reflected in the records of the Clearing Agency or, if a Clearing Agency Participant is not the Owner, then as reflected in the records of a Person maintaining an account with such Clearing Agency (directly or indirectly, in accordance with the rules of such Clearing Agency).

"Ownership Limit" has the meaning provided in the Attached Warrants.
"Paying Agent" means any paying agent or co-paying agent appointed pursuant to Section 5.04(a).

                   "Payment Account" means a segregated non-interest bearing trust account maintained by the Institutional Trustee for the benefit of the Securityholders in which all amounts paid in respect of the Notes will be held and from which the Institutional Trustee shall make payments to the Securityholders in accordance with Section 4.01. The Payment Account shall be an account that is maintained with a banking institution (which may be the Institutional Trustee) the rating on whose long-term unsecured indebtedness is at least equal to the rating assigned to the Preferred Securities by a "nationally recognized statistical rating organization," as that term is defined for purposes of Rule 436(g) under the Securities Act.

                   "Person" means a corporation, an association, a partnership, a limited liability company, an individual, a joint venture, a joint stock company, a trust, an unincorporated organization or a government or an agency or a political subdivision thereof.

"PIK Common Securities" means Common Securities issued in respect of a Distribution payable in respect of Common Securities and valued for such purpose at the stated Liquidation Amount thereof.
"PIK Notes" has the meaning assigned to it in the Indenture.

                   "PIK Preferred Securities" means Preferred Securities issued in respect of a Distribution payable in respect of Preferred Securities and valued for such purpose at the stated Liquidation Amount thereof.

"PIK Securities" means, collectively, the PIK Common Securities and the PIK Preferred Securities.
"Private Placement Certificates" means the Preferred Securities Certificate initially issued by the Trust other than Regulation S Certificates.
"Preferred Securities Certificate" means a certificate evidencing ownership of Preferred Securities, substantially in the form attached as Exhibit B.

                    "Preferred Security" or "Mandatorily Convertible Preferred Security" means an undivided beneficial interest in the assets of the Trust, having a Liquidation Amount with respect to the assets of the Trust of $1,000 and having the rights provided therefor in this Declaration, including the right to receive Distributions and a distribution upon the liquidation of the Trust as provided herein. Initial Preferred Securities and any PIK Securities shall be treated as a single class for all purposes under this Declaration.

"PUHCA" means the Public Utility Holding Company Act of 1935, as amended.

                   "Purchase Agreement" means that certain Purchase Agreement, dated as of July 24, 2003, by and among the Sponsor, the Trust and the investors parties thereto with respect to the offering of the Preferred Securities.

"Purchase Date" has the meaning specified in the Indenture.
"Redemption Date" has the meaning provided in Section 4.03(a).
"Redemption Price" means the amount payable on redemption of the Trust Securities in accordance with the terms of this Declaration and the Trust Securities.

                   "Registration Rights Agreement" means that certain Registration Rights Agreement, dated as of July 24, 2003, by and among the Sponsor, the Trust and the other parties named on the signature pages thereto, as such agreement may be amended, modified or supplemented from time to time.

                   "Regular Trustee" means each of Regis F. Binder and Jeffrey D. Serkes, each solely in his or her capacity as Regular Trustee of the Trust continued hereunder and not in his or her individual capacity, or such Regular Trustee's successor in interest in such capacity, or any successor in interest in such capacity, or any successor regular trustee appointed as herein provided.

"Regulation S" means Regulation S promulgated under the Securities Act.
"Regulation S Certificate" means all Preferred Securities Certificates required pursuant to Section 5.05(b)(iii) to bear a Regulation S Legend. Such term includes the Regulation S Global Certificate.
"Regulation S Global Certificate" has the meaning specified in Section 5.02(c).
"Regulation S Legend" means a legend substantially in the form set forth in Section 5.05(c)(ii) to be placed upon a Regulation S Certificate.
"Remaining Excess Share Number" has the meaning specified in Section 4.06(j).

                   "Responsible Officer" means, when used with respect to the Institutional Trustee, any officer within the corporate trust department of the Institutional Trustee, including any vice president, assistant vice president, assistant secretary, assistant treasurer, trust officer or any other officer of the Institutional Trustee who customarily performs functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Declaration.

"Restricted Certificate Legend" means the legend substantially in the form set forth in Section 5.05(c)(i).
"Restricted Global Certificate" has the meaning specified in Section 5.02(b).
"Restricted Subsidiary" has the meaning provided in the Indenture.
"Securities Act" means the Securities Act of 1933, as amended.
"Security Register" and "Security Registrar" have the respective meanings specified in Sections 5.05(b)(i)(A) and 5.04(a).
"Securityholder" has the same meaning as "Holder."
"Share Number" has the meaning provided in the Attached Warrants.
"Special Interest" has the meaning provided in the Indenture.
"Sponsor" has the meaning specified in the preamble to this Declaration.
"Sponsor Asset Sale Offer" has the meaning specified in Section 4.05(a).
"Sponsor Change of Control Offer" has the meaning specified in Section 4.04(a).
"Sponsor Change of Control Payment" has the meaning specified in Section 4.04(a).

                   "Successor Certificate" of any particular Trust Security means every Trust Security issued after, and evidencing all or a portion of the same equity interest as that evidenced by, such particular Trust Security; and for the purposes of this definition, any Trust Security authenticated and delivered under Section 5.09 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Trust Security shall be deemed to evidence the same equity interest as the mutilated, destroyed, lost or stolen Trust Security.

"Successor Delaware Trustee" has the meaning specified in Section 8.09(c).
"Successor Institutional Trustee" has the meaning specified in Section 8.09(b).
"Successor Securities" has the meaning specified in Section 9.05.
"Trading Day" means each day on which the securities exchange or quotation system which is used to determine the Sale Price is open for trading or quotation.

                   "Treasury Rate" means the yield to maturity at a time of computation of United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15 (519) which has become publicly available at least two Business Days prior to the Redemption Date or Purchase Date, as applicable (or, if such Statistical Release is no longer published, any publicly available source similar market data)) most nearly equal to the period from the Redemption Date or Purchase Date, as applicable, to June 15, 2006, provided, however, that, if the period from the Redemption Date or Purchase Date, as applicable, to June 15, 2006 is not equal to the constant maturity of a United States Treasury security for which a weekly average yield is given, the Treasury Rate shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of United States Treasury securities for which such yields are given, except that if the period from the Redemption Date or Purchase Date, as applicable, to June 15, 2006 is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year shall be used.

"Trust" has the meaning provided in the recitals hereto.

                   "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended and in force at the date of this Declaration; provided, however, that in the event the Trust Indenture Act of 1939 is amended after the date hereof, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

                   "Trust Property" means (a) the Notes, together with the Attached Warrants (b) any cash on deposit in, or owing to, the Payment Account and (c) all proceeds and rights in respect of the foregoing to be held by the Institutional Trustee pursuant to the terms of this Declaration for the benefit of the Trust and the Holders of the Trust Securities.

"Trust Securities Certificate" means any one of the Common Securities Certificates, the Global Certificates or the Preferred Securities Certificates.
"Trust Security" means any one of the Common Securities or the Preferred Securities.
"Trustees" has the meaning specified in the preamble to this Declaration.
"Voting Stock" of any Person as of any date means the Capital Stock of such Person that is at the time entitled to vote in the election of the Board of Directors of such Person.
"Warrant Number" has the meaning provided in the Attached Warrants.
"Warrants" has the meaning provided in the Indenture.
ARTICLE 2 ESTABLISHMENT OF THE TRUST
Section 2.01. Name.

                   The Trust continued by this Declaration shall be known as "Allegheny Capital Trust I," as such name may be modified from time to time by the Regular Trustees following written notice to the Holders of Trust Securities and the other Trustees. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Regular Trustees.

Section 2.02. Office of the Delaware Trustee; Principal Place of Business.

                   The address of the Delaware Trustee in the State of Delaware is Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Attention: Corporate Trust Administration, or such other address in the State of Delaware as the Delaware Trustee may designate by written notice to the Securityholders and the Sponsor. The principal executive office of the Trust is c/o Allegheny Energy, Inc. 10435 Downsville Pike, Hagerstown, Maryland 21740, Attention: Chief Financial Officer.

Section 2.03. Organizational Expenses.

                   The Sponsor shall pay organizational expenses of the Trust as they arise or shall, upon request of any Trustee, promptly reimburse such Trustee for any such expenses paid by such Trustee. The Sponsor shall make no claim upon the Trust Property for the payment of such expenses.

Section 2.04. Issuance of Initial Trust Securities; Issuance of PIK Securities.
(a) The Regular Trustees shall, on behalf of the Trust, issue Preferred Securities having such terms as are set forth in this Declaration.

                   (b)     On the date hereof, a Regular Trustee, on behalf of the Trust, shall execute in accordance with Section 5.03 and deliver to the Sponsor a single Common Securities Certificate registered in the name of the Sponsor, representing the Initial Common Securities acquired by the Sponsor on the date hereof pursuant to the applicable Common Securities Purchase Agreement against payment of the purchase price of such Common Securities from the Sponsor as specified in the Common Securities Purchase Agreement.

                   (c)     On the date hereof, a Regular Trustee, on behalf of the Trust, shall execute in accordance with Section 5.03 one or more permanent Global Certificates in definitive, fully registered form representing the Initial Preferred Securities which shall be delivered to the Clearing Agency or a nominee thereof or a custodian therefor and registered in the name of the Clearing Agency or a nominee thereof, in an aggregate amount sold as provided in the Purchase Agreement, against payment of the purchase price specified in the Purchase Agreement of the Initial Preferred Securities.

                   (d)     On any date on which the Sponsor issues PIK Notes to the Institutional Trustee, on behalf of the Trust, as the Holder of the Initial Notes, a Regular Trustee, on behalf of the Trust, shall execute and deliver in accordance with Section 5.03, PIK Securities to the Holders of Trust Securities on a pro rata basis (based upon Liquidation Amount). PIK Preferred Securities shall be represented by one or more permanent Global Certificates in definitive, fully registered form which shall be delivered to the Clearing Agency or a nominee thereof or a custodian therefor and registered in the name of the Clearing Agency or a nominee thereof, and PIK Common Securities shall be represented by a definitive Common Securities Certificate registered in the name of the Holder of the Initial Common Securities. The PIK Securities shall be issued in an aggregate Liquidation Amount equal to the aggregate principal amount of the PIK Notes issued by the Notes Issuer to the Institutional Trustee on behalf of the Trust. To the extent necessary to satisfy the applicable Distribution, PIK Securities may be issued as whole Trust Securities and as fractions of whole Trust Securities. Upon the issuance by the Trust of PIK Securities in accordance with the preceding sentence, the Trust's obligations in respect of the Distribution with respect to which such PIK Securities have been issued shall be fully discharged.

                   (e)     The number of Preferred Securities represented by a Global Certificate may from time to time be increased or decreased by adjustments made on the records of the Institutional Trustee, as Security Registrar, whereupon the Institutional Trustee, in accordance with Applicable Procedures, shall instruct the Clearing Agency or its authorized representative to make a corresponding adjustment to its records as hereinafter provided.

Section 2.05. Subscription and Purchase of Notes.

                   On the date hereof, the Regular Trustees, acting jointly or severally on behalf of the Trust, shall subscribe to and purchase from the Notes Issuer the Initial Notes, together with such Notes' Attached Warrants, registered in the name of the Institutional Trustee (in its capacity as such).

Section 2.06. Declaration of Trust.

                   (a)     The exclusive purposes and functions of the Trust are (a) to issue and sell Trust Securities and use the proceeds from such sale to acquire the Notes, together with the Attached Warrants in an aggregate amount equal to a Like Warrant Number, (b) to distribute the Trust's income as provided in this Declaration and (c) to engage in only those other activities necessary or incidental thereto.

                   (b)     The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets or incur any obligations or liabilities to any Person other than to the parties hereto and the Holders and Beneficial Owners of the Preferred Securities and Common Securities to the extent, and only to the extent, specifically set forth in this Declaration of Trust, the Preferred Securities, the Common Securities, the Purchase Agreement, the Indenture, the Warrant Certificate and other documents to which the Trust is required to become a party under or in connection with this Declaration of Trust, the Purchase Agreement, the Indenture or the Warrant Certificate and the transactions herein and therein contemplated. THE TRUSTEES SHALL BE WITHOUT POWER TO TAKE ANY ACTION WHICH WOULD CAUSE THE TRUST TO BECOME LIABLE OR OBLIGATED TO ANY PERSON IN VIOLATION OF THE PRECEDING SENTENCE OF THIS SECTION 2.06(b), AND NOTICE IS HEREBY GIVEN TO ALL PERSONS DOING ANY BUSINESS WITH THE TRUST OR OTHERWISE ASSERTING ANY PRIVITY WITH THE TRUST THAT ANY ACTS BY ANY TRUSTEE WHICH MIGHT CREATE SUCH PROHIBITED LIABILITY OR OBLIGATION ARE ULTRA VIRES AND MAY NOT BE RELIED UPON. ANY PROVISIONS IN THIS DECLARATION OF TRUST PROVIDING FOR THE SATISFACTION OF CLAIMS OR CREDITORS DO NOT IMPLY THAT THE TRUST HAS ANY POWER TO BECOME LIABLE FOR CLAIMS OR TO HAVE CREDITORS. SUCH PROVISIONS ARE MERELY DECLARATORY OF APPLICABLE STATUTORY OR COMMON LAW.

                   (c)     The Trust shall not undertake (or permit to be undertaken) any activity that would cause the Trust to be subject to entity-level tax for United States federal income tax purposes. The Sponsor hereby appoints the Trustees as trustees of the Trust, to have all the rights, powers and duties to the extent expressly set forth herein, and the Trustees hereby accept such appointment.

                   (d)     The Institutional Trustee hereby declares that it will hold the Trust Property in trust upon and subject to the conditions set forth herein for the benefit of the Trust and the Securityholders. The Regular Trustees shall have all rights, powers and duties set forth herein and in accordance with applicable law with respect to accomplishing the purposes of the Trust. The Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities, of the Institutional Trustee or the Regular Trustees set forth herein. The Delaware Trustee shall be one of the Trustees of the Trust for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Delaware Statutory Trust Act and shall not be entitled to exercise any powers or have any of the duties and responsibilities of the Regular Trustees or the Institutional Trustee described in this Declaration.

                   (e)     Notwithstanding any other provision of this Declaration of Trust, no Trustee shall have the power to commence a case or proceeding for or on behalf of the Trust under any Bankruptcy Law, or to take any action constituting acquiescence in commencement of a case or proceeding against the Trust under any Bankruptcy Law, without first obtaining the prior written consent from Holders of a Majority in Liquidation Amount of the Preferred Securities. The Sponsor shall not take any action, and shall cause any Person directly or indirectly under the Sponsor's control not to take any action, which directly or indirectly commences a case or proceeding against the Trust under any Bankruptcy Law.

Section 2.07. Authorization to Enter into Certain Transactions.

                   (a)     The Trustees shall conduct the affairs of the Trust in accordance with the terms of this Declaration. Subject to the limitations set forth in Section 2.06 and paragraph (b) of this Section, and in accordance with the following provisions (i) and (ii), the Trustees shall have the exclusive power, duty and the authority to cause the Trust to engage in the following activities:

(i) As among the Trustees, each Regular Trustee (and no other Trustee) shall have the power and authority to act on behalf of the Trust, acting alone or jointly, with respect to the following matters:

                                       (A)      to issue and sell the Trust Securities, provided, however, that the Trust may issue no more than one series of Preferred Securities and no more than one series of Common Securities, and, provided, further, that there shall be no interests in the Trust other than the Trust Securities, and the issuance of Trust Securities shall be limited to (x) simultaneous issuances of both the Initial Preferred Securities and Common Securities on the date hereof in accordance with the provisions of the Purchase Agreement and the Common Securities Purchase Agreement and (y) the issuance of PIK Securities pursuant to Section 2.04(d), subject to the issuance of Trust Securities pursuant to Section 5.05 or 5.09 and Successor Securities pursuant to Section 9.05;

                                       (B)     to cause the Trust to enter into, and to execute, deliver and perform on behalf of the Trust, the Common Securities Purchase Agreement, the Certificate Depository Agreement and the Note Purchase Agreement;

(C) to cause the Trust to enter into, and to perform, on behalf of the Trust, its obligations under each of the Purchase Agreement and the Registration Rights Agreement;

                                       (D)     to assist in the registration of the Preferred Securities under the Securities Act and under state securities or blue sky laws, and in the qualification of this Declaration as a trust indenture under the Trust Indenture Act;

(E) to appoint a Paying Agent, a Security Registrar and an authenticating agent in accordance with this Declaration;

                                       (F)     to the extent provided in this Declaration, to wind up the affairs of and liquidate the Trust and prepare, execute and file the certificate of cancellation with the Secretary of State of the State of Delaware;

(G) to execute and deliver letters, documents or instruments with the Clearing Agency relating to the Preferred Securities;
(H) to obtain a CUSIP and an ISIN number for the Preferred Securities;

                                       (I)     to establish record dates with respect to all actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of Section 316(c) of the Trust Indenture Act, Distributions, voting rights, and redemptions and to issue relevant notices to the Holders of Preferred Securities and Holders of Common Securities as to such actions and applicable record dates;

                                       (J)     to send promptly to Holders of Preferred Securities all notices the Trust receives (i) as holder of the Attached Warrants pursuant to Sections 2.1, 4.9 or 4.10 of the Attached Warrants and (ii) as holder of the Notes under the Indenture;

                                       (K)     to bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust, unless pursuant to the terms of this Declaration, the Institutional Trustee has the exclusive power to take such action;

                                       (L)     to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors, and consultants and pay reasonable compensation for such services;

(M) to give the certificate required by Section 314(a)(4) of the Trust Indenture Act to the Institutional Trustee, which certificate may be executed by any Regular Trustee;
(N) to incur expenses that are necessary or incidental to carry out any of the purposes of the Trust;
(O) to assist the Sponsor with any filings, applications or other communications deemed necessary or advisable by the Sponsor under PUHCA;
(P) to assist the Sponsor with any notices, requests or other communications deemed necessary or advisable by the Sponsor in connection with the Sponsor's arrangements with lenders;
(Q) to take all actions and perform such duties as may be required of the Regular Trustees pursuant to the terms of the Trust Securities or this Declaration;
(R) to execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing; and

                                       (S)     to take any action incidental to the foregoing as the Trustees may from time to time determine is necessary or advisable to give effect to the terms of this Declaration including, but not limited to:

(1) causing the Trust not to be deemed to be an "investment company" required to be registered under the 1940 Act;
(2) causing the Trust not to be subject to entity-level tax for United States federal income tax purposes; and

                                                 (3)     cooperating with the Sponsor to ensure that the Notes, together with the Attached Warrants, will be treated as indebtedness of the Sponsor for United States federal income tax purposes in the form of a single convertible debt instrument.

(ii) As among the Trustees, only the Institutional Trustee shall have the power, duty and authority to act on behalf of the Trust with respect to the following matters:
(A) the establishment and maintenance of the Payment Account;
(B) the receipt of and taking legal title to the Notes from time to time issued, together with such Notes' Attached Warrants;
(C) the collection of interest, principal and any other payments made in respect of the Notes in the Payment Account;
(D) the distribution from the Trust Property of amounts owed to the Securityholders in respect of the Trust Securities;
(E) the exercise of all of the rights, powers and privileges of a holder of the Notes and the Attached Warrants;
(F) to ensure that the Attached Warrants are not detached from the Notes;

                                       (G)     the sending of notices of default, other notices and other information regarding the Trust Securities and the Notes, together with the Attached Warrants, to the Securityholders in accordance with this Declaration;

(H) the distribution of the Trust Property in accordance with the terms of this Declaration;
(I) to the extent provided in Article 9, the winding up of the affairs of and liquidation of the Trust;

                                       (J)     after an Event of Default, the taking of any action incidental to the foregoing as is necessary or advisable or as the Institutional Trustee may from time to time determine is necessary or advisable to give effect to the terms of this Declaration and the Indenture and protect and conserve the Trust Property for the benefit of the Securityholders (without consideration of the effect of any such action on any particular Securityholder);

(K) to act as Paying Agent, Security Registrar and/or Conversion Agent to the extent appointed as such hereunder; and
(L) to take all actions and perform such duties as may be specifically requested of the Institutional Trustee pursuant to the terms of the Trust Securities or this Declaration.
Subject to this Section 2.07(a)(ii), the Institutional Trustee shall have none of the duties, liabilities, powers or the authority of the Regular Trustees set forth in Section 2.07(a)(i).

                   (b)     So long as this Declaration remains in effect, the Trust (or the Trustees acting on behalf of the Trust) shall not undertake any business, activities or transaction except as expressly provided herein or contemplated hereby. In particular, the Trust shall not, and the Trustees shall not and shall cause the Trust not to (i) invest any proceeds received by the Trust from holding the Notes, together with the Attached Warrants (rather, the Trustees shall distribute all such proceeds to the Securityholders pursuant to the terms of this Declaration and the Trust Securities), acquire any investments or engage in any activities not authorized by this Declaration, (ii) sell, assign, transfer, exchange, mortgage, pledge, set-off or otherwise dispose of any of the Trust Property or interests therein, including to Securityholders, except as expressly provided herein, (iii) take any action that would cause the Trust to be subject to entity-level tax for United States federal income tax purposes, (iv) make any loans or incur any indebtedness for borrowed money issue any other debt or incur any obligations or liabilities precluded by Section 2.06(b), (v) take or consent to any action or fail to take any action that would result in the placement of a Lien on any of the Trust Property, (vi) possess any power or otherwise act in such a way as to vary the Trust Property or the terms of the Trust Securities in any way whatsoever except as permitted by the terms of this Declaration, or (vii) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Trust Securities. The Regular Trustees shall defend all claims and demands of all Persons at any time claiming any Lien on any of the Trust Property adverse to the interest of the Trust or the Securityholders in their capacity as Securityholders.

                   (c)     Notwithstanding anything herein to the contrary, the Regular Trustees are authorized and directed to conduct the affairs of the Trust and to operate the Trust so that the Trust will not be deemed to be an "investment company" required to be registered under the 1940 Act, or subject to entity-level tax for United States federal income tax purposes and so that the Notes, together with the Attached Warrants, will be treated as a single convertible debt instrument of the Sponsor for United States federal income tax purposes. In this connection, the Sponsor and the Regular Trustees are authorized to take any action, not inconsistent with applicable law, the certificate of trust or this Declaration, that each of the Sponsor and the Regular Trustees determines in their discretion to be necessary or desirable for such purposes.

Section 2.08. Assets of the Trust.
The assets of the Trust shall consist of only the Trust Property.
Section 2.09 Title to Trust Property.

                   Legal title to all Trust Property shall be vested at all times in the Institutional Trustee (in its capacity as such) and shall be held and administered by the Institutional Trustee for the benefit of the Trust and the Securityholders in accordance with this Declaration. No Securityholder shall have any legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the Trust Property.

Section 2.10. Responsibilities of the Sponsor.

                   (a)     In connection with the issue and sale of the Preferred Securities, the Sponsor is hereby appointed an agent of the Trust pursuant to Section 3806(b)(7) of the Delaware Statutory Trust Act and in such capacity shall have the exclusive right and responsibility to engage in the following activities (and any actions taken by the Sponsor in furtherance of the following acts prior to the date of this Declaration are hereby ratified and confirmed in all respects):

                             (i)     to prepare, pursuant to the Registration Rights Agreement, from time to time one or more prospectuses relating to the resale of Preferred Securities, including any PIK Preferred Securities, together with the Notes, including any PIK Notes, the Attached Warrants, the shares of Common Stock issuable upon exercise of the Attached Warrants and the Guarantee (the "Registrable Securities"), and to prepare for filing by the Trust with the Commission, and execute on behalf of the Trust, from time to time one or more registration statements on Form S-1 or Form S-3 or on another appropriate form (including, if appropriate, a registration statement under Rule 462(b) under the Securities Act) and any pre-effective or post-effective amendments thereto, relating to the registration under the Securities Act of the Registrable Securities;

                             (ii)     to determine the states and foreign jurisdictions in which to take appropriate action to qualify or register for sale all or part of the Registrable Securities and to do any and all such acts, other than actions which must be taken by the Trustees, and advise the Trustees of actions they must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such states and foreign jurisdictions;

(iii) to negotiate the terms of, and execute on behalf of the Trust, the Purchase Agreement providing for the sale of the Preferred Securities;
(iv) to negotiate the terms of, and execute on behalf of the Trust, the Registration Rights Agreement;
(v) to execute and deliver letters, documents or instruments on behalf of the Trust with any Clearing Agency, including the Certificate Depositary Agreement; and
(vi) any other actions necessary or incidental to carry out the foregoing activities.

                   (b)     The Sponsor must exercise the powers set forth in this Section 2.10 in a manner that is consistent with the purposes and functions of the Trust set out in Section 2.06, and the Sponsor shall not take any action that is inconsistent with the purposes and functions of the Trust set forth in Section 2.06.

(c) Subject to this Section 2.10, the Sponsor shall have none of the powers or the authority of the Institutional Trustee set forth in Article 8.
Section 2.11. Certain Covenants of the Sponsor.
(a) On the date hereof, the Sponsor will purchase all of the Common Securities issued by the Trust, which shall represent an aggregate Liquidation Amount of $10,000.

                   (b)     The Sponsor shall maintain directly or indirectly 100% ownership of the Common Securities, provided that successors that are permitted by Article 5 of the Indenture may succeed to the Sponsor's ownership of the Common Securities.

                   (c)     Notwithstanding the Securityholders' rights hereunder to require the repurchase of Trust Securities or the conversion of Trust Securities, the Holder of the Common Securities shall not require the repurchase or conversion of the Common Securities unless all of the Preferred Securities have been redeemed, repurchased or converted at or prior to the time of such repurchase or conversion.

                   (d)     The Sponsor will use commercially reasonable efforts, consistent with the terms and provisions of this Declaration, to cause the Trust not to be subject to entity-level tax for U.S. Federal income tax purposes.

Section 2.12. Execution of Documents.

                   Unless otherwise determined by the Sponsor or the Regular Trustees, and except as otherwise required by the Delaware Statutory Trust Act, the Trust Indenture Act or this Declaration, any Regular Trustee is authorized to execute on behalf of the Trust any documents that the Regular Trustees have the power and authority to execute pursuant to this Declaration.

ARTICLE 3 PAYMENT ACCOUNT
Section 3.01. Payment Account.

                   (a)     On or prior to the date hereof, the Institutional Trustee shall establish the Payment Account. Except as set forth in Section 5.04, the Institutional Trustee and any agent of the Institutional Trustee shall have exclusive control and sole right of withdrawal with respect to the Payment Account for the purpose of making deposits in and withdrawals from the Payment Account in accordance with this Declaration. All monies and other property deposited or held from time to time in the Payment Account shall be held by the Institutional Trustee in the Payment Account for the exclusive benefit of the Securityholders and for distribution as herein provided, including (and subject to) any priority of payments provided for herein.

                   (b)     The Institutional Trustee shall deposit in the Payment Account, promptly upon receipt, all payments of principal of or premium, if any, and interest (including Special Interest) on, and any other payments or proceeds with respect to, the Notes, together with the Attached Warrants. Amounts held in the Payment Account shall not be invested by the Institutional Trustee pending distribution thereof.

ARTICLE 4 DISTRIBUTIONS AND PAYMENTS AT STATED MATURITY; REPURCHASES AND REDEMPTIONS; EXCHANGE; CONVERSION
Section 4.01. Distributions and Payments at Stated Maturity.

                   (a)     Distributions on the Initial Common Securities and Initial Preferred Securities shall accrue from the date hereof and shall be payable quarterly in arrears on March 15, June 15, September 15 and December 15 of each year, commencing on September 15, 2003 (which dates correspond to the interest payment dates on the Notes), when, as and if available for payment by the Institutional Trustee, as further described in Section 4.01(c). If any date on which Distributions are otherwise payable on the Trust Securities is not a Business Day, then the payment of such Distributions shall be made on the next succeeding day which is a Business Day (and no Distributions shall accrue for the period from and after such date until the next succeeding Business Day) with the same force and effect as if made on such date. Each date on which Distributions are payable in accordance with this Section 4.01(a) is hereinafter referred to as a "Distribution Date". Distributions on any PIK Common Securities and PIK Preferred Securities will accrue from the date of issuance, and shall be payable in arrears on each Distribution Date commencing with the Distribution Date next succeeding such issuance. The Liquidation Amount of each Trust Security, plus accrued and unpaid Distributions thereon (including any Additional Amounts) shall be payable on the stated maturity thereof (or, if not a Business Day, the next Business Day).

                   (b)     The Trust Securities represent undivided beneficial interests in the assets of the Trust, and the Distributions on the Trust Securities shall be payable at a rate of 11.875% per annum of the Liquidation Amount of the Trust Securities, such rate being the rate of interest payable on the Notes to be issued to the Trust and held by the Institutional Trustee; provided, however, that in the event that Special Interest becomes payable on the Notes for any period, the rate of such Special Interest shall be added to the rate payable in respect of the Trust Securities for the duration which such Special Interest is payable in respect of the Notes (such increased Distribution amounts "Additional Amounts"). Distributions and Additional Amounts, if any, having accrued in respect of any one quarterly Distribution payment period shall be paid by issuance of PIK Securities (such PIK Securities to be valued at 100% of the stated Liquidation Amount thereof for such purpose) in the event that a corresponding interest and Special Interest, if applicable, payment on the Notes is made in the form of the issuance of PIK Notes in accordance with the terms of the Indenture, PIK Securities issued in satisfaction of Distributions payable on a Trust Security shall be issued to the Person in whose name such Trust Security is registered at the close of business on the relevant record date with respect to such Distribution. The amount of Distributions and Additional Amounts, if any, payable for any period shall be computed on the basis of a 360-day year of twelve 30-day months.

                   (c)     Distributions, including any applicable Additional Amounts, on the Trust Securities shall be made by the Institutional Trustee from the Payment Account and shall be payable on each Distribution Date only to the extent that the Trust has funds then on hand and available in the Payment Account for the payment of such Distributions.

                   (d)     Distributions, including any applicable Additional Amounts, on the Trust Securities with respect to a Distribution Date shall be payable to the Holders thereof as they appear on the Security Register for the Trust Securities on the relevant record date, which shall be the date which is the fifteenth day (whether or not a Business Day) next preceding such Distribution Date.

Section 4.02. Optional Redemption.

                   (a)     Upon a redemption of Notes at the option of the Sponsor pursuant to, and in accordance with the terms of, Section 3.07 of the Indenture, the proceeds from such redemption shall be applied by the Institutional Trustee to redeem Trust Securities having an aggregate Liquidation Amount equal to the aggregate principal amount of the Notes to be redeemed by the Notes Issuer at the Optional Redemption Price.

                   (b)     If less than all of the Notes are to be redeemed or purchased in an offer to purchase at any time under the Indenture, the Institutional Trustee shall select the Preferred Securities to be redeemed or purchased among the Holders of the Preferred Securities in compliance with the requirements of the principal national securities exchange, if any, on which the Preferred Securities are listed or, if the Preferred Securities are not so listed, on a pro rata basis, by lot or in accordance with any other method the Institutional Trustee deems fair and appropriate. In the event of partial redemption by lot, the particular Preferred Securities to be redeemed shall be selected, unless otherwise provided herein, not less than 30 nor more than 60 days prior to the redemption date by the Institutional Trustee from the outstanding Preferred Securities not previously called for redemption.

                   (c)     The Institutional Trustee shall promptly notify the Sponsor in writing of the Preferred Securities selected for redemption and, in the case of any Preferred Security selected for partial redemption, the Liquidation Amount thereof to be redeemed. Preferred Securities and portions of Preferred Securities selected shall be in amounts of $1,000 or whole multiples of $1,000; except that if all of the Preferred Securities of a Holder are to be redeemed, the entire outstanding amount of Preferred Securities held by such Holder, even if not a multiple of $1,000, shall be redeemed. Except as provided in the preceding sentence, provisions of this Declaration that apply to Preferred Securities called for redemption also apply to portions of Preferred Securities called for redemption. The Institutional Trustee shall notify the Sponsor promptly of the Preferred Securities or portions of Preferred Securities to be redeemed.

Section 4.03. Notice of Redemption.

                   (a)     Subject to the provisions of Sections 4.04 and 4.05 hereof, at least 30 days but not more than 60 days before the corresponding date fixed under the Indenture for redemption of Notes (the "Redemption Date") (except that a notice of redemption may be mailed more than 60 days prior to the Redemption Date if the notice is issued in connection with a corresponding notice of redemption for the Notes issued under Article 8 or Article 11 of the Indenture), the Institutional Trustee, at the written direction of the Sponsor or the Regular Trustees and at the expense of the Sponsor, shall mail or cause to be mailed, by first class mail, a notice of redemption to each Holder whose Trust Securities are to be redeemed at such Holder's registered address.

The notice shall identify the Trust Securities to be redeemed, including applicable CUSIP numbers, and shall state:
(i) the Redemption Date;
(ii) the redemption price;

                             (iii)     if any Trust Security is being redeemed in part, the portion of the Liquidation Amount of such Trust Security to be redeemed and that, after the Redemption Date upon surrender of such Trust Security, a new Trust Security or Trust Securities in Liquidation Amount equal to the unredeemed portion shall be issued upon cancellation of the original Trust Security;

(iv) the name and address of the Paying Agent;
(v) that Trust Securities called for redemption must be surrendered to the Paying Agent to collect the redemption price;

                             (vi)     that, unless the Sponsor defaults in making such redemption payment or the Paying Agent is prohibited from making such payment pursuant to the terms of this Declaration, Distributions on Trust Securities called for redemption ceases to accrue on and after the Redemption Date;

(vii) the paragraph of the Trust Securities and/or Section of this Declaration pursuant to which the Trust Securities called for redemption are being redeemed; and
(viii) that no representation is made as to the correctness or accuracy of the CUSIP number, if any, listed in such notice or printed on the Trust Securities.

                   At the Sponsor's or a Regular Trustee's written request delivered at least 15 days prior to the date such notice is to be given (unless a shorter period shall be acceptable to the Institutional Trustee), the Institutional Trustee shall give the notice of redemption as prepared by the Sponsor in the Sponsor's name and at its expense.

                   (b)     Once notice of redemption is mailed in accordance with this Section 4.03, Trust Securities called for redemption become irrevocably due and payable on the Redemption Date at the redemption price stated in the notice. A notice of redemption may not be conditional. The Securityholders shall have the ability to exercise their conversion rights with respect to their Trust Securities, in accordance with the terms hereof, at any time prior to the end of regular business hours on the Business Day immediately prior to the redemption date.

                   (c)     On the Redemption Date, the Institutional Trustee shall tender to the Notes Issuer for redemption an aggregate principal amount of Notes (together with such Notes' Attached Warrants) equal to the aggregate Liquidation Amount of Trust Securities designated for redemption, and shall deposit with the Paying Agent the redemption proceeds.

                   If the Notes Issuer complies with its obligations under the Indenture on or prior to the Redemption Date with respect to the payment of the purchase price, on and after the Redemption Date, Distributions shall cease to accrue on the Trust Securities or the portions of Trust Securities called for redemption. If a Trust Security is redeemed on or after a record date but on or prior to the related Distribution Date, then any accrued and unpaid Distributions shall be paid to the Person in whose name such Trust Security was registered at the close of business on such record date. If any Trust Security called for redemption shall not be so paid upon surrender for redemption because of the failure of the Sponsor to comply with the preceding paragraph, Distributions shall be paid on the unpaid Liquidation Amount, from the Redemption Date until such Liquidation Amount is paid, and to the extent lawful on any Distributions (including Additional Amounts, if any) not paid on such unpaid Liquidation Amount.

                   (d)     Upon surrender of a Trust Securities Certificate that is redeemed in part, the Trust shall issue and, upon receipt of an Authentication Order, the Institutional Trustee shall authenticate for the Holder at the expense of the Sponsor a new Trust Securities Certificate equal to Liquidation Amount to the unredeemed portion of the Trust Securities Certificate surrendered.

Section 4.04 Offer to Purchase Upon a Change of Control.

                   (a)     If the Notes Issuer makes a Change of Control Offer in accordance with Section 4.10 of the Indenture, the Trust will make an offer (the "Sponsor Change of Control Offer") to each Holder of Trust Securities to repurchase all or any part of such Holder's Outstanding Trust Securities at a purchase price equal to the Liquidation Amount thereof plus the Change of Control Premium (such aggregate amount, the "Sponsor Change of Control Payment"). On the third Business Day prior to the Change of Control Payment Date, the Institutional Trustee shall tender to the Notes Issuer an aggregate principal amount of Notes (together with such Notes' Attached Warrants) equal to the aggregate Liquidation Amount of Trust Securities duly tendered to the Institutional Trustee for repurchase in accordance with the terms of the Sponsor Change of Control Offer, in exchange for the Change of Control Payment therefor, and distribute the proceeds to such Holders of Trust Securities in accordance with the terms of this Section 4.04.

                   (b)     The Institutional Trustee shall as promptly as practicable upon receiving notice under Section 4.10 of the Indenture regarding a Change of Control Offer, at the expense of the Sponsor, mail a notice to each Holder of Trust Securities stating:

(i) that a Sponsor Change of Control Offer is being made pursuant to this Section 4.04 and that all Trust Securities tendered will be accepted for payment;
(ii) the purchase price and the purchase date, which shall be the Change of Control Payment Date;
(iii) that any Trust Security not properly tendered will continue to accrue Distributions and Additional Amounts, if any;

                             (iv)     that, unless the Notes Issuer defaults in the payment of the Change of Control Payment, all Trust Securities accepted for payment pursuant to the Change of Control Offer shall cease to accrue Distributions and Additional Amounts, if any, after the Change of Control Payment Date;

                             (v)     that Holders electing to have any Trust Securities purchased pursuant to the Sponsor Change of Control Offer will be required to surrender the Trust Securities, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Trust Securities completed, or transfer by book-entry transfer, to the Paying Agent at the address specified in the notice prior to the close of business on the third Business Day preceding the Change of Control Payment Date;

                             (vi)     that Holders will be entitled to withdraw their election if the Paying Agent receives, not later than the close of business on the second Business Day preceding the Change of Control Payment Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the Liquidation Amount of Trust Securities delivered for purchase, and a statement that such Holder is withdrawing his election to have the Preferred Securities purchased; provided that after a Holder has made such election, exercise of the Holder's rights hereunder to convert the Trust Securities subject to such election may not occur absent such withdrawal unless the Trust does not purchase the Trust Securities as to which such election is made;

                             (vii)     that Holders whose Trust Securities are being purchased only in part will be issued new Trust Securities equal in Liquidation Amount to the unpurchased portion of the Trust Securities surrendered, which unpurchased portion must be equal to $1,000 in Liquidation Amount or an integral multiple thereof; and

(viii) the instructions determined by a Regular Trustee, consistent with this Section 4.04, that a Holder must follow in order to have its Trust Securities purchased.

                   (c)     The Sponsor shall cause the Trust to comply with the requirements of Section 14(e) and Rule 14e-1 under the Exchange Act and any other securities laws and regulations to the extent such laws and regulations are applicable in connection with the redemption of Preferred Securities as a result of a Change of Control with respect to the Notes Issuer. To the extent that the provisions of any securities laws or regulations conflict with any of the provisions of this Section 4.04, the Sponsor shall cause the Trust to comply with the applicable securities laws and regulations and the Trust will be deemed not to have breached its obligations under this Section 4.04.

                   (d)     On the third Business Day prior to the Change of Control Payment Date, the Institutional Trustee shall, to the extent lawful, (1) accept for payment all Trust Securities or portions thereof properly tendered pursuant to the Sponsor Change of Control Offer, (2) tender to the Notes Issuer an aggregate principal amount of Notes (together with such Notes' Attached Warrants) equal to the aggregate Liquidation Amount of Trust Securities duly tendered in response to the Sponsor Change of Control Offer, (3) deposit with the Paying Agent an amount equal to the Sponsor Change of Control Payment in respect of all Trust Securities or portions thereof being purchased by the Institutional Trustee and (4) deliver or cause to be delivered to a Regular Trustee the Trust Securities properly accepted for payment, together with an Officer's Certificate certifying the aggregate Liquidation Amount of Trust Securities or portions thereof purchased by the Trust. Within one Business Day of the receipt by the Institutional Trustee of the purchase price of the tendered Notes, the Institutional Trustee shall deposit with the Paying Agent an amount equal to such purchase price. The Paying Agent shall promptly mail to each Holder of Trust Securities so tendered the Sponsor Change of Control Payment for the Trust Securities, and the Institutional Trustee shall promptly authenticate and mail (or cause to be transferred by book entry) to each Holder a new Trust Security equal in Liquidation Amount to any unpurchased portion of the Trust Securities surrendered by such Holder, if any; provided that each such new Trust Security shall be in a Liquidation Amount of $1,000 or an integral multiple thereof. The Sponsor shall publicly announce the results of the Sponsor Change of Control Offer on or as soon as practicable after the Change of Control Payment Date.

                   (e)     The Institutional Trustee shall withdraw any election it has made with respect to the Notes in response to a Holder's election in accordance with clause (v) of paragraph (b) above if such Holder withdraws its election in accordance with clause (vi) of such paragraph (b).

Section 4.05. Offers to Purchase in Connection with Asset Sale Offers.

                   (a)     Upon the Institutional Trustee's receipt of a notice under Section 3.09 of the Indenture of the Note Issuer's Asset Sale Offer in accordance with Section 4.06 of the Indenture, the Institutional Trustee shall make an offer to each Securityholder (a "Sponsor Asset Sale Offer") to purchase the maximum aggregate Liquidation Amount of Trust Securities that may be purchased out of the Excess Proceeds prompting such Asset Sale Offer at an offer price in cash in an amount equal to 105.9375% of the aggregate Liquidation Amount thereof, plus accrued Distributions and Additional Amounts, if any, thereon to the Purchase Date. If the aggregate Liquidation Amount, plus premium and accrued Distributions (including Additional Amounts, if any) in respect of Trust Securities surrendered by Holders thereof exceeds the aggregate amount of Excess Proceeds, the Institutional Trustee shall select the Trust Securities to be redeemed on a pro rata basis but in denominations of $1,000 Liquidation Amount or multiples thereof. On the third Business Day prior to the Purchase Date, the Institutional Trustee shall tender to the Notes Issuer an aggregate principal amount of Notes (together with such Notes' Attached Warrants), in exchange for the purchase price therefor, and promptly distribute the proceeds to the Holders of the Trust Securities in accordance with the preceding sentence.

                   (b)     In the event that, pursuant to paragraph (a) above, the Trust shall be required to commence a Sponsor Asset Sale Offer to all Securityholders to purchase Trust Securities, it shall follow the procedures specified below.

The Trust shall complete the Sponsor Asset Sale Offer within the time period provided to complete the Asset Sale Offer under Section 3.09 of the Indenture.

                   The Asset Sale Offer shall remain open for the duration of the Offer Period. On the Purchase Date, the Trust shall purchase Trust Securities in an aggregate Liquidation Amount as required to be purchased pursuant to paragraph (a) above (the "Offer Amount") or, if less than the Offer Amount has been tendered, all Trust Securities tendered in response to the Sponsor Asset Sale Offer. Payment for any Trust Securities so purchased shall be made in the same manner as Distributions are made.

                   If the Purchase Date is on or after a record date and on or before the related Distribution Date, any accrued and unpaid Distributions shall be paid to the Person in whose name a Trust Security is registered at the close of business on such record date, and no additional Distributions shall be payable to Holders who tender Trust Securities pursuant to the Sponsor Asset Sale Offer.

                   Upon the commencement of a Sponsor Asset Sale Offer, the Regular Trustees shall send, by first-class mail, a notice to the Institutional Trustee and each of the Holders. The notice shall contain all instructions and materials necessary to enable such Holders to tender Trust Securities pursuant to the Sponsor Asset Sale Offer. The Sponsor Asset Sale Offer shall be made to all Holders. The notice, which shall govern the terms of the Sponsor Asset Sale Offer, shall state:

(i) that the Sponsor Asset Sale Offer is being made pursuant to this Section 4.05 hereof, the length of time the Sponsor Asset Sale Offer shall remain open and the Purchase Date;
(ii) the Offer Amount, the purchase price and the Purchase Date;
(iii) that any Trust Security not tendered or accepted for payment shall continue to accrue Distributions;

                             (iv)     that, unless the Sponsor defaults in making payment required under paragraph (a) above, any Trust Security accepted for payment pursuant to the Asset Sale Offer shall cease to accrue Distributions after the Purchase Date;

                             (v)     that Holders electing to have a Trust Security purchased pursuant to a Sponsor Asset Sale Offer may elect to have Trust Securities purchased in integral multiples of $1,000 only unless all Trust Securities of such Holders are purchased;

                             (vi)     that Holders electing to have a Trust Security purchased pursuant to any Sponsor Asset Sale Offer shall be required to surrender the Trust Security, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Trust Security completed, or transfer by book-entry transfer, to the Paying Agent at the address specified in the notice at least three Business Days before the Purchase Date;

                             (vii)     that Holders shall be entitled to withdraw their election if the Paying Agent receives, not later than the second Business Day prior to the Purchase Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the Liquidation Amount of the Trust Security the Holder delivered for purchase and a statement that such Holder is withdrawing its election to have such Trust Security purchased, provided that after a Holder has made such election, exercise of the Holder's rights hereunder to convert the Trust Security subject to such election may not occur absent such withdrawal unless the Trust does not purchase the Trust Securities as to which such election is made;

                             (viii)     that, if the aggregate Liquidation Amount of Trust Securities surrendered by Holders exceeds the Offer Amount, the Regular Trustees shall select the Trust Securities to be purchased on a pro rata basis (with such adjustments as may be deemed appropriate by the Regular Trustees so that only Trust Securities in denominations of $1,000, or integral multiples thereof, shall be purchased); and

                             (ix)     that Holders whose Trust Securities were purchased only in part shall be issued new Trust Securities equal in Liquidation Amount to the unpurchased portion of the Trust Securities surrendered (or transferred by book-entry transfer).

                   (c)     On the third Business Day prior to the Purchase Date, the Institutional Trustee shall, to the extent lawful, (1) accept for payment, on a pro rata basis to the extent necessary, the Offer Amount of Trust Securities or portions thereof properly tendered pursuant to the Sponsor Asset Sale Offer, or, if less than the Offer Amount has been tendered, all Trust Securities tendered and (2) tender to the Notes Issuer an aggregate principal amount of Notes (together with such Notes' Attached Warrants) equal to the aggregate Liquidation Amount of Trust Securities described in clause (1) of this sentence and (3) deliver or cause to be delivered to a Regular Trustee the Trust Securities properly accepted for payment, together with an Officer's Certificate certifying the aggregate Liquidation Amount of Trust Securities or portions thereof accepted for purchase by the Trust. Within one Business Day of the receipt by the Institutional Trustee of the purchase price of the tendered Notes, the Institutional Trustee shall deposit with the Paying Agent an amount equal to such purchase price. The Paying Agent shall promptly mail to each Holder of Trust Securities so tendered the Sponsor Change of Control Payment for the Trust Securities, and the Institutional Trustee shall promptly authenticate and mail (or cause to be transferred by book entry) to each Holder a new Trust Security equal in Liquidation Amount to any unpurchased portion of the Trust Securities surrendered by such Holder, if any; provided that each such new Trust Security shall be in a Liquidation Amount of $1,000 or an integral multiple thereof. The Sponsor shall publicly announce the results of the Sponsor Asset Sale Offer on or as soon as practicable after the Purchase Date.

                   (d)     The Sponsor shall cause the Trust to comply with the requirements of Section 14(e) of and Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with each repurchase of Preferred Securities pursuant to a Sponsor Asset Sale Offer. To the extent that the provisions of any securities laws or regulations conflict with this Section 4.05, the Sponsor shall cause the Trust to comply with the applicable securities laws and regulations and the Trust will not be deemed to have breached its obligations under this Section 4.05 by virtue of such conflict.

                   (e)     The Institutional Trustee shall withdraw any election it has made with respect to the Notes in response to a Holder's election in accordance with clause (vi) of paragraph (b) above if such Holder withdraws its election in accordance with clause (vii) of such paragraph (b).

Section 4.06. Conversion.

                   (a)     Each Holder of Trust Securities, subject to the limitations set forth in this Section 4.06 and in the Attached Warrants, shall have the right at any time from and after the date hereof and until the Expiration Date, at its option, to cause the Conversion Agent to effect the conversion of such Trust Security into Common Stock in the manner described herein on and subject to the terms and conditions set forth in this Section 4.06 and in the Attached Warrants.

                   (b)     The conversion of a Trust Security shall (i) effect the conversion of such Trust Security into a number of shares of Common Stock equal to the product of (x) the Warrant Number with respect to a Like Amount of Attached Warrants and (y) the Share Number; (ii) require, as a condition of such conversion, that the Holder of such Trust Security to be converted tender the conversion price per share of Common Stock, which shall be the Exercise Price, and which conversion price shall be payable only by tender of Trust Securities with an aggregate Liquidation Amount equal to the aggregate Exercise Price; and (iii) cause the Conversion Agent to exercise a Like Amount of Attached Warrants through tender of a Like Amount of Notes, in accordance with the terms of the Attached Warrants.

                   (c)     In order to convert Trust Securities into Common Stock, the Holder of such Trust Securities shall submit to the Conversion Agent an irrevocable Notice of Conversion to convert all or part of such Holder's Trust Securities, together, if the Trust Securities are in certificated form, with such Holder's Trust Securities Certificates in respect of the Trust Securities to be converted. The Notice of Conversion shall set forth the number of Trust Securities to be converted and the name or names, if other than the Holder, in which the shares of Common Stock should be issued. The Conversion Agent, upon receipt of the Notice of Conversion shall exercise a Like Amount of Attached Warrants with respect to such Trust Securities by tendering a Like Amount of Notes in payment of the Exercise Price with respect to such Attached Warrants. Upon delivery of such Notice of Conversion, such Trust Securities will be deemed satisfied and irrevocably cancelled; provided that the Holder thereof shall, at the close of business on the next succeeding Distribution Date, be entitled to receive a Distribution equal to the interest payment, including Special Interest, if any, paid in respect of the Notes tendered in connection with such conversion notwithstanding the conversion of such Trust Securities following such record date but prior to such Distribution Date. Such payment shall be made at the time of exercise if the corresponding payment on the underlying Notes is made at such time. Trust Securities shall be deemed to have been converted immediately prior to the close of business on the day on which an irrevocable Notice of Conversion relating to such Trust Securities is received by the Conversion Agent (the "Conversion Date"). The Person or Persons entitled to receive the Common Stock issuable upon conversion of the Trust Securities shall be treated for all purposes as the record holder or holders of such Common Stock on the Conversion Date, unless the stock transfer books of the Sponsor shall be closed on the Conversion Date in which event such Person or Persons shall be deemed to have become such holder or holders of record at the close of business on the next succeeding day on which such stock transfer books are open. As promptly as practicable on or after the Conversion Date, the Sponsor shall issue and deliver, or shall cause to be issued and delivered, at the office of the Conversion Agent a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion, together with the cash payment, if any, in lieu of any fraction of any share pursuant to Section 4.06(d) to the Person or Persons entitled to receive the same, unless otherwise directed by the Holder in the Notice of Conversion, and the Conversion Agent shall distribute such certificate or certificates and scrip or cash to such Person or Persons.

                   (d)     The Sponsor shall not be required to issue fractions of shares of Common Stock upon conversion of Trust Securities. If any fraction of a share would, but for this paragraph (d), be issuable upon any conversion of Trust Securities in lieu of such fractional share the Sponsor shall distribute to the Institutional Trustee for prompt distribution to the Holder of such Trust Securities, in cash, an amount equal to such fraction multiplied by the Fair Market Value per share of outstanding Common Stock of the Sponsor on the Business Day immediately prior to the date of conversion computed to the nearest cent.

                   (e)     Nothing in this Section 4.06 shall limit the requirement of the Trust to withhold taxes pursuant to the terms of the Trust Securities or as set forth in this Declaration or otherwise required of the Institutional Trustee or by law or the Trust to pay any amounts on account of such withholdings.

                   (f)     For the purposes of all references to conversion of Trust Securities into Common Stock in this Article 4, Common Stock shall include any other securities, cash property or assets that the holder of an Attached Warrant would receive upon conversion of such Attached Warrant pursuant to the terms thereof.

(g) The Trust shall not be required to issue, register the transfer of or exchange any Trust Securities or portions thereof surrendered for conversion pursuant to this Section 4.06.
(h) If and only if no Early Termination Event has previously occurred, then:
(i) Upon the occurrence of the Mandatory Exercise Event, all Outstanding Trust Securities will be deemed to be converted into Common Stock as of the Mandatory Exercise Date;

                             (ii)     The Conversion Agent shall take all action required hereunder and as holder of the Notes and Attached Warrants to exercise the Attached Warrants on the Mandatory Exercise Date to effect such conversion;

                             (iii)     Irrespective of any action or failure to act on the part of the Conversion Agent, as of the Mandatory Exercise Date all of the Trust Securities will be deemed converted into Common Stock in accordance with the terms hereof without action on the part of any party or Person, and the Trust Securities will, upon such conversion, be fully satisfied; provided that the Holders of the Trust Securities shall be eligible to receive accrued and unpaid Distributions (including any applicable Additional Amounts) on the Trust Securities to the Mandatory Exercise Date.

                   (i)     A Holder may not elect to convert Preferred Securities with an aggregate Liquidation Amount of less than $1,000,000 unless such Preferred Securities constitute all of such Holder's Preferred Securities.

                   (j)     Notwithstanding the foregoing, in the event that a Holder would, immediately upon conversion of all or any portion of the Preferred Securities held by such Holder tendered (or deemed tendered) for conversion, Beneficially Own shares of Common Stock (aggregating all of such Holder's and its Affiliates' Beneficial Ownership of Common Stock for such purpose) in excess of the Ownership Limit (the number of shares of Common Stock which would have been issued upon conversion without operation of this paragraph (j) in excess of the Ownership Limit, the "Excess Share Number"), the Sponsor shall retain such Holder's Preferred Securities (to the extent of such tendered, or deemed tendered, portion), and such Preferred Securities shall have been deemed to have been fully converted (to the extent of such tendered (or deemed tendered) portion and the Liquidation Amount thereof fully or partially satisfied, as the case may be), but the number of shares of Common Stock initially issuable upon such conversion shall be equal to the Warrant Share Number in respect of a Like Amount of Attached Warrants with respect to the Preferred Securities so tendered (or deemed tendered) less the Excess Share Number. Further Common Stock issuance in respect of such conversion will be suspended for 30 days following the date of such initial Common Stock issuance, and such tendered (or deemed tendered) Preferred Securities shall be deemed to be tendered again by the Holder without any further action thereby on the first Business Day to occur after such 30-day period has elapsed and the Sponsor shall issue at such time in respect of the exercise hereof a number of shares of Common Stock equal to the Excess Share Number; provided that if the Excess Share Number (together with all of the Holder's and its Affiliates' Beneficial Ownership of Common Stock) exceeds the Ownership Limit (such number of excess shares, the "Remaining Excess Share Number"), Common Stock shall not be issued in respect of the conversion of such tendered (or deemed tendered) Preferred Securities at such time to the extent of the Remaining Excess Share Number, but such Preferred Securities shall be deemed to be tendered again by the Holder without any further action thereby for conversion to the extent of the Remaining Excess Share Number on such Business Day or Business Days occurring at the conclusion of such number of subsequent 30-day periods as it shall be necessary to impose so that Common Stock is issued in respect of the conversion of such tendered (or deemed tendered) Preferred Securities to the extent of the Remaining Excess Share Number in portions not to exceed (together with all of the Holder's and its Affiliates' Beneficial Ownership of Common Stock) the Ownership Limit after elapsed 30-day periods. The cumulative period during which the issuance of Common Stock issuable upon conversion of Preferred Securities without regard to the Ownership Limit is delayed by operation of this paragraph (j) is hereinafter referred to as the "Delay Period." This paragraph (j) will cease to be effective at such time, if any, at which the Public Utility Holding Company Act of 1935, as amended, insofar as such Act restricts beneficial ownership of the Sponsor or any of its subsidiaries, is no longer in effect, or no longer applicable to the equityholders of the Sponsor, and applicable ownership restrictions with respect to the Sponsor's equity are not imposed by operation of a successor federal statute or state statute.

                   (k)     FOR THE AVOIDANCE OF DOUBT, NO PROVISION OF THIS DECLARATION OF TRUST, AND NO PROVISION OF ANY DOCUMENT OR AGREEMENT EXECUTED IN CONNECTION HEREWITH WHICH PUPORTS TO BIND ANY HOLDER OR BENEFICIAL OWNER OF PREFERRED CERTIFICATES, SHALL BIND SUCH HOLDER OR BENEFICIAL OWNER TO CONVERT, EXCHANGE OR OTHERWISE ACCEPT ANY COMMON STOCK AT ANY TIME UPON THE OCCURRENCE OF A MANDATORY EXERCISE EVENT AFTER AN EARLY TERMINATION EVENT HAS OCCURRED.

Section 4.07. Conversion Agent.

                   The Sponsor initially appoints Wilmington Trust Company, not in its individual capacity but solely as conversion agent (the "Conversion Agent"), for the purpose of effecting the conversion of Trust Securities in accordance with Section 4.06, redeeming Trust Securities in accordance with Section 4.02, and repurchasing Trust Securities in accordance with Section 4.04 and Section 4.05. In effecting the conversion and transactions described in Section 4.06 or the redemption and repurchase transactions described in Section 4.02, Section 4.04 and Section 4.05, the Conversion Agent shall be acting as agent of the Holders of Trust Securities directing it to effect such transactions. The Conversion Agent is hereby authorized to (i) exercise Attached Warrants (and tender Notes in connection therewith) from time to time in connection with the conversion of Trust Securities in accordance with Section 4.06 and deliver shares of Common Stock in accordance with the provisions of Section 4.06, and (ii) tender Notes to the Sponsor from time to time in accordance with the instructions of the Holders of the Trust Securities in connection with the repurchase of Trust Securities following a Sponsor Change of Control Offer or upon a Sponsor Asset Sale Offer in accordance with Section 4.04 and Section 4.05, as the case may be, and cause the Sponsor to repurchase a Like Amount of Notes and thereupon deliver the proceeds thereof in accordance with Section 4.04 and Section 4.05, as the case may be, and in each case to deliver to the Institutional Trustee any new Note or Notes, together with the Attached Warrants, for any resulting unconverted or unredeemed principal amount delivered to the Conversion Agent by the Note Trustee.

Section 4.08. Subordination of Common Securities.

                   Payment of Distributions (including Additional Amounts, if applicable) on, and the applicable Redemption Price or purchase price of, the Trust Securities, as applicable, shall be made pro rata based on the Liquidation Amount of such Trust Securities; provided, however that if on any Distribution Date, Change of Control Payment Date, Purchase Date or Redemption Date an Event of Default shall have occurred and be continuing, (i) no payment of any Distribution (including Additional Amounts, if applicable) on, or the Redemption Price or purchase price of, any Common Security, and no other payment on account of the redemption, purchase, liquidation or other acquisition of Common Securities, shall be made unless payment in full in cash of all accumulated and unpaid Distributions (including Additional Amounts, if applicable) on all Outstanding Preferred Securities for all Distribution periods terminating on or before such Distribution Date, Change of Control Payment Date, Purchase Date or Redemption Date, or in the case of payment of the Redemption Price or purchase price the full amount of such Redemption Price or purchase price on all Outstanding Preferred Securities then called for redemption, shall have been made or provided for in cash, and (ii) all funds immediately available to the Institutional Trustee shall first be applied to the payment in full in cash of all Distributions (or the applicable Additional Amounts, if applicable) on, or the Redemption Price or purchase price of, Preferred Securities then due and payable.

Section 4.09. Payment Procedures.

                   Cash Distributions in respect of the Preferred Securities shall be made by (i) check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register, (ii) wire transfer of immediately available funds to an account maintained by the Person entitled thereto as specified in the Security Register or (iii) if the Preferred Securities are held by a Clearing Agency, such Distributions shall be made to the Clearing Agency in immediately available funds, in accordance with the Certificate Depository Agreement, on the applicable Distribution Dates. Payments in respect of the Common Securities shall be made in such manner as shall be mutually agreed between the Institutional Trustee and the Holder of the Common Securities.

Section 4.10. Tax Returns and Reports.

                   The Regular Trustees shall prepare (or cause to be prepared), at the Sponsor's expense, and file (or cause to be filed) all United States federal, state and local tax and information returns and reports required to be filed by or in respect of the Trust. In this regard, the Regular Trustees shall (a) prepare and file (or cause to be prepared or filed) all Internal Revenue Service forms required to be filed in respect of the Trust in each taxable year of the Trust and (b) prepare and furnish (or cause to be prepared and furnished) to each Securityholder all Internal Revenue Service forms required to be furnished to such Securityholder or the information required to be provided on such form. The Regular Trustees shall provide (or cause to be provided) to the Sponsor and the Institutional Trustee a copy of all such returns, reports and schedules promptly after such filing or furnishing. The Trustees shall comply with United States federal withholding and backup withholding tax laws and information reporting requirements with respect to any payments to Securityholders under the Trust Securities. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to Distributions or allocations to any Holder, the amount withheld shall be deemed to be a Distribution in the amount of the withholding to the Holder. In the event of any claimed over withholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Trust may reduce subsequent Distributions by the amount of such withholding (but not by the amount of any liability imposed on the Trust as withholding agent).

Section 4.11. [Intentionally Omitted.]
Section 4.12. Payments Under Indenture.

                   Any amount payable hereunder to any Holder of Preferred Securities (and any Owner with respect thereto) shall be reduced by the amount of any corresponding payment such Holder (or Owner) has directly received pursuant to the Indenture in accordance with the terms of Section 6.08 thereof.

ARTICLE 5 TRUST SECURITIES CERTIFICATES
Section 5.01. Initial Ownership.

                   Upon the formation of the Trust and until the issuance of the Trust Securities, and at any time during which no Trust Securities are Outstanding, the Sponsor shall be the sole beneficial owner of the Trust.

Section 5.02. Form and Dating.

                   (a)  (i)  The Common Securities Certificate and the Preferred Securities Certificate and the relevant Trustee's certificate of authentication shall be substantially in the form of Exhibit A and Exhibit B, respectively, hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Declaration, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the individuals executing such Trust Securities Certificates, as evidenced by their execution thereof.

                             (ii)     The Definitive Preferred Securities shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which the Preferred Securities may be listed, all as determined by the individuals executing such Preferred Securities, as evidenced by their execution thereof.

                             (iii)     Each Trust Security Certificate shall be dated the date of its authentication. The Trust Securities Certificates shall be in denominations of $1,000 and integral multiples thereof; provided that PIK Securities shall be issuable in such denominations as shall equal the Distributions in lieu of which they are being issued.

                             (iv)     The terms and provisions contained in the Trust Securities Certificates shall constitute, and are hereby expressly made, a part of this Declaration, and the Sponsor, the Regular Trustees and the Institutional Trustee, by their execution and delivery of this Declaration, expressly agree to such terms and provisions and to be bound thereby. However, to the extent any provision of any Trust Security Certificate conflicts with the express provisions of this Declaration, the provisions of this Declaration shall govern and be controlling.

                             (v)     The Preferred Securities Certificates shall be issued in minimum denominations of Liquidation Amount and integral multiples of $1,000 in excess thereof, and the Common Securities Certificates shall be issued in denominations of Liquidation Amount and integral multiples of $1,000 in excess thereof. The consideration received by the Trust for the issuance of the Trust Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust. The Trust Securities Certificates shall be executed on behalf of the Trust by manual or facsimile signature of at least one Regular Trustee and the Preferred Securities Certificates shall be authenticated by the Institutional Trustee. Trust Securities Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefit of this Declaration, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the delivery of such Trust Securities Certificates or did not hold such offices at the date of delivery of such Trust Securities Certificates. A transferee of a Trust Securities Certificate shall become a Securityholder, and shall be entitled to the rights and subject to the obligations of a Securityholder hereunder, upon due registration of such Trust Securities Certificate in such transferee's name pursuant to Section 5.05.

                   (b)     Private Placement Certificates. Upon their original issuance, Private Placement Certificates shall be issued in the form of one or more Global Certificates registered in the name of DTC, as Depositary, or its nominee and deposited with the Institutional Trustee, at its Corporate Trust Office, as custodian for DTC, for credit by DTC to the respective accounts of Beneficial Owners of the Preferred Securities represented thereby (or such other accounts as they may direct). The aggregate Liquidation Amount of any Global Certificate representing the Private Placement Certificates may from time to time be increased or decreased by adjustments made on the records of the Institutional Trustee, as custodian for the Depositary for such Global Certificate, as provided in Section 5.05, which adjustments shall be conclusive, absent manifest error, as to the aggregate Liquidation Amount of any such Private Placement Certificates. Such Global Certificates, together with their Successor Securities which are Global Certificates other than the Regulation S Global Certificate, are collectively herein called the "Restricted Global Certificate".

                   (c)     Regulation S Certificates. Upon their original issuance, Regulation S Certificates shall be issued in the form of one or more Global Certificates registered in the name of the Depositary as depositary for Clearstream, Luxembourg and Euroclear and deposited with the Institutional Trustee, at its Corporate Trust Office, as custodian for such Depositary, for credit by such Depositary to the respective accounts of Beneficial Owners of the Preferred Securities represented thereby (or such other accounts as they may direct), provided that upon such deposit all such Preferred Securities shall be credited to or through accounts maintained at such Depositary by or on behalf of Euroclear or Clearstream, Luxembourg. The aggregate principal amount of any Global Certificate representing the Regulation S Certificates may from time to time be increased or decreased by adjustments made on the records of the Institutional Trustee, as custodian for the Depositary for such Global Certificates, as provided in Section 5.05, which adjustments shall be conclusive, absent manifest error, as to the aggregate Liquidation Amount of any such Regulation S Certificates. Such Global Certificates, together with their Successor Securities which are Global Certificates other than the Restricted Global Certificate, are collectively herein called the "Regulation S Global Certificate".

(d) Common Securities.

                             (i)     On the date hereof, the Sponsor shall acquire beneficial and record ownership of the Common Securities. The Sponsor agrees at all times to maintain direct or indirect beneficial ownership of the Common Securities, including through beneficial ownership of the Common Securities by an Affiliate of the Sponsor. To the fullest extent permitted by law, any attempted transfer of the Common Securities, other than a transfer to an Affiliate of the Sponsor or a transfer to certain successors that are permitted pursuant to Article 5 of the Indenture, shall be void. The Regular Trustees shall cause each Common Securities Certificate issued to the Sponsor to contain a legend stating "THIS CERTIFICATE IS NOT TRANSFERABLE EXCEPT AS PROVIDED UNDER APPLICABLE LAW OR THE AMENDED AND RESTATED DECLARATION OF TRUST."

(ii) On the date hereof, a single Common Securities Certificate representing the Common Securities shall be issued to the Sponsor in the form of a Definitive Common Securities Certificate.
Section 5.03. Execution, Authentication and Delivery of Trust Securities Certificates.

                   (a)     On the date hereof, the Regular Trustees shall cause Trust Securities Certificates, in an aggregate Liquidation Amount as provided in Section 2.04 to be executed on behalf of the Trust and delivered, without further corporate action by the Sponsor, in authorized denominations and, upon receipt of an Authentication Order at any time and from time to time, the Institutional Trustee shall authenticate Trust Preferred Certificates and PIK Securities, for original issue in an aggregate Liquidation Amount specified therein. A Common Securities Certificate shall not be valid until executed by at least one Regular Trustee. A Preferred Securities Certificate shall not be valid until executed by at least one Regular Trustee and authenticated by the manual signature of an authorized signatory of the Institutional Trustee. The manual signature of the Institutional Trustee thereon shall be conclusive evidence that a Preferred Securities Certificate has been authenticated under this Declaration. Upon a written order of the Trust signed by one Regular Trustee (an "Authentication Order"), the Institutional Trustee shall authenticate the Preferred Securities Certificates for original issue. The signature of any Regular Trustee on the Trust Securities Certificates may be manual or facsimile.

                   (b)     The Institutional Trustee may appoint an authenticating agent reasonably acceptable to the Regular Trustees to authenticate Preferred Securities Certificates. An authenticating agent may authenticate Preferred Securities Certificates whenever the Institutional Trustee may do so. Each reference in this Declaration to authentication by the Institutional Trustee includes authentication by such agent. An authenticating agent has the same rights as the Institutional Trustee to deal with the Sponsor or an Affiliate with respect to the authentication of Preferred Securities.

Section 5.04. Registrar and Paying Agent.

                   (a)     The Regular Trustees shall maintain an office or agency where Trust Securities Certificates may be presented for registration of transfer or for exchange ("Security Registrar") (subject to Section 5.02(d) in the case of the Common Securities) and an office or agency where Preferred Securities Certificates may be presented for payment ("Paying Agent"). The Security Registrar shall keep a register of the Trust Securities Certificates and of their transfer and exchange. The Regular Trustees may appoint one or more co-registrars and one or more additional paying agents. The term "Security Registrar" includes any co-registrar and the term "Paying Agent" includes any additional paying agent. The Regular Trustees may change any Paying Agent or Security Registrar without notice to any Holder. The Regular Trustees shall promptly notify the Institutional Trustee in writing of the name and address of any Agent not a party to this Declaration. If the Regular Trustees fail to appoint or maintain another entity as Security Registrar or Paying Agent, the Institutional Trustee shall act as such.

(b) The Regular Trustees initially appoint The Depository Trust Company ("DTC") to act as Depositary with respect to the Global Certificates.
(c) The Regular Trustees initially appoint the Institutional Trustee to act as the Registrar and Paying Agent and to act as Custodian with respect to the Global Certificates.

                   (d)     The Paying Agent shall make Distributions to Securityholders from the Payment Account and shall report the amounts of such Distributions to the Institutional Trustee and the Regular Trustees. Any Paying Agent shall have the revocable power to withdraw funds from the Payment Account for the purpose of making the Distributions referred to above. The Regular Trustees may revoke such power and remove the Paying Agent for any reason, including if such Regular Trustees determine in their sole discretion that the Paying Agent shall have failed to perform its obligations under this Declaration in any material respect. The Institutional Trustee shall have no duty to monitor or oversee any of the activities of any Paying Agent (other than itself), including, but not limited to, any withdrawals from the Payment Account, and the Institutional Trustee shall be fully protected and shall incur no liability in connection with any action or omission of any such Paying Agent. Any Person acting as Paying Agent shall be permitted to resign as Paying Agent upon 30 days' written notice to the Institutional Trustee and the Sponsor. In the event that the Institutional Trustee shall no longer be the Paying Agent or a successor Paying Agent shall resign or its authority to act be revoked, the Regular Trustees shall appoint a successor that is reasonably acceptable to the Institutional Trustee and the Sponsor to act as Paying Agent (which shall be a bank or trust company).

                   (e)     Each successor Paying Agent or any additional Paying Agent shall agree with the Trustees that, as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Securityholders in trust for the benefit of the Securityholders entitled thereto until such sums shall be paid to each Securityholder. The Paying Agent shall return all unclaimed funds to the Institutional Trustee and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Institutional Trustee. The provisions of Sections 8.01, 8.03 and 8.06 shall apply to the Institutional Trustee also in its role as Paying Agent, for so long as the Institutional Trustee shall act as Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder. Any reference in this Declaration to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

Section 5.05. Transfer and Exchange.
(a) Transfer and Exchange of Global Certificates.

                             (i)     Each Global Certificate authenticated under this Declaration shall be registered in the name of the Depositary designated by the Regular Trustees for such Global Certificate or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Certificate shall constitute a single Preferred Securities Certificate for all purposes of this Declaration.

                             (ii)     Notwithstanding any other provision in this Declaration, no Global Certificate may be exchanged in whole or in part for Preferred Securities Certificates registered, and no transfer of a Global Certificate in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Certificate or a nominee thereof unless (x) such Depositary has notified the Regular Trustees that it is unwilling or unable to continue as Depositary for such Global Certificate and the Regular Trustees do not appoint a successor within 90 days, (y) if applicable, such Depositary has ceased to be a clearing agency registered as such under the Exchange Act or (z) there shall have occurred and be continuing an Event of Default and the Holders of a Majority in Liquidation Amount of the Preferred Securities determine that such Global Certificate shall be exchangeable for Definitive Preferred Securities Certificate.

                             (iii)     If any Global Certificate is to be exchanged for other Preferred Securities Certificates or canceled in whole, it shall be surrendered by or on behalf of the relevant Depositary or its nominee to the Institutional Trustee, as Security Registrar, for exchange or cancellation as provided in this Article 5. If any Global Certificate is to be exchanged for other Preferred Securities Certificates or canceled in part, or if another Preferred Securities Certificate is to be exchanged in whole or in part for a beneficial interest in any Global Certificate, then either (x) such Global Certificate shall be so surrendered for exchange or cancellation as provided in this Article 5 or (y) the Liquidation Amount thereof shall be reduced or increased by an amount equal to the portion thereof to be so exchanged or canceled, or equal to the Liquidation Amount of such other Preferred Securities Certificate to be so exchanged for a beneficial interest therein, as the case may be, by means of an appropriate adjustment made on the records of the Institutional Trustee, as Security Registrar, whereupon the Institutional Trustee, in accordance with the Applicable Procedures, shall instruct the Depositary or its authorized representative to make a corresponding adjustment to its records. Upon any such surrender or adjustment of a Global Certificate, the Institutional Trustee shall, subject to Section 5.05(b)(ii) and as otherwise provided in this Article 5, authenticate and deliver any Preferred Securities Certificates issuable in exchange for such Global Certificate (or any portion thereof) to or upon the order of, and registered in such names as may be directed by, the Depositary or its authorized representative in accordance with its customary procedures. Upon the request of the Institutional Trustee in connection with the occurrence of any of the events specified in the preceding paragraph, the Sponsor shall promptly make available to the Institutional Trustee a reasonable supply of Preferred Securities Certificates that are not in the form of Global Certificates. The Institutional Trustee shall be entitled to rely upon any order, direction or request of the Depositary or its authorized representative which is given or made pursuant to this Article 5 if such order, direction or request is given or made in accordance with the Applicable Procedures.

                             (iv)     Every Preferred Securities Certificate authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Certificate or any portion thereof, whether pursuant to this Article 5, Section 4.02, 4.04 or 4.05 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Certificate, unless such Preferred Securities Certificate is registered in the name of a Person other than the Depositary for such Global Certificate or a nominee thereof.

                             (v)     The Depositary or its nominee, as registered owner of a Global Certificate, shall be the Holder of such Global Certificate for all purposes under the Declaration and the Preferred Securities Certificates, and owners of beneficial interests in a Global Certificate shall hold such interests pursuant to the Applicable Procedures. Accordingly, any such owner's beneficial interest in a Global Certificate will be shown only on, and the transfer of such interest shall be effected only through, records maintained by the Depositary or its nominee or the Agent Members.

                             (vi)     To the extent any Preferred Securities Certificates are issued in book-entry form with a Depositary: (A) the Trustee may deal with the Depositary, as the Holder of such Preferred Securities Certificates; (B) the rights of the beneficial owners of such Preferred Securities Certificates shall be exercised only through the Depositary and shall be limited to those established by law and agreement between such beneficial owners and the Depositary and/or direct participants of the Depositary; (C) subject to Section 5.05(b), the Depositary will make book-entry transfers among the direct participants of the Depositary and will receive and transmit payments of Distributions on the Certificates to such direct participants; and (D) the direct participants of the Depositary shall have no rights under this Declaration under or with respect to any such Certificates held on their behalf by the Depositary, and the Depositary may be treated by the Regular Trustees and the Institutional Trustee and their agents, employees, officers and directors as the absolute owner of such Certificates for all purposes whatsoever.

(b) Registration, Registration of Transfer and Exchange Generally; Certain Transfers and Exchanges; Securities Act Legends.
(i) Registration, Registration of Transfer and Exchange Generally.

                                       (A)     The Institutional Trustee shall keep at the Corporate Trust Office of the Institutional Trustee a register (the register maintained in such office and in any other office or agency of the Trust designated pursuant to Section 5.12 being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Security Registrar designated by the Regular Trustees shall provide for the registration of Preferred Securities Certificates and of transfers and exchanges of Preferred Securities Certificates. The Institutional Trustee is hereby appointed "Security Registrar" for the purpose of registering Preferred Securities Certificates and transfers and exchanges of Preferred Securities Certificates as herein provided. The Security Register shall be made available for inspection by the Institutional Trustee during the normal business hours of the Security Registrar.

                                       (B)     Subject to the other provisions of this Declaration, upon surrender for registration of transfer of any Preferred Securities Certificate at an office or agency of the Trust designated pursuant to Section 5.12 for such purpose, the Regular Trustees shall execute, and the Institutional Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Preferred Securities Certificates of any authorized denominations, of a like aggregate Liquidation Amount and bearing such restrictive legends as may be required by this Declaration.

                                       (C)     At the option of the Holder, and subject to the other provisions of this Section 5.05, Preferred Securities Certificates may be exchanged for new Preferred Securities Certificates of any authorized denominations, of a like aggregate Liquidation Amount and bearing such restrictive legends as may be required by this Declaration, upon surrender of the Preferred Securities Certificates to be exchanged at any such office or agency. Whenever any Preferred Securities Certificates are so surrendered for exchange, the Regular Trustees shall execute, and the Institutional Trustee shall authenticate and deliver, the Preferred Securities Certificates which the Holder making the exchange is entitled to receive.

                                       (D)     All Preferred Securities Certificates issued upon any registration of transfer or exchange of Preferred Securities Certificates shall be the valid obligations of the Trust, evidencing the same rights, and entitled to the same benefits under this Declaration, as the Preferred Securities Certificates surrendered upon such registration of transfer or exchange.

                                       (E)     Every Preferred Securities Certificate presented or surrendered for registration of transfer or for exchange shall (if so required by the Regular Trustees or the Institutional Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form reasonably satisfactory to the Regular Trustees and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

                                       (F)     No service charge shall be made for any registration of transfer or exchange of Preferred Securities Certificates, but the Security Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Preferred Securities Certificates, other than exchanges pursuant to Sections 4.03(d), 4.04, 5.03 and 5.06 not involving any transfer.

                                       (G)     The Trust shall not be required (x) to issue, register the transfer of or exchange any Preferred Securities Certificate during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Preferred Securities Certificates selected for redemption under Section 4.02 and ending at the close of business on the day of such mailing, or (y) to register the transfer of or exchange any Preferred Securities Certificate so selected for redemption in whole or in part, except the unredeemed portion of any Preferred Securities Certificate being redeemed in part.

                                       (H)     The Registrar shall not be required to register the transfer of or exchange any Preferred Securities Certificate selected for redemption in whole or in part, except the unredeemed portion of any Preferred Securities Certificate being redeemed in part.

                                       (I)     Prior to due presentment for the registration of a transfer of any Preferred Securities Certificate, the Institutional Trustee, any Agent and the Trust may deem and treat the Person in whose name any Preferred Securities Certificate is registered as the absolute owner of such Preferred Securities Certificate for the purpose of receiving payment of Distributions (including any applicable Additional Amounts) on such Preferred Securities Certificate and for all other purposes, and none of the Institutional Trustee, any Agent or the Trust shall be affected by notice to the contrary.

                                       (J)     All certifications, certificates and Opinions of Counsel required to be submitted to the Registrar pursuant to this Section 5.05 to effect a registration of transfer or exchange may be submitted by facsimile.

                                       (K)     The Institutional Trustee and the Security Registrar shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Declaration or under applicable law with respect to any transfer of any interest in any Preferred Securities Certificate (including any transfers between or among Depositary participants or Beneficial Owners of interests in any Global Certificate) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Declaration, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

                                       (L)     Prior to the registration of the Preferred Securities under the Securities Act, Preferred Securities may not be transferred other than in an aggregate Liquidation Amount (aggregating all Preferred Securities transferred to the applicable transferee in such transfer) equal to or greater than $1,000,000:

(1) to QIBs in transactions exempt from registration under the Securities Act pursuant to Rule 144A;
(2) in "offshore transactions" in compliance with Rule 904 of Regulation S;
(3) in transactions exempt from registration under the Securities Act under Rule 144; or

                                                 (4)     to Institutional Accredited Investors in transactions exempt from registration under the Securities Act, provided that, in the case of transfers pursuant to this clause (4), the Company shall have received prior to any such transfer an opinion of counsel in form and substance reasonably satisfactory to the Company regarding such exemption and the Security Registrar shall have received the Certificate from Acquiring Institutional Accredited Investor, substantially in the form of Exhibit J hereto.

                             (ii)     Certain Transfers and Exchanges. Notwithstanding any other provision of this Declaration or the Preferred Securities Certificates, registrations, transfers and exchanges of Preferred Securities Certificates and beneficial interests in a Global Certificate of the kinds specified in this Section 5.05(b)(ii) shall be made only in accordance with this Section 5.05(b)(ii).

                                       (A)     Restricted Global Certificate to Regulation S Global Certificate. If the holder of a beneficial interest in any Restricted Global Certificate wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in a Regulation S Global Certificate, such transfer may be effected, subject to the Applicable Procedures and only in accordance with the provisions of this Section 5.05(b)(ii)(A). Upon receipt by the Institutional Trustee, as Security Registrar, at its Corporate Trust Office of (1) written instructions given in accordance with the Applicable Procedures from an Agent Member directing the Institutional Trustee to credit or cause to be credited to a specified Agent Member's account a beneficial interest in such Regulation S Global Certificate in a Liquidation Amount equal to that of the beneficial interest in such Restricted Global Certificate to be so transferred, (2) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member (and the Euroclear or Clearstream, Luxembourg account, as the case may be, for which such Agent Member's account is held) to be credited with, and the account of the Agent Member to be debited for, such beneficial interest, and (3) a Regulation S Certificate of Transfer, substantially in the form of Exhibit H hereto, given by the holder of such beneficial interest, the Institutional Trustee, as Security Registrar, shall instruct the relevant Depositaries to reduce the Liquidation Amount of such Restricted Global Certificate and increase the Liquidation Amount of such Regulation S Global Certificate (and shall make an appropriate notation on Schedule A of each such Preferred Securities Certificate) by the Liquidation Amount of the beneficial interest in such Restricted Global Certificate to be so transferred and credit or cause to be credited to the account of the person specified in such instructions (which shall be the Agent Member for any one or more than one of Euroclear and Clearstream, Luxembourg, as the case may be) a beneficial interest in such Regulation S Global Certificate having a Liquidation Amount equal to the amount by which the Liquidation Amount of such Restricted Global Certificate was reduced upon such transfer.

                                       (B)     Regulation S Global Certificate to Restricted Global Certificate. If the holder of a beneficial interest in any Regulation S Global Certificate wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in a Restricted Global Certificate, such transfer may be effected, subject to the Applicable Procedures and only in accordance with this Section 5.05(b)(ii)(B). Upon receipt by the Institutional Trustee, as Security Registrar, at its Corporate Trust Office of (1) written instructions given in accordance with the Applicable Procedures from an Agent Member, directing the Institutional Trustee to credit or cause to be credited to a specified Agent Member's account a beneficial interest in such Restricted Global Certificate in a principal amount equal to that of the beneficial interest in such Regulation S Global Certificate to be so transferred, (2) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member to be credited with, and the account of the Agent Member (or, if such account is held for Euroclear or Clearstream, Luxembourg, the Euroclear or Clearstream, Luxembourg account, as the case may be) to be debited for, such beneficial interest, and (3) with respect to a transfer of a beneficial interest in such Regulation S Global Certificate, a Restricted Security Certificate of Transfer, substantially in the form of Exhibit I hereto, given by the holder of such beneficial interest, the Trustee, as Security Registrar, shall instruct the relevant Depositaries to reduce the Liquidation Amount of such Regulation S Global Certificate and increase the Liquidation Amount of such Restricted Global Certificate (and shall make an appropriate notation on Schedule A of each such Preferred Certificate) by the Liquidation Amount of the beneficial interest in such Regulation S Global Certificate to be so transferred and credit or cause to be credited to the account of the person specified in such instructions a beneficial interest in such Restricted Global Certificate having a Liquidation Amount equal to the amount by which the Liquidation Amount of such Regulation S Global Certificate was reduced upon such transfer.

                                       (C)     Exchanges between Global Certificate and Non-Global Certificate. A beneficial interest in a Global Certificate may be exchanged for a Preferred Certificate that is not a Global Certificate as provided in Section 5.05(a), provided that, if such interest is a beneficial interest in the Restricted Global Certificate, or if such interest is a beneficial interest in the Regulation S Global Certificate and such exchange is to occur during the Restricted Period, then such interest shall be exchanged for a Restricted Certificate (subject in each case to Section 5.05(b)(iii)). In the event that a Global Certificate or any portion thereof is exchanged for Preferred Securities Certificates other than Global Certificates, such other Preferred Securities Certificates may in turn be exchanged (on transfer or otherwise) for Preferred Securities Certificates that are not Global Certificates or for beneficial interests in a Global Certificate (if any is then outstanding) only in accordance with such procedures, which shall be substantially consistent with the provisions of this Section 5.05(b)(ii) (including the certification requirements intended to insure that transfers and exchanges of beneficial interests in a Global Certificate which is a Restricted Certificate comply with Rule 144A, Rule 144 or Regulation S, as the case may be, or are otherwise exempt from the registration requirements of the Securities Act) and any Applicable Procedures.

                                       (D)     Interests in Regulation S Global Certificate to Be Held Through Euroclear or Clearstream, Luxembourg. Until the termination of the Restricted Period with respect to any Regulation S Global Certificate, beneficial interests therein may be held only through Agent Members acting for and on behalf of Euroclear or Clearstream, Luxembourg, provided that this clause (D) shall not prohibit any transfer in accordance with Section 5.05(b)(iii)(B).

                             (iii)     Securities Act Legends. Private Placement Certificates and their Successor Certificates shall bear a Restricted Certificate Legend, and Regulation S Certificates and their Successor Certificates shall bear a Regulation S Legend, subject to the following:

                                       (A)     subject to the following clauses of this Section 5.05(b)(iii), a Preferred Securities Certificate or any portion thereof which is exchanged, upon transfer or otherwise, for a Global Certificate or any portion thereof shall bear the Securities Act Legend borne by such Global Certificate (if any) while represented thereby;

                                       (B)     subject to the following clauses of this Section 5.05(b)(iii), a new Preferred Securities Certificate which is not a Global Certificate and is issued in exchange for another Preferred Securities Certificate (including a Global Certificate) or any portion thereof, upon transfer or otherwise, shall bear the Securities Act Legend borne by such other Preferred Securities Certificate (if any), provided that, if such new Preferred Securities Certificate is required pursuant to Section 5.05(b)(ii)(C) to be issued in the form of a Restricted Certificate, it shall bear a Restricted Certificate Legend;

                                       (C)     a new Preferred Securities Certificate which does not bear a Securities Act Legend may be issued in exchange for or in lieu of a Preferred Securities Certificate (other than a Global Certificate) or any portion thereof which bears such a legend (I) at the election of the Sponsor, if in the Sponsor's judgment, placing such a legend upon such new Preferred Securities Certificate is not necessary to ensure compliance with the registration requirements of the Securities Act, or (II) upon the request of the Holder, if such Holder provides to the Sponsor an Opinion of Counsel, in form and substance reasonably acceptable to the Sponsor, to the effect that the restrictions on transfer contained herein and in the Restricted Certificate Legend and Regulation S Legend are no longer required in order to maintain compliance with the Securities Act, and the Institutional Trustee, upon receipt of an Authentication Order, shall authenticate and deliver such a new Preferred Securities Certificate without such legends as provided in this Article 5;

(D) a Preferred Securities Certificate that is a Global Certificate and for which The Depository Trust Company is the Depositary therefore shall bear the Global Certificate DTC Legend; and

                                       (E)     notwithstanding the foregoing provisions of this Section 5.05(b)(iii), a Successor Certificate of a Preferred Securities Certificate that does not bear a particular form of Securities Act Legend shall not bear such form of legend unless the Regular Trustees have reasonable cause to believe that such Successor Certificate is a "restricted security" within the meaning of Rule 144, in which case the Institutional Trustee, upon receipt of an Authentication Order, shall authenticate and deliver a new Preferred Securities Certificate bearing a Restricted Certificate Legend in exchange for such Successor Certificate as provided in this Article 5.

(a) Legends.
(i) Restricted Certificate Legend:

NONE OF THIS SECURITY, THE NOTES, TOGETHER WITH THE ATTACHED WARRANTS, THAT MAY BE ISSUED IN EXCHANGE THERFOR, THE COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY OR THE WARRANTS ATTACHED TO THE NOTES AND THE GUARANTEE OF THIS SECURITY HAS BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND NONE MAY BE OFFERED, SOLD, OR DELIVERED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON, EXCEPT (1) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT ACQUIRING FOR ITS OWN ACCOUNT OR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER AND SUCH PURCHASER HAS BEEN INFORMED THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (2) OUTSIDE THE UNITED STATES IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), OR (4) TO AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT PURSUANT TO AN EXEMPTION FROM REGISTRATION THEREUNDER (IF AVAILABLE) AND, IN EACH CASE (1) THROUGH (4), IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS.

THESE SECURITIES MAY NOT BE TRANSFERRED IN AN AGGREGATE LIQUIDATION AMOUNT OF LESS THAN $1,000,000.
(ii) Regulation S Legend:

NONE OF THIS SECURITY, THE NOTES, TOGETHER WITH THE ATTACHED WARRANT, THAT MAY BE ISSUED IN EXCHANGE THERFOR, THE COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY ON THE WARRANTS ATTACHED TO THE NOTES AND THE GUARANTEE OF THIS SECURITY HAS BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE AND NONE MAY BE OFFERED, SOLD OR DELIVERED IN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR BENEFIT OF ANY U.S. PERSON, EXCEPT PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

(iii) Global Certificate Legend:

THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE DECLARATION HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS CERTIFICATE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A CERTIFICATE REGISTERED, AND NO TRANSFER OF THIS CERTIFICATE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE DECLARATION.

(iv) Global Certificate DTC Legend:

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                   (d)     Cancellation and/or Adjustment of Global Certificates. At such time as all beneficial interests in a particular Global Certificate have been exchanged for Definitive Certificates or a particular Global Certificate has been redeemed, repurchased or canceled in whole and not in part, each such Global Certificate shall be returned to or retained and canceled by the Institutional Trustee in accordance with Section 5.07. At any time prior to such cancellation, if any beneficial interest in a Global Certificate is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Certificate or for Definitive Preferred Securities Certificates, the principal amount of Preferred Securities Certificates represented by such Global Certificate shall be reduced accordingly and an endorsement shall be made on such Global Certificate by the Institutional Trustee or by the Depositary at the direction of the Institutional Trustee to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Certificate, such other Global Certificate shall be increased accordingly and an endorsement shall be made on such Global Certificate by the Institutional Trustee or by the Depositary at the direction of the Institutional Trustee to reflect such increase.

Section 5.06. Temporary Certificates.

                   Pending the preparation of Definitive Preferred Securities Certificates, the Regular Trustees may execute, and upon receipt of an Authentication Order the Institutional Trustee shall authenticate and deliver, temporary Preferred Securities Certificates which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the Definitive Preferred Securities Certificates in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the individuals executing such Preferred Securities Certificates may determine, as evidenced by their execution of such Preferred Securities Certificates.

                   If temporary Preferred Securities Certificates are issued, the Sponsor will cause Definitive Preferred Securities Certificates to be prepared without unreasonable delay. After the preparation of Definitive Preferred Securities Certificates, the temporary Preferred Securities Certificates shall be exchangeable for Definitive Preferred Securities Certificates upon surrender of the temporary Preferred Securities Certificates at any office or agency of the Trust designated pursuant to Section 5.12, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Preferred Securities Certificates the Regular Trustees shall execute and the Institutional Trustee shall authenticate and deliver in exchange therefor a like Liquidation Amount of Definitive Preferred Securities Certificates of authorized denominations of like tenor. Until so exchanged the temporary Preferred Securities Certificates shall in all respects be entitled to the same benefits under this Declaration as the Definitive Preferred Securities Certificates.

Section 5.07. Cancellation.

                   The Regular Trustees at any time may deliver Preferred Securities Certificates to the Institutional Trustee for cancellation. The Registrar and Paying Agent shall forward to the Trustee any Preferred Securities Certificates surrendered to them for registration of transfer, exchange or payment. The Institutional Trustee (and no one else) shall cancel and dispose of such Preferred Securities Certificates in its customary manner (subject to the record retention requirements of the Exchange Act) all Preferred Securities Certificates surrendered for registration of transfer, exchange, payment or cancellation and deliver a certificate of such destruction to the Regular Trustees unless the Regular Trustees direct the Institutional Trustee to deliver canceled Preferred Securities Certificates to the Regular Trustees. Certification of the disposition of all canceled Preferred Securities Certificates shall be delivered to the Regular Trustees. The Trust may not issue new Preferred Securities Certificates to replace Preferred Securities Certificates that it has redeemed or paid or that have been delivered to the Institutional Trustee for cancellation.

Section 5.08. CUSIP Numbers.

                   The Trust in issuing the Preferred Securities Certificates may use "CUSIP" numbers (if then generally in use) and, if so, the Institutional Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Preferred Securities Certificates or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Preferred Securities Certificates, and any such redemption shall not be affected by any defect in or omission of such numbers. The Regular Trustee shall promptly notify the Institutional Trustee of any change in the CUSIP numbers.

Section 5.09. Mutilated, Destroyed, Lost or Stolen Trust Securities Certificates.

                   If (a) any mutilated Trust Securities Certificate shall be surrendered to the Security Registrar, or if the Security Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Trust Securities Certificate and (b) there shall be delivered to the Security Registrar and the Regular Trustees such security and indemnity as may be reasonably required by them to save each of them harmless, then in the absence of notice that such Trust Securities Certificate shall have been acquired by a bona fide purchaser, the Regular Trustees, or any one of them, on behalf of the Trust shall execute and make available for authentication, where applicable, and delivery, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Trust Securities Certificate, a new Trust Securities Certificate of like denomination. In connection with the issuance of any new Trust Securities Certificate under this Section 5.09, the Security Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicative Trust Securities Certificate issued pursuant to this Section 5.09 shall constitute conclusive evidence of an undivided beneficial interest in the assets of the Trust, as if originally issued, whether or not the lost, stolen or destroyed Trust Securities Certificate shall be found at any time.

Section 5.10. Persons Deemed Securityholders.

                   The Institutional Trustee and the Security Registrar shall treat the Person in whose name any Trust Securities Certificate shall be registered in the Security Register as the owner of such Trust Securities Certificate for the purpose of receiving Distributions and for all other purposes whatsoever, and neither the Institutional Trustee nor the Security Registrar shall be bound by any notice to the contrary.

Section 5.11. Communication by Holders of Preferred Securities with Other Holders of Preferred Securities.

                   Holders may communicate pursuant to TIA Section 312(b) with other Holders with respect to their rights under this Declaration or the Preferred Securities. In addition, the Institutional Trustee shall, within five Business Days after receipt thereby of a written application by any one or more Beneficial Owners of at least $25,000,000 in aggregate Liquidation Amount of Preferred Securities, stating that the applicants desire to communicate with other Beneficial Owners with respect to their rights under the Declaration or the Preferred Securities, and accompanied by reasonable proof that each such applicant is the Beneficial Owner of the Liquidation Amount of Preferred Securities stated in such application, provide to such applicants its most recently updated list of the names and addresses of all the Holders furnished to or received by the Institutional Trustee. The Sponsor, the Institutional Trustee, the Regular Trustees, the Registrar and anyone else shall have the protection of TIA Section 312(c).

Section 5.12. Maintenance of Office or Agency.

                   The Trust shall maintain in New York, New York an office or offices or agency or agencies where Preferred Securities Certificates may be surrendered for registration of transfer, exchange or conversion and where notices and demands to or upon the Trustees in respect of the Trust Securities Certificates may be served. The Trust initially designates the Security Registrar, Attention: Corporate Trust Administration, as its corporate trust office for such purposes. The Security Registrar shall give prompt written notice to the Institutional Trustee and to the Securityholders of any change in the location of the Security Register or any such office or agency.

Section 5.13. Notices to Clearing Agency.

                   To the extent that a notice or other communication to the Owners is required under this Declaration, unless and until Definitive Preferred Securities Certificates shall have been issued to Owners pursuant to Section 5.05, the Trustees shall give all such notices and communications specified herein to be given to Owners to the Clearing Agency, and shall have no obligations to provide notices directly to the Owners.

Section 5.14. Rights of Securityholders.

                   The legal title to the Trust Property is vested exclusively in the Institutional Trustee (in its capacity as such) in accordance with Section 2.09, and the Securityholders shall not have any right or title therein other than the undivided beneficial interest in the assets of the Trust conferred by their Trust Securities, and they shall have no right to call for any partition or division of property, profits or rights of the Trust except as described herein. The Trust Securities shall be personal property giving only the rights specifically set forth therein and in this Declaration. The Trust Securities shall have no preemptive or similar rights and, when issued and delivered to Securityholders against payment of the purchase price therefor and otherwise in accordance with this Declaration, shall be deemed validly issued, fully paid and nonassessable undivided beneficial interests in the assets of the Trust. The Holders of the Trust Securities, in their capacities as such, shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

ARTICLE 6 ACT OF SECURITYHOLDERS; MEETINGS; VOTING
Section 6.01. Limitations on Voting Rights.

                   (a)     Except as provided in this Section 6.01, in Sections 8.09 and 11.02 and in the Indenture and as otherwise required by law, no Holder of Preferred Securities shall have any right to vote or in any manner otherwise control the administration, operation and management of the Trust or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Trust Securities Certificates, be construed so as to constitute the Securityholders from time to time as partners or members of an association.

                   (b)     Subject to Article VIII, the Holders of a Majority in Liquidation Amount of the Preferred Securities will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Institutional Trustee or to direct the exercise of any trust or power conferred upon the Institutional Trustee under this Declaration, including the right to direct the Institutional Trustee to exercise the remedies available to it as a holder of the Notes and the Attached Warrants, but excluding the right to direct the Institutional Trustee to consent to an amendment, modification or termination of the Indenture or Attached Warrants (which shall be as provided below). So long as any Notes or Attached Warrants are held by the Institutional Trustee, the Trustees shall not (A) direct the time, method and place of conducting any proceeding for any remedy available to the Note Trustee or executing any trust or power conferred on the Note Trustee with respect to such Notes or Attached Warrants, (B) waive any past default which is waivable under the Indenture or the Attached Warrants, (C) exercise any right to rescind or annul a declaration that the principal of all the Notes shall be due and payable or (D) consent to any amendment, modification or termination of the Indenture, the Notes or the Attached Warrants where such consent shall be required, without, in each case, obtaining the prior approval of the Holders of a Majority in Liquidation Amount of the Preferred Securities (except in the case of clause (D), which consent, in the event that no Event of Default shall occur and be continuing, shall be of the Holders of a Majority in Liquidation Amount of the Preferred Securities, voting together as a single class, unless such a modification of the Indenture relates to the subordination of the Notes and adversely affects the rights of holders of Notes, in which case such consent shall be of the Holders of two-thirds in aggregate Liquidation Amount of the Preferred Securities); provided, however, that where a consent under the Indenture or the Attached Warrants would require the consent of each holder of Notes or Attached Warrants affected thereby, no such consent shall be given by the Institutional Trustee without the prior written consent of each Holder of the Preferred Securities. The Trustees shall not revoke any action previously authorized or approved by a vote of the Holders of the Preferred Securities, except by a subsequent vote of the Holders of the Preferred Securities. The Institutional Trustee shall notify all Holders of record of the Preferred Securities of any notice of default received from the Note Trustee with respect to the Notes.

                   (c)     If any proposed amendment to this Declaration provides for, or the Trustees otherwise propose to effect the dissolution, winding-up or termination of the Trust, other than pursuant to the terms of this Declaration, then the Holders of Outstanding Preferred Securities as a class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of the Holders of a Majority in Liquidation Amount of the Preferred Securities.

Section 6.02. Notice of Meetings.

                   Notice of all meetings of the Holders of the Preferred Securities, stating the time, place and purpose of the meeting, shall be given by the Institutional Trustee pursuant to Section 11.08 to each Preferred Securityholder of record, at its registered address, at least 7 days and not more than 60 days before the meeting. At any such meeting, any business properly before the meeting may be so considered whether or not stated in the notice of the meeting. Any adjourned meeting may be held as adjourned without further notice.

Section 6.03. Meetings of Preferred Securityholders.

                   (a)     No annual meeting of Securityholders is required to be held. Meetings of the Holders of Preferred Securities may be called at any time by the Regular Trustees to consider and act on any matter on which Holders of Preferred Securities are entitled to act under the terms of this Declaration or the rules of any stock exchange on which the Preferred Securities are listed or admitted for trading, and the Regular Trustees shall call a meeting of Securityholders to vote on any matter upon the written request of the Preferred Securityholders of record of 25% of the Preferred Securities (based upon their Liquidation Amount) stating that the signing Securityholders wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Preferred Securityholders calling a meeting shall specify in writing the Preferred Securities Certificates held by the Preferred Securityholders exercising the right to call a meeting and only those Preferred Securities specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

                   (b)     Holders of record of 50% of the Preferred Securities (based upon their Liquidation Amount), present in person or by proxy, shall constitute a quorum at any meeting of Securityholders. If a quorum is present at a meeting, an affirmative vote by the Holders of record of Preferred Securities present, in person or by proxy, holding more than a majority of the Preferred Securities (based upon their Liquidation Amount) held by Holders of record of Preferred Securities present, either in person or by proxy, at such meeting shall constitute the action of the Securityholders, unless this Declaration requires a greater number of affirmative votes.

(c) Each meeting of the Holders of the Preferred Securities shall be conducted by the Regular Trustees or by such other Person that the Regular Trustees may designate.

                   (d)     Unless the Statutory Trust Act, this Declaration, the Trust Indenture Act or the listing rules of any stock exchange or market on which the Preferred Securities are then listed or traded, otherwise provides, the Regular Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Preferred Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Preferred Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.

Section 6.04. Voting Rights.

                   Securityholders shall be entitled to one vote for each $1,000 of Liquidation Amount represented by their Trust Securities in respect of any matter as to which such Securityholders are entitled to vote. Notwithstanding that Holders of Preferred Securities are entitled to vote or consent under any of the circumstances described above, any of the Preferred Securities that are owned at such time by the Sponsor, the Regular Trustees or any Affiliate of the Sponsor or any Regular Trustee shall, for purposes of such vote or consent, be treated as if such Preferred Securities were not Outstanding.

Section 6.05. Proxies, etc.

                   At any meeting of Securityholders, any Securityholders entitled to vote thereat may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Regular Trustees, or with such other officer or agent of the Trust as the Regular Trustees may direct, for verification prior to the time at which such vote shall be taken. Only Securityholders of record shall be entitled to vote. When Trust Securities are held jointly by several Persons, any one of them may vote at any meeting in person or represented by proxy in respect of such Trust Securities, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Trust Securities. A proxy purporting to be executed by or on behalf of a Securityholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. No proxy shall be valid more than 11 months after its date of execution, and every proxy shall be revocable at the pleasure of the Securityholders executing it.

Section 6.06. Securityholder Action by Written Consent.

                   Any action which may be taken by Securityholders at a meeting may be taken without a meeting if the Holders of the Common Securities or Holders of more than a Majority in Liquidation Amount of the Preferred Securities, as the case may be, entitled to vote in respect of such action (or such larger proportion thereof as shall be required by any express provision of this Declaration) shall consent to the action in writing. Prompt notice of the taking of action without a meeting shall be given to the Holders entitled to vote who have not consented in writing. The Regular Trustees may specify that any written ballot submitted to the Holders for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Regular Trustees.

Section 6.07. Record Date for Voting and Other Purposes.

                   For the purposes of determining the Securityholders who are entitled to notice of and to vote at any meeting or by written consent, or to participate in any Distribution on the Trust Securities in respect of which a record date is not otherwise provided for in this Declaration, or for the purpose of any other action, the Regular Trustees may from time to time fix a date, not more than 90 days prior to the date of any meeting of Securityholders or the payment of Distributions or other action, as the case may be, as a record date for the determination of the identity of the Securityholders of record for such purposes.

Section 6.08. Acts of Securityholders.

                   (a)     Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Declaration to be given, made or taken by Securityholders or Owners may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Securityholders or Owners in person or by an agent duly appointed in writing; and, except as otherwise expressly provided herein, such action shall become effective when such instrument or instruments are delivered to a Regular Trustee. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Securityholders or Owners signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Declaration and (subject to Section 8.01) conclusive in favor of the Trustees, if made in the manner provided in this Section 6.08.

                   (b)     The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than the signer's individual capacity, such certificate or affidavit shall also constitute sufficient proof of the signer's authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which any Trustee receiving the same deems sufficient. The ownership of Preferred Securities shall be proved by the Security Register.

                   (c)     Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Securityholder of any Trust Security shall bind every future Securityholder of the same Trust Security and the Securityholder of every Trust Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustees or the Trust in reliance thereon, whether or not notation of such action is made upon such Trust Security. Without limiting the foregoing, a Securityholder entitled hereunder to take any action hereunder with regard to any particular Trust Security may do so with regard to all or any part of the Liquidation Amount of such Trust Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such Liquidation Amount.

                   (d)     The Holders of Preferred Securities may vote directly with the Note Trustee, pursuant to the Indenture, with or without first directing the action of the Institutional Trustee pursuant to this Declaration, with respect to the acceleration of the maturity of the Notes pursuant to Section 6.02 of the Indenture.

                   (e)     Except as set forth in clause (d) above, no Holder of Preferred Securities may institute any action directly against the Notes Issuer under the Indenture or the Attached Warrants unless (i) such Holder shall have given the Institutional Trustee written notice of the occurrence of an Event of Default, or failure on the part of the Notes Issuer to comply with the terms of the Attached Warrants, and the continuance thereof, (ii) the Holders of not less than 25% in aggregate Liquidation Amount of the Preferred Securities then Outstanding shall have requested the Institutional Trustee to institute such action and shall have offered the Institutional Trustee reasonable indemnification therefor and (iii) the Institutional Trustee shall not have instituted such action within 60 days of such request.

                   (f)     Notwithstanding the foregoing, if an Event of Default has occurred and is continuing and such Event of Default is attributable to the failure of the Sponsor to pay interest (including Special Interest) or principal, or premium, if any, on the Notes on the date such interest, Special Interest, principal or premium is otherwise payable (or in the case of redemption, on the Redemption Date), then a Holder of Preferred Securities shall have the right to institute a proceeding directly against the Sponsor, for enforcement of payment to such Holder of the principal amount of or interest on Notes having a principal amount equal to the aggregate Liquidation Amount of the Preferred Securities of such Holder after the respective due date specified in the Notes (a "Notes Direct Action"). In the event that the Sponsor fails to issue the requisite number of shares of Common Stock upon the conversion of Preferred Securities in accordance with the terms of the Attached Warrants, then a Holder of Preferred Securities affected thereby shall have the right to institute a proceeding directly against the Sponsor, for enforcement of issuance to such Holder of shares of Common Stock required to be issued upon exercise of a Like Amount of Attached Warrants with respect to such conversion at and after the date and time specified for such issuance in the Attached Warrants (an "Attached Warrants Direct Action", and either of an Attached Warrants Direct Action or a Notes Direct Action, a "Direct Action"). In connection with any such Direct Action, the rights of the Sponsor will be subrogated to the rights of any Holder of the Preferred Securities to the extent of any payment made by the Sponsor to such Holder of Preferred Securities as a result of such Direct Action.

                   (g)     A Securityholder may institute a legal proceeding directly against the Sponsor under the Guarantee to enforce its rights under the Guarantee without first instituting a legal proceeding against the Guarantee Trustee (as defined in the Guarantee), the Trust or any Person or entity.

                   (h)     Each Securityholder, by its acceptance of a Trust Security, or beneficial interest therein, agrees to treat the Notes, together with the Attached Warrants, as a single convertible debt instrument of the Notes Issuer for U.S. Federal income tax purposes, to the extent permitted under the Internal Revenue Code of 1986, as amended, and applicable regulations thereunder.

Section 6.09. Inspection of Records.

                   Upon reasonable prior written notice to the Regular Trustees and the Institutional Trustee, the records of the Trust shall be open to inspection by Securityholders during normal business hours for any purpose reasonably related to such Securityholder's interest as a Securityholder.

ARTICLE 7 REPRESENTATIONS AND WARRANTIES OF CERTAIN TRUSTEES
Section 7.01. Representations and Warranties of the Institutional Trustee and the Delaware Trustee.

                   The Institutional Trustee and the Delaware Trustee, each severally on behalf of and as to itself, hereby represents and warrants for the benefit of the Sponsor and the Securityholders that (each such representation and warranty made by the Institutional Trustee and the Delaware Trustee being made only with respect to itself):

                   (a)     the Institutional Trustee is a corporation with trust powers, duly organized, validly existing and in good standing under the laws of the State of Delaware, with all requisite corporate power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Declaration;

                   (b)     the Delaware Trustee is a corporation with trust powers, duly organized, validly existing and in good standing under the laws of the State of Delaware. The Delaware Trustee has all requisite corporate power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Declaration;

                   (c)     this Declaration has been duly authorized, executed and delivered by each of the Institutional Trustee and the Delaware Trustee and constitutes the valid and legally binding agreement of the Institutional Trustee and the Delaware Trustee enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                   (d)     the execution, delivery and performance by each of the Institutional Trustee and the Delaware Trustee of this Declaration have been duly authorized by all necessary corporate or other action on the part of the Institutional Trustee and the Delaware Trustee and do not require any approval of stockholders of the Institutional Trustee or the Delaware Trustee and such execution, delivery and performance will not (i) violate either of the Institutional Trustee's or the Delaware Trustee's charter or by-laws, (ii) violate any provision of, or constitute, with or without notice or lapse of time, a default under, or result in the creation or imposition of any Lien on any properties included in the Trust Property pursuant to the provisions of, any indenture, mortgage, credit agreement, license or other agreement or instrument to which the Institutional Trustee or the Delaware Trustee is a party or by which it is bound, or (iii) violate any law, governmental rule or regulation of the United States or the State of Delaware, as the case may be, governing the banking, corporate, or trust powers of the Institutional Trustee or the Delaware Trustee (as appropriate in context) or any order, judgment or decree applicable to the Institutional Trustee or the Delaware Trustee;

                   (e)     neither the authorization, execution or delivery by the Institutional Trustee or the Delaware Trustee of this Declaration nor the consummation of any of the transactions by the Institutional Trustee or the Delaware Trustee (as appropriate in context) contemplated hereby requires the consent or approval of, the giving of notice to, the registration with or the taking of any other action with respect to, any Governmental Authority under any existing federal law governing the banking, corporate or trust powers of the Institutional Trustee or the Delaware Trustee, as the case may be, under the laws of the United States or the State of Delaware except for such consents, approvals, notices, registrations or actions which have been duly obtained, taken, given or made;

(f) the Delaware Trustee has its principal place of business in the State of Delaware; and

                   (g)     there are no proceedings pending or, to the best of each of the Institutional Trustee's and the Delaware Trustee's knowledge, threatened against or affecting the Institutional Trustee or the Delaware Trustee in any court or before any Governmental Authority which, individually or in the aggregate, would materially and adversely affect the Trust or would question the right, power and authority of the Institutional Trustee or the Delaware Trustee, as the case may be, to enter into or perform its obligations as one of the Trustees under this Declaration.

ARTICLE I THE TRUSTEES
Section 8.01. Certain Duties and Responsibilities.

                   (a)     The duties and responsibilities of the Trustees shall be as provided by this Declaration and the Delaware Statutory Trust Act, and in the case of the Institutional Trustee, also by the Trust Indenture Act. The Institutional Trustee, before the occurrence of any Event of Default and after the curing or waiving of all Events of Default that may have occurred, shall undertake to perform only such duties and obligations as are specifically set forth in this Declaration, the Delaware Statutory Trust Act and the Trust Indenture Act and no implied covenants, duties or obligations shall be read into this Declaration against the Institutional Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 6.01(b)) of which a Responsible Officer of the Institutional Trustee has actual knowledge, the Institutional Trustee shall exercise such rights and powers vested in it by this Declaration, the Delaware Statutory Trust Act and the Trust Indenture Act, and use the same degree of care and skill in its exercise of such rights and powers, as a prudent individual would exercise or use under the circumstances in the conduct of his or her own affairs. Notwithstanding the foregoing, no provision of this Declaration shall require the Trustees to expend or risk their own funds or otherwise incur any financial liability in the performance of any of their duties hereunder, or in the exercise of any of their rights or powers, if they shall have reasonable grounds for believing that repayment of such funds or adequate security and indemnity against such risk or liability is not reasonably assured to them. Whether or not therein expressly so provided, every provision of this Declaration relating to the conduct or affecting the liability of or affording protection to the Trustees shall be subject to the provisions of this Section 8.01. No Trustee shall be liable, responsible or accountable in damages or otherwise to the Trust, any Holder of Trust Securities or any officer, director, shareholder, employee, representative or agent of the Trust or its Affiliates for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Trustee in good faith on behalf of the Trust and in a manner such Trustee reasonably believed to be within the scope of authority conferred on such Trustee by this Declaration, except that a Trustee shall be liable for any such loss, damage or claim incurred by reason of such Trustee's gross negligence or willful misconduct with respect to such acts or omissions. To the extent that, at law or in equity, a Regular Trustee has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to the Securityholders, such Regular Trustee shall not be liable to the Trust or to any Securityholder for such Regular Trustee's good faith reliance on the provisions of this Declaration or good faith reliance on advice of counsel. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of the Regular Trustees otherwise existing at law or in equity, are agreed by the Sponsor and the Securityholders to replace such other duties and liabilities of the Regular Trustees.

                   (b)     All payments made by the Institutional Trustee or a Paying Agent in respect of the Trust Securities shall be made only from the revenue and proceeds from the Trust Property and only to the extent that there shall be sufficient revenue or proceeds from the Trust Property to enable the Institutional Trustee or a Paying Agent to make payments in accordance with the terms hereof. Each Securityholder, by its acceptance of a Trust Security, agrees that it will look solely to the revenue and proceeds from the Trust Property to the extent legally available for distribution to it as herein provided and that the Trustees are not personally liable to it for any amount distributable in respect of any Trust Security or for any other liability in respect of any Trust Security. This Section 8.01(b) does not limit the liability of the Trustees expressly set forth elsewhere in this Declaration or, in the case of the Institutional Trustee, in the Trust Indenture Act.

                   (c)     No provision of this Declaration shall be construed to relieve the Institutional Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                             (i)     the Institutional Trustee shall not be liable for any error of judgment made in good faith by an authorized officer of the Institutional Trustee, unless it shall be proved that the Institutional Trustee was negligent in ascertaining the pertinent facts;

                             (ii)     the Institutional Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Sponsor or the Holders of a Majority in Liquidation Amount of the Preferred Securities, as the case may be, relating to the time, method and place of conducting any proceeding for any remedy available to the Institutional Trustee, or exercising any trust or power conferred upon the Institutional Trustee under this Declaration;

                             (iii)     the Institutional Trustee's sole duty with respect to the custody, safekeeping and physical preservation of the Notes, together with the Attached Warrants, and the Payment Account shall be to deal with such property as trust assets, subject to the protections and limitations on liability afforded to the Institutional Trustee under this Declaration and the Trust Indenture Act;

                             (iv)     the Institutional Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree in writing with the Sponsor and money held by the Institutional Trustee need not be segregated from other funds held by it except in relation to the Payment Account maintained by the Institutional Trustee pursuant to Section 3.01 and except to the extent otherwise required by law;

                             (v)     neither the Institutional Trustee nor the Regular Trustees shall be responsible for monitoring each other's compliance or the compliance of the Sponsor with their respective duties under this Declaration, nor shall the Institutional Trustee or the Regular Trustees be liable for each other's default or misconduct or that of the Sponsor;

                             (vi)     prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default that may have occurred in the absence of bad faith on the part of the Institutional Trustee, the Institutional Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Institutional Trustee and substantially conforming to the requirements of this Declaration; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Institutional Trustee, the Institutional Trustee shall be under a duty to examine the same to determine whether or not they substantially conform to the requirements of this Declaration;

                             (vii)     the Institutional Trustee's sole duty with respect to the custody, safe keeping and physical preservation of the Notes, together with the Attached Warrants, and the Payment Account shall be to deal with such property in a similar manner as the Institutional Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Institutional Trustee under this Declaration and the Trust Indenture Act;

                             (viii)     the Institutional Trustee shall have no duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Notes or the Warrants or the payment of any taxes or assessments levied thereon or in connection therewith; and

                             (ix)     the Institutional Trustee shall not be responsible for monitoring the compliance by the Regular Trustees or the Sponsor with their respective duties under this Declaration, nor shall the Institutional Trustee be liable for any act, omission, default or misconduct of the Regular Trustees or the Sponsor.

Section 8.02. Notice of Defaults.

                   If a Default or Event of Default occurs and is continuing and if it is actually known to a Responsible Officer of the Institutional Trustee, the Institutional Trustee shall mail to Holders of Preferred Securities a notice of the Default or Event of Default within 90 days after it occurs. Except in the case of a Default or Event of Default in payment of principal of, premium, if any, or interest (including Special Interest, if any) on any Note, the Institutional Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of the Holders of the Preferred Securities.

Section 8.03. Certain Rights of Institutional Trustee.
(a) Subject to the provisions of Section 8.01:

                             (i)     the Institutional Trustee may conclusively rely and shall be fully protected in acting or refraining from acting in good faith upon any resolution, Opinion of Counsel, certificate, written representation of a Holder or transferee, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond, debenture, note, other evidence of indebtedness or other paper or document (whether in its original or facsimile form) reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

                             (ii)     if no Event of Default has occurred and is continuing and (i) in performing its duties under this Declaration, the Institutional Trustee is required to decide between alternative courses of action or (ii) in construing any of the provisions in this Declaration, the Institutional Trustee finds the same ambiguous or inconsistent with any other provisions contained herein or (iii) the Institutional Trustee is unsure of the application of any provision of this Declaration, then, except as to any matter as to which the Holders of Preferred Securities are entitled to vote under the terms of this Declaration, the Institutional Trustee shall deliver a notice to the Sponsor requesting written instructions of the Sponsor as to the course of action to be taken and the Institutional Trustee shall take such action, or refrain from taking such action, as the Institutional Trustee shall be instructed in writing to take, or to refrain from taking, by the Sponsor; provided, however, that if the Institutional Trustee does not receive such instructions of the Sponsor within ten Business Days after it has delivered such notice, or such reasonably shorter period of time set forth in such notice (which to the extent practicable shall not be less than two Business Days), it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Declaration as it shall deem necessary, in which event the Institutional Trustee shall have no liability except for its own bad faith, negligence or willful misconduct;

(iii) any direction or act of the Sponsor or the Regular Trustees contemplated by this Declaration shall be sufficiently evidenced by an Officers' Certificate;

                             (iv)     whenever in the administration of this Declaration, the Institutional Trustee shall deem it desirable that a matter be established before undertaking, suffering or omitting any action hereunder, the Institutional Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officers' Certificate and an Opinion of Counsel which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Regular Trustees;

                             (v)     the Institutional Trustee shall have no duty to accomplish any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or reregistration thereof;

                             (vi)     the Institutional Trustee may consult with counsel of its selection (which counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees) and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon and in accordance with such advice; provided that such counsel is chosen with due care; and the Institutional Trustee shall have the right at any time, upon prior notice to the Sponsor, to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

                             (vii)     the Institutional Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any of the Securityholders pursuant to this Declaration, unless such Securityholders shall have offered to the Institutional Trustee reasonable security and indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction, including such reasonable advances as may be requested by the Institutional Trustee; provided that nothing contained in this Section 8.03(a)(vii) shall be taken to relieve the Institutional Trustee, upon the occurrence of an Event of Default, of its obligation to exercise the rights and powers vested in it by this Declaration;

                             (viii)     the Institutional Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, note or other evidence of indebtedness or other paper or document, unless requested in writing to do so by Holders of record of 25% or more of the Preferred Securities (based upon their Liquidation Amount), but the Institutional Trustee may make such further inquiry or investigation into such facts or matters as it may see fit;

                             (ix)     the Institutional Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through its agents or attorneys or an Affiliate, and shall not be responsible for the negligence, misconduct or bad faith with respect to the actions or inaction of any agent or attorney appointed with due care by it hereunder;

                             (x)     any action taken by the Institutional Trustee or its agents hereunder shall bind the Trust and the Holders of the Trust Securities, and the signature of the Institutional Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Institutional Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Institutional Trustee's or its agent's taking such action;

                             (xi)     whenever in the administration of this Declaration the Institutional Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Institutional Trustee (A) may request instructions from the Holders of the Trust Securities, which instructions may only be given by the Holders of the same proportion in Liquidation Amount of the Trust Securities as would be entitled to direct the Institutional Trustee under the terms of the Trust Securities in respect of such remedy, right or action, (B) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (C) shall be protected in acting in accordance with such instructions;

                             (xii)     except as otherwise expressly provided by this Declaration, the Institutional Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration;

                             (xiii)     the Institutional Trustee shall not be liable for any action taken, suffered or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Declaration;

                             (xiv)     the Institutional Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Institutional Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Institutional Trustee at the Corporate Trust Office of the Institutional Trustee, and such notice references the Trust Securities and this Declaration;

                             (xv)     the rights, privileges, protections, immunities and benefits given to the Institutional Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Institutional Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder;

                             (xvi)     the Institutional Trustee may request that the Sponsor deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Declaration, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded; and

                             (xvii)     the Institutional Trustee shall not waive, or consent to any amendment or modification of, the terms of the Attached Warrants, with respect to which the holder thereof has waiver or consent rights, without the prior written consent of each Holder of Preferred Securities.

                   (b)     No provision of this Declaration shall be deemed to impose any duty or obligation on the Institutional Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Institutional Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Institutional Trustee shall be construed to be a duty.

Section 8.04. Not Responsible for Recitals or Issuance of Securities.

                   The recitals contained herein and in the Trust Securities Certificates shall not be taken as the statements of the Trustees, and the Trustees do not assume any responsibility for their correctness. The Trustees shall not be accountable for the use or application by the Sponsor of the proceeds of the Notes.

Section 8.05. May Hold Securities.

                   Except as provided in the definition of the term "Outstanding" in Article 1, any Trustee or any other agent of any Trustee or the Trust, in its individual or any other capacity, may become the owner or pledgee of Trust Securities and, subject to Section 8.08 and 8.12, may otherwise deal with the Trust with the same rights it would have if it were not a Trustee or such other agent.

Section 8.06. Compensation; Indemnity; Fees.
The Sponsor agrees:

                   (a)     to pay the Trustees from time to time such compensation for all services rendered by them hereunder as the parties shall agree from time to time in writing (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                   (b)     except as otherwise expressly provided herein, to reimburse the Trustees upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustees in accordance with any provision of this Declaration (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance determined by a court of competent jurisdiction to have been caused by its own gross negligence or willful misconduct (or, in the case of the Regular Trustees and the Delaware Trustee, any such loss, damage or claim as may be attributable to its, his or her gross negligence or willful misconduct);

                   (c)     to the fullest extent permitted by applicable law, to fully indemnify and hold harmless (i) each Trustee, (ii) any Affiliate of any Trustee, (iii) any officer, director, shareholder, employee, representative or agent of any Trustee, and (iv) any employee or agent of the Trust or its Affiliates (referred to herein as an "Indemnified Person") from and against any and all loss, damage, liability, tax, penalty, expense (including legal fees and expenses) or claim of any kind or nature whatsoever incurred by such Indemnified Person by reason of the creation, administration, operation or termination of the Trust or any act or omission performed or omitted by such Indemnified Person in good faith pursuant to this Declaration and in a manner such Indemnified Person reasonably believed to be within the scope of authority conferred on such Indemnified Person by this Declaration, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder, except that no Indemnified Person shall be entitled to be indemnified in respect of any loss, damage or claim determined by a court of competent jurisdiction to have been caused by such Indemnified Person's own gross negligence or willful misconduct with respect to such acts or omissions; and

(d) no Trustee may claim any lien or charge on any Trust Property as a result of any amount due pursuant to this Section 8.06.
The provisions of this Section 8.06 shall survive the termination of the Trust.
Section 8.07. Institutional Trustee Required; Eligibility of Trustees.

                   (a)     There shall at all times be an Institutional Trustee hereunder with respect to the Trust Securities. The Institutional Trustee shall be a corporation organized and doing business under the laws of the United States of America or any state or territory thereof or of the District of Columbia, or a corporation or Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, shall be authorized under such laws to exercise corporate trust powers, shall be subject to supervision or examination by federal, state, territorial or District of Columbia authority, shall not be an Affiliate of the Sponsor and shall have a combined capital and surplus of at least $100,000,000. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section 8.07, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If the Trust is excluded from the definition of an Investment Company solely by means of Rule 3a-7 promulgated under the 1940 Act and to the extent Rule 3a-7 requires a trustee having certain qualifications to hold title to the "eligible assets" of the Trust, the Institutional Trustee shall possess those qualifications. If at any time the Institutional Trustee with respect to the Trust Securities shall cease to be eligible in accordance with the provisions of this Section 8.07, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

                   (b)     There shall at all times be one or more Regular Trustees hereunder with respect to the Trust Securities. Each Regular Trustee shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more persons authorized to bind that entity.

                   (c)     There shall at all times be a Delaware Trustee with respect to the Trust Securities. The Delaware Trustee shall be either (i) a natural person who is at least 21 years of age and a resident of the State of Delaware or (ii) a legal entity with its principal place of business in the State of Delaware and that otherwise meets the requirements of applicable Delaware law that shall act through one or more persons authorized to bind such entity.

Section 8.08. Conflicting Interests; Guarantee Described.

                   (a)     If the Institutional Trustee has or shall acquire a "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Institutional Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Declaration.

(b) The Guarantee shall be deemed to be specifically described in this Declaration for purposes of clause (i) of the first provision contained in Section 310(b) of the Trust Indenture Act.
Setion 8.09. Resignation And Removal; Appointment Of Successor.
(a) Certain Provisions Regarding the Delaware Trustee. Subject to Section 8.09(c), the Delaware Trustee may be appointed or removed without cause at any time:
(i) until the issuance of any Trust Securities, by written instrument executed by the Sponsor; and
(ii) after the issuance of any Securities, by vote of the Holders of a Majority in Liquidation Amount of the Common Securities voting as a class; and

                             (iii)     if an Event of Default shall have occurred and be continuing after the issuance of any Preferred Securities, the Institutional Trustee and the Delaware Trustee may only be removed and appointed by the vote of Holders of a Majority in Liquidation Amount of the Preferred Securities voting as a class.

(b) Certain Provisions Regarding the Institutional Trustee.

                             (i)     A resignation or removal of the Institutional Trustee and appointment of a successor Institutional Trustee shall become effective only upon the successor Institutional Trustee's acceptance of appointment as provided in this paragraph (b).

                             (ii)     The Institutional Trustee may resign in writing at any time and be discharged from its obligations under the trust hereby created by so notifying the Sponsor. The Holders of a Majority in Liquidation Amount of the Preferred Securities may remove the Institutional Trustee by so notifying the Institutional Trustee and the Sponsor in writing. The Sponsor may remove the Institutional Trustee if:

(A) the Institutional Trustee fails to comply with Section 8.07(a) hereof;
(B) the Institutional Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Institutional Trustee under any Bankruptcy Law;
(C) a custodian or public officer takes charge of the Institutional Trustee or its property; or
(D) the Institutional Trustee becomes incapable of acting.

                             (iii)     If the Institutional Trustee resigns or is removed or if a vacancy exists in the office of Institutional Trustee for any reason, the Holders of a Majority in Liquidation Amount of the Preferred Securities may appoint a successor Institutional Trustee (a "Successor Institutional Trustee") and, if they do not within 30 days, the Sponsor shall promptly appoint a Successor Institutional Trustee. Within one year after the Successor Institutional Trustee takes office, the Holders of a Majority in Liquidation Amount of the Preferred Securities may appoint a Successor Institutional Trustee to replace the Successor Institutional Trustee appointed by the Sponsor.

                             (iv)     If a Successor Institutional Trustee does not take office within 60 days after the retiring Institutional Trustee resigns or is removed, the retiring Institutional Trustee (at the expense of the Sponsor), the Sponsor, or the Holders of at least 10% in Liquidation Amount of the Preferred Securities (at the expense of the Sponsor) may petition any court of competent jurisdiction for the appointment of a Successor Institutional Trustee.

                             (v)     If the Institutional Trustee, after written request by any Holder of a Preferred Security who has been a Holder for at least six months, fails to comply with Section 8.07(a), such Holder may petition any court of competent jurisdiction for the removal of the Institutional Trustee and the appointment of a Successor Institutional Trustee.

                             (vi)     A Successor Institutional Trustee shall deliver a written acceptance of its appointment to the retiring Institutional Trustee and to the Sponsor. Thereupon, the resignation or removal of the retiring Institutional Trustee shall become effective, and the Successor Institutional Trustee shall have all the rights, powers and duties of the Institutional Trustee under this Declaration. The Successor Institutional Trustee shall mail a notice of its succession to Holders. The retiring Institutional Trustee shall promptly transfer all property held by it as Institutional Trustee to the Successor Institutional Trustee, provided all sums owing to the Institutional Trustee hereunder have been paid. Notwithstanding replacement of the Institutional Trustee pursuant to this Section 8.09(b), the Company's obligations under Section 8.06 hereof shall continue for the benefit of the retiring Institutional Trustee.

                   (c)     The Trustee that acts as Delaware Trustee shall not be removed in accordance with Section 8.09(a) until a successor possessing the qualifications to act as Delaware Trustee under Section 8.07(c) (a "Successor Delaware Trustee") has been appointed, has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the removed Delaware Trustee and the Successor Delaware Trustee has caused to be filed an amendment to the Certificate of Trust as required by the Delaware Statutory Trust Act.

                   (d)     A Trustee appointed to office shall hold office until his, her or its successor shall have been appointed or until his, her or its death, removal, resignation, dissolution or liquidation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the Sponsor, the Institutional Trustee and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:

(i) No such resignation of the Trustee that acts as the Institutional Trustee shall be effective:

                                       (A)     until a Successor Institutional Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Institutional Trustee and delivered to the Trust, the Sponsor and the resigning Institutional Trustee; or

(B) until the assets of the Trust have been completely liquidated and the proceeds thereof distributed to the Holders of the Trust Securities; and

                             (ii)     no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the resigning Delaware Trustee whereupon the resigning Trustee shall be released and discharged of the trusts and other duties imposed on such Trustee in connection herewith.

                   (e)     The Holders of the Common Securities shall use their best efforts promptly to appoint a Successor Institutional Trustee or Successor Delaware Trustee, as the case may be, if the Institutional Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with this Section 8.09.

                   (f)     If no Successor Institutional Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this Section 8.09 within 60 days after delivery pursuant to this Section 8.09 of an instrument of resignation or removal, the Institutional Trustee or Delaware Trustee resigning or being removed, as applicable, may petition, at the expense of the Sponsor, any court of competent jurisdiction for appointment of a Successor Institutional Trustee or Successor Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper, appoint a Successor Institutional Trustee or Successor Delaware Trustee, as the case may be.

(g) No Institutional Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Institutional Trustee or Successor Delaware Trustee, as the case may be.

      The Institutional Trustee shall give notice of each resignation and each removal of a Trustee and each appointment of a successor Trustee to all Securityholders in the manner provided in Section 11.08 and shall give notice to the Sponsor. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office if it is the Institutional Trustee.

                   (h)     Notwithstanding the foregoing or any other provision of this Declaration, in the event a Delaware Trustee who is a natural person dies or becomes, solely in the opinion of the Sponsor, incompetent or incapacitated, the vacancy created by such death, incompetence or incapacity may be filled by the Sponsor (with the successor in each case being a Person who satisfies the eligibility requirement for Delaware Trustee set forth in Section 8.07).

(i) The indemnity provided to a Trustee under Section 8.06 shall survive any Trustee's resignation or removal and the termination of this Declaration.
Section 8.10. Acceptance of Appointment by Successor.

                   (a)     In case of the appointment hereunder of a successor Trustee, such successor Trustee so appointed shall execute, acknowledge and deliver to the Trust and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Sponsor or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and if the Institutional Trustee is the resigning Trustee shall duly assign, transfer and deliver to the successor Trustee all property and money held by such retiring Institutional Trustee hereunder.

                   (b)     In case of the appointment hereunder of a successor Trustee, the retiring Trustee and each successor Trustee shall execute and deliver an amendment hereto wherein each successor Trustee shall accept such appointment and which shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee and upon the execution and delivery of such amendment the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Trust or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all Trust Property, all proceeds thereof and money held by such retiring Trustee hereunder.

                   (c)     Upon request of any such successor Trustee, the Trust shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in Sections 8.10(a) or 8.10(b), as the case may be.

(d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.
Section 8.11. Merger, Conversion, Consolidation or Succession to Business.

                   Any Person into which the Institutional Trustee or the Delaware Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which such Trustee shall be a party, or any Person succeeding to all or substantially all the corporate trust business of such Trustee, shall be the successor of such Trustee hereunder, provided that such Person shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, however, that the Delaware Trustee shall cause to be filed an amendment to the Certificate of Trust as required by the Delaware Statutory Trust Act.

Section 8.12. Preferential Collection of Claims Against Sponsor or Trust.

                   If and when the Institutional Trustee shall be or become a creditor of the Sponsor or the Trust (or any other obligor upon the Notes or the Trust Securities), the Institutional Trustee shall be subject to and shall take all actions necessary in order to comply with the provisions of the Trust Indenture Act regarding the collection of claims against the Sponsor or Trust (or any such other obligor).

Section 8.13. Reports by Institutional Trustee.

                   To the extent required by the Trust Indenture Act, within 60 days after July 1 of each year commencing with July 1, 2004 the Institutional Trustee shall transmit to all Securityholders, in accordance with Section 11.08 and to the Sponsor, such reports as are required by Section 313 of the Trust Indenture Act, if any, or if no report is so required, a brief report containing the information set forth below. Each report transmitted pursuant to this Section 8.13 shall be dated as of such July 1 and shall contain information with respect to:

(i) its eligibility under Section 8.07 or, in lieu thereof, to the best of its knowledge it has continued to be eligible under said Section, a written statement to such effect;

                             (ii)     a statement that the Institutional Trustee has complied with all of its obligations under this Declaration during the twelve-month period (or, in the case of the initial report, the period since the date hereof) ending with such July 1 or, if the Institutional Trustee has not complied in any material respect with such obligations, a description of such noncompliance; and

                             (iii)     any change in the property and funds in its possession as Institutional Trustee since the date of its last report and any action taken by the Institutional Trustee in the performance of its duties hereunder which it has not previously reported and which in its opinion materially affects the Trust Securities.

                   (b)     In addition, the Institutional Trustee shall transmit to Securityholders such reports concerning the Institutional Trustee and its actions under this Declaration as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

                   (c)     A copy of such report shall, at the time of such transmissions to Holders, be filed by the Institutional Trustee with each national securities exchange or self-regulatory organization upon which the Trust Securities are listed, with the Commission and with the Sponsor.

Section 8.14. Reports to the Institutional Trustee.

                   The Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Institutional Trustee such documents, reports and information as required by Section 314 of the Trust Indenture Act (if any) and the compliance certificate required by Section 314(a) of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act.

Section 8.15. Evidence of Compliance with Conditions Precedent.

                   Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Institutional Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Declaration that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) of the Trust Indenture Act shall be given in the form of an Officers' Certificate.

Section 8.16. Number of Trustees.

                   (a)     The number of Trustees shall be four (4), provided that the Holder of all of the Common Securities by written instrument may increase or decrease the number of Regular Trustees, and provided that if the Institutional Trustee and the Delaware Trustee are the same Person, the number of Trustees shall be three (3).

                   (b)     If a Trustee ceases to hold office for any reason and the number of Regular Trustees is not reduced pursuant to Section 8.16(a), or if the number of Trustees is increased pursuant to Section 8.16(a), a vacancy shall occur.

(c) The death, resignation, retirement, removal, bankruptcy, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul the Trust.
Section 8.17. Delegation of Power.

                   (a)     Any Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 2.07(a), including any registration statement or amendment thereof filed with the Commission, or making any other governmental filing.

                   (b)     The Regular Trustees shall have power to delegate from time to time to such of their number or to the Sponsor the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Regular Trustees or otherwise as the Regular Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

Section 8.18. Appointment of Regular Trustees.

                   (a)     The Regular Trustees shall initially be Jeffrey D. Serkes, an individual and Regis F. Binder, an individual, and their successors shall be appointed by the Holders of the Common Securities. Any Regular Trustee may resign or be removed by the Holders of the Common Securities at any time. Upon any resignation or removal, the Holders of the Common Securities shall appoint a successor Regular Trustee. If at any time there is no Regular Trustee, the Institutional Trustee or any Holder who has been a Holder of Trust Securities for at least six months may petition any court of competent jurisdiction for the appointment of one or more Regular Trustees.

                   (b)     Whenever a vacancy in the number of Regular Trustees shall occur, until such vacancy is filled by the appointment of a Regular Trustee in accordance with this Section 8.18 or Section 8.09, the Regular Trustees in office, regardless of their number (and not withstanding any other provision of this Declaration), shall have all the powers granted to the Regular Trustees and shall discharge all the duties imposed upon the Regular Trustees by this Declaration.

                   (c)     Notwithstanding the foregoing or any other provision of this Declaration, if any Regular Trustee who is a natural person dies or becomes, in the opinion of the Holders of the Common Securities, incompetent or incapacitated, the vacancy created by such death, incompetence or incapacity may be filled by the unanimous act of the remaining Regular Trustees, if there were at least two of them prior to such vacancy, and by the Holders of the Common Securities, if there were not two such Regular Trustees immediately prior to such vacancy (with the successor being a Person who satisfies the eligibility requirement for Regular Trustees set forth in Section 8.07).

Section 8.19. Regular Trustee Meetings.

                   If there is more than one Regular Trustee, meetings of the Regular Trustees shall be held from time to time upon the call of any Regular Trustee. Regular meetings of the Regular Trustees may be held at a time and place fixed by resolution of the Regular Trustees. Notice of any in-person meetings of the Regular Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Regular Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of a Regular Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Regular Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Regular Trustees may be taken at a meeting by vote of a majority of the Regular Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a quorum is present, or without a meeting by the unanimous written consent of the Regular Trustees or may be taken without a meeting and without prior notice if a consent in writing setting forth the action so taken is signed by Regular Trustees having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all Regular Trustees entitled to vote on that action were present and voted. A majority of the Regular Trustees or, if there are only one or two Regular Trustees, all of the Regular Trustees shall constitute a quorum. In the event there is only one Regular Trustee, any and all action of such Regular Trustee shall be evidenced by a written consent of such Regular Trustee.

Section 8.20. Outside Businesses.

                   Any Covered Person, any Regular Trustee, the Sponsor, the Delaware Trustee and the Institutional Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Trust Securities shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. None of any Covered Person, any Regular Trustee, the Sponsor, the Delaware Trustee, and the Institutional Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, any Regular Trustee, the Sponsor, the Delaware Trustee and the Institutional Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, any Regular Trustee, the Delaware Trustee and the Institutional Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as a depositary for trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates. For purposes of this Section 8.20, "Covered Person" means (a) any officer, director, trustee, shareholder, partner, member, representative, employee or agent of (i) the Trust or (ii) the Trust's Affiliates; and (b) any Holder of Trust Securities.

ARTICLE 9 TERMINATION, LIQUIDATION AND MERGER
Section 9.01. Dissolution Upon Expiration Date.
Unless earlier dissolved, the Trust shall automatically dissolve on the Expiration Date.
Section 9.02. Early Termination.
The Trust shall dissolve upon the first to occur of any of the following events (each, an "Early Termination Event"):
(a) the occurrence of a Default or an Event of Default under Section 6.01(g) or 6.01(h) of the Indenture;

                   (b)     receipt by the Institutional Trustee of written notice from the Sponsor at any time (which notice is optional and wholly within the discretion of the Sponsor) to dissolve the Trust and, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, to distribute the Notes, together with the Attached Warrants, to the Holders;

                   (c)     during the continuation of any Event of Default described in Section 6.01(a) or (b) of the Indenture, receipt by the Institutional Trustee of written notice of Holders of at least a Majority in Liquidation Amount of the Preferred Securities to dissolve the Trust and, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, to distribute the Notes, together with the Attached Warrants, to the Holders;

(d) the redemption, repurchase or conversion of all of the Preferred Securities; and
(e) an order for dissolution of the Trust shall have been entered by a court of competent jurisdiction.
Section 9.03. Termination.
The respective obligations and responsibilities of the Trustees and the Trust continued hereby shall terminate upon the latest to occur of the following:

                   (a)     the distribution by the Institutional Trustee to Securityholders upon the liquidation of the Trust pursuant to Section 9.04, or upon the redemption, repurchase or conversion of all of the Preferred Securities pursuant to Section 4.02, Section 4.04 or Section 4.05, of all amounts required to be distributed hereunder upon the final payment or conversion of the Trust Securities;

(b) the payment of all expenses owed by the Trust;
(c) the discharge of all administrative duties of the Regular Trustees, including the performance of any tax reporting obligations with respect to the Trust or the Securityholders; and
(d) the filing of a certificate of cancellation canceling the Trust's certificate of trust with the Secretary of State of the State of Delaware.
Section 9.04. Liquidation.

                   (a)     If an Early Termination Event specified in clause (a), (b) or (d) of 0 occurs or upon the Expiration Date, the Trust shall be liquidated by the Trustees as expeditiously as the Trustees determine to be possible by distributing, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, to each Holder of Trust Securities an aggregate principal amount of Notes equal to the aggregate Liquidation Amount of Trust Securities held by such Holder, with Attached Warrants attached thereto bearing a Warrant Number equal to such Liquidation Amount divided by 1,000, subject to Section 9.04(d). At the written direction of the Sponsor or the Regular Trustees, notice of liquidation shall be given by the Institutional Trustee by first-class mail, postage prepaid, mailed not later than 30 nor more than 60 days prior to the Liquidation Date to each Holder of Trust Securities at such Holder's address as it appears in the Security Register or the most recent list provided to the Institutional Trustee. All notices of liquidation shall:

(i) state the Liquidation Date;

                             (ii)     state that, from and after the Liquidation Date, the Trust Securities will no longer be deemed to be Outstanding, any Trust Securities Certificates not surrendered for exchange will be deemed to represent an aggregate principal amount of Notes equal to the aggregate Liquidation Amount of Trust Securities held by such Holder, with Attached Warrants attached thereto bearing a Warrant Number equal to such Liquidation Amount divided by 1,000; and

                             (iii)      provide such information with respect to the mechanics by which Holders may exchange Trust Securities Certificates for Notes, or, if Section 9.04(d) applies, receive a Liquidation Distribution, as the Regular Trustees or the Institutional Trustee shall deem appropriate.

                   (b)     Except where Section 9.02(d) or 9.04(d) applies, in order to effect the liquidation of the Trust and distribution of the Notes, together with the Attached Warrants, to the Holders of the Trust Securities, the Institutional Trustee shall establish a record date for such distribution (which shall be not more than 45 days prior to the Liquidation Date) and, either itself acting as exchange agent or through the appointment of a separate exchange agent, shall establish such procedures as it shall deem appropriate to effect the distribution of Notes, together with the Attached Warrants, in exchange for the Outstanding Trust Securities. The Institutional Trustee shall provide written notice of such record date to the Securityholders promptly upon establishment thereof.

                   (c)     Except where Section 9.02(d) or 9.04(d) applies, after the Liquidation Date, (i) the Trust Securities will no longer be deemed to be Outstanding, (ii) the Clearing Agency or its nominee, as the record Holder of Preferred Securities, will receive a registered global certificate or certificates representing a Like Amount of Notes, together with a Like Amount of Warrants, to be delivered upon such distribution, (iii) any Preferred Securities Certificates not held by the Clearing Agency will be deemed to represent a Like Amount of Notes together with a Like Amount of Attached Warrants, and bearing accrued and unpaid interest in an amount equal to the accrued and unpaid Distributions on such Preferred Securities until such Preferred Securities Certificates are presented to the Security Registrar for transfer or reissuance, together with a Like Amount of Warrants, (iv) certificates representing a Like Amount of Notes and Like Amount of Warrants will be issued to the Sponsor upon surrender of all Common Securities Certificates to the Security Registrar for liquidation and (v) all rights of Securityholders holding Trust Securities will cease, except the right of the such Securityholders to receive Notes, together with Attached Warrants, upon surrender of Trust Securities Certificates. The Sponsor shall use its commercially reasonable best efforts to ensure that the Notes and Attached Warrants distributed upon liquidation of the Trust are eligible for clearance through the facilities of DTC as of the time of such distribution.

                   (d)     If, notwithstanding the other provisions of this Section 9.04, whether because of an order for dissolution entered by a court of competent jurisdiction or otherwise, distribution of the Notes, together with the Attached Warrants, in the manner provided herein is determined by the Institutional Trustee not to be practicable, the Trust Property shall be liquidated, and the Trust shall be dissolved, wound up or terminated, by the Institutional Trustee in such manner as the Institutional Trustee determines. In such event, on the date of the dissolution, winding-up or other termination of the Trust, Securityholders will be entitled to receive out of the assets of the Trust available for distribution to Securityholders, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, an amount equal to the Liquidation Amount per Trust Security plus accrued and unpaid Distributions, including any Additional Amounts, thereon to the date of payment (such amount being the "Liquidation Distribution"). If, upon any such dissolution, winding-up or termination, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then, subject to the next succeeding sentence, the amounts payable by the Trust on the Trust Securities shall be paid on a pro rata basis (based upon Liquidation Amount). The Holder of the Common Securities will be entitled to receive Liquidation Distributions upon any such dissolution, winding-up or termination pro rata (determined as aforesaid) with Holders of Preferred Securities, except that, if a Note Event of Default has occurred and is continuing, the Preferred Securities shall have a priority over the Common Securities.

Section 9.05. Mergers, Consolidations, Amalgamations or Replacements of the Trust.

                   The Trust may not merge with or into, consolidate, amalgamate, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any corporation or other Person, except pursuant to this Section 9.05. At the request of the Sponsor, with the consent of the Regular Trustees and without the consent of the Institutional Trustee, the Delaware Trustee or the Holders of the Trust Securities, the Trust may merge with or into, consolidate, amalgamate, be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to a trust organized as such under the laws of any state; provided that (a) such successor entity either (i) expressly assumes all of the obligations of the Trust with respect to the Trust Securities or (ii) substitutes for the Preferred Securities other securities having substantially identical terms as the Preferred Securities (the "Successor Securities") so long as the Successor Securities rank the same as the Preferred Securities rank in priority with respect to Distributions and payments upon liquidation, repurchase, redemption and otherwise; (b) the Sponsor expressly appoints a trustee of such successor entity, possessing the same powers and duties as the Institutional Trustee and meeting the requirements of Section 8.07(a), as the holder of the Notes; (c) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not cause the Preferred Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization; (d) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Preferred Securities (including any Successor Securities), (e) such successor entity has a purpose substantially identical to that of the Trust, (f) prior to such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease the Sponsor has received an Opinion of Counsel to the effect that (i) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Preferred Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of the Holder's interest in the new entity), (ii) following such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, neither the Trust nor such successor entity will be required to register as an "investment company" under the 1940 Act, and (iii) following such merger, consolidation, amalgamation or replacement, neither the Trust (nor the successor entity) will continue to be not subject to entity-level tax for United States federal income tax purposes; and (g) the Sponsor or any permitted successor or assignee owns all of the Common Securities of such successor entity, guarantees the obligations of such successor entity under the Successor Securities at least to the extent provided by the Guarantee and assumes the Sponsor's obligations under the Agreement as to Expenses and Liabilities. Notwithstanding the foregoing, the Trust shall not, except with the consent of Holders of 100% in aggregate Liquidation Amount of the Preferred Securities, consolidate, amalgamate, merge with or into, be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger, replacement, conveyance, transfer or lease reasonably could cause the Trust or the successor entity to be subject to entity-level tax for United States federal income tax purposes.

ARTICLE 10 REGISTRATION RIGHTS
Section 10.01. Registration Rights.

                   The Holders of the Preferred Securities, the Notes, together with the Attached Warrants, and the Guarantee and the shares of Common Stock issuable upon conversion of the Preferred Securities or exercise of the Attached Warrants are entitled to the benefits of the Registration Rights Agreement in accordance with the terms thereof.

ARTICLE 11 MISCELLANEOUS PROVISIONS
Section 11.01. Limitation of Rights of Securityholders.

                   The death or incapacity of any Person having an interest, beneficial or otherwise, in Trust Securities shall not operate to terminate this Declaration, nor entitle the legal representatives or heirs of such person or any Securityholder for such person to claim an accounting, take any action or bring any proceeding in any court for a partition or winding-up of the arrangements contemplated hereby, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

Section 11.02. Amendment.

                   (a)     Notwithstanding paragraph (b) below, the Regular Trustees and the Institutional Trustee may amend or supplement this Declaration or the Trust Securities without the consent of any Holder of a Trust Security:

(i) to cure any ambiguity, defect or inconsistency or to make a modification of a formal or technical nature or to correct a manifest error;

                             (ii)     to provide for uncertificated Preferred Securities in addition to or in place of certificated Preferred Securities or to alter the provisions of Article 5 hereof (including the related definitions) in a manner that does not adversely affect any Holder;

(iii) to provide for the assumption of the Trust's obligations to the Holders of the Trust Securities by a successor to the Trust pursuant to Article 9;
(iv) to add to the covenants of the Trust for the benefit of the Holders of the Trust Securities or surrender any right or power conferred upon the Sponsor;

                             (v)     to make any change that would provide any additional rights or benefits to the Holders of the Trust Securities or that does not adversely affect the rights hereunder of any Holder of a Trust Security;

(vi) to comply with requirements of the Commission in order to effect or maintain the qualification of this Declaration under the Trust Indenture Act; or
(vii) to evidence and provide for the acceptance and appointment under this Declaration of a successor Trustee pursuant to the requirements hereof.

                   Upon the request of a Regular Trustee authorizing the execution of any such amended or supplemental Declaration, and upon receipt by the Institutional Trustee of the documents described in Section 8.03, the Institutional Trustee shall join with the Regular Trustee in the execution of any amended or supplemental Declaration authorized or permitted by the terms of this Declaration and to make any further appropriate agreements and stipulations that may be therein contained, but the Institutional Trustee shall not be obligated to enter into such amended or supplemental Declaration that affects its own rights, duties or immunities under this Declaration or otherwise.

                   (b)     Except as provided below in this paragraph (b), the Regular Trustee and the Institutional Trustee may amend or supplement this Declaration (including Sections 4.04 and 4.05) and the Preferred Securities with the consent of the Holders of at least a Majority in Liquidation Amount of the Preferred Securities and, subject to Section 4.01 hereof, any existing Default or Event of Default (other than a Default or Event of Default in the payment of the principal of, premium or Special Interest, if any, or interest on the Notes, except a payment default resulting from an acceleration that has been rescinded) or compliance with any provision of this Declaration or the Preferred Securities may be waived with the consent of the Holders of a Majority in Liquidation Amount of the Preferred Securities. Upon the request of a Regular Trustee authorizing the execution of any such amended or supplemental Declaration, and upon the filing with the Institutional Trustee of evidence satisfactory to the Institutional Trustee of the consent of the Holders of Preferred Securities as aforesaid, and upon receipt by the Institutional Trustee of the documents described in Section 8.03 hereof, the Institutional Trustee shall join with the Regular Trustee in the execution of such amended or supplemental Declaration unless such amended or supplemental Declaration directly affects the Institutional Trustee's own rights, duties or immunities under this Declaration or otherwise, in which case the Institutional Trustee may in its discretion, but shall not be obligated to, enter into such amended or supplemental Declaration. It shall not be necessary for the consent of the Holders of Preferred Securities under this Section 11.02 to approve the particular form of any proposed amendment or waiver, but it shall be sufficient if such consent approves the substance thereof.

                   (c)     After an amendment, supplement or waiver under this Section 11.02 becomes effective, the Regular Trustee shall mail to the Holders of Trust Securities affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Regular Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amended or supplemental Declaration or waiver. Subject to Section 4.01 hereof, the Holders of a Majority in Liquidation Amount of the Preferred Securities may waive compliance in a particular instance by the Trust with any provision of this Declaration or the Preferred Securities. However, without the consent of each Holder affected, an amendment or waiver under this Section 11.02 may not (with respect to any Preferred Securities held by a non-consenting Holder):

(i) reduce the Liquidation Amount of Trust Securities whose Holders must consent to an amendment, supplement or waiver;

                             (ii)     reduce the Liquidation Amount or premium of or Additional Amounts on or change the fixed maturity of any Trust Security or alter or waive any of the provisions with respect to the redemption of the Trust Securities (other than the provisions of Sections 4.04 and 4.05 relating to the obligation of the Trust to repurchase Trust Securities);

(iii) reduce the rate of or change the time for payment of Distribution, including Additional Amount, if any, on any Trust Security;

                             (iv)     waive a Note Event of Default in the payment of principal of or interest or premium, or Special Interest, if any, on the Notes (except a rescission of acceleration of the Notes by the Holders of at least a Majority in Liquidation Amount of the Preferred Securities and a waiver of the payment default that resulted from such acceleration);

(v) make any Trust Security payable in money other than that stated in the Trust Security;
(vi) waive a redemption payment with respect to any Trust Security (other than pursuant to the provisions of Sections 4.04 and 4.05);
(vii) make any change in the foregoing amendment and waiver provisions.
(d) Every amendment or supplement to this Declaration or the Trust Securities shall be set forth in an amended or supplemental Declaration that complies with the Trust Indenture Act as then in effect.

                   (e)     Until an amendment, supplement or waiver becomes effective, a consent to it by a Holder of a Trust Security is a continuing consent by the Holder of a Trust Security and every subsequent Holder of a Trust Security or portion of a Trust Security that evidences the same rights as the consenting Holder's Trust Security, even if notation of the consent is not made on any Trust Security. However, any such Holder of a Trust Security or subsequent Holder of a Trust Security may revoke the consent as to its Trust Security if the Institutional Trustee receives written notice of revocation before the date the waiver, supplement or amendment becomes effective. An amendment, supplement or waiver becomes effective in accordance with its terms and thereafter binds every Holder.

                   (f)     The Institutional Trustee may place an appropriate notation about an amendment, supplement or waiver on any Trust Security thereafter authenticated. The Trust in exchange for all Trust Securities may issue and the Institutional Trustee shall, upon receipt of an Authentication Order, authenticate new Trust Securities that reflect the amendment, supplement or waiver. Failure to make the appropriate notation or issue a new Trust Security shall not affect the validity and effect of such amendment, supplement or waiver.

                   (g)     The Institutional Trustee shall sign any amended or supplemental Declaration authorized pursuant to this Article 11 if the amendment or supplement does not affect the rights, duties, liabilities or immunities of the Institutional Trustee. In executing any amended or supplemental Declaration, the Institutional Trustee shall be provided with and (subject to Section 8.01) shall be fully protected in relying upon, in addition to the documents required by Section 8.03, an Officers' Certificate and an Opinion of Counsel stating that the execution of such amended or supplemental Declaration is authorized or permitted by this Declaration.

Section 11.03. Separability.

                   In case any provision in this Declaration or in the Trust Securities Certificates shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 11.04. Governing Law.

                   THIS DECLARATION AND THE RIGHTS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE (WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES) AND ALL RIGHTS AND REMEDIES SHALL BE GOVERNED BY SUCH LAWS WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION THAT WOULD CALL FOR THE APPLICATION OF THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE; PROVIDED, HOWEVER, THAT THERE SHALL NOT BE APPLICABLE TO THE PARTIES HEREUNDER OR THIS DECLARATION ANY PROVISION OF THE LAWS (STATUTORY OR COMMON) OF THE STATE OF DELAWARE PERTAINING TO TRUSTS THAT RELATE TO OR REGULATE, IN A MANNER INCONSISTENT WITH THE TERMS HEREOF, (A) THE FILING WITH ANY COURT OR GOVERNMENTAL BODY OR AGENCY OF TRUSTEE ACCOUNTS OR SCHEDULES OF TRUSTEE FEES AND CHARGES, (B) AFFIRMATIVE REQUIREMENTS TO POST BONDS FOR TRUSTEES, OFFICERS, AGENTS OR EMPLOYEES OF A TRUST, (C) THE NECESSITY FOR OBTAINING COURT OR OTHER GOVERNMENTAL APPROVAL CONCERNING THE ACQUISITION, HOLDING OR DISPOSITION OF REAL OR PERSONAL PROPERTY, (D) FEES OR OTHER SUMS PAYABLE TO TRUSTEES, OFFICERS, AGENTS OR EMPLOYEES OF A TRUST, (E) THE ALLOCATION OF RECEIPTS AND EXPENDITURES TO INCOME OR PRINCIPAL, (F) RESTRICTIONS OR LIMITATIONS ON THE PERMISSIBLE NATURE, AMOUNT OR CONCENTRATION OF TRUST INVESTMENTS OR REQUIREMENTS RELATING TO THE TITLING, STORAGE OR OTHER MANNER OF HOLDING OR INVESTING TRUST ASSETS OR (G) THE ESTABLISHMENT OF FIDUCIARY OR OTHER STANDARDS OF RESPONSIBILITY OR LIMITATIONS ON THE ACTS OR POWERS OF TRUSTEES THAT ARE INCONSISTENT WITH THE LIMITATIONS OR LIABILITIES OR AUTHORITIES AND POWERS OF THE TRUSTEES HEREUNDER AS SET FORTH OR REFERENCED IN THIS DECLARATION. SECTIONS 3540 AND 3561 OF TITLE 12 OF THE DELAWARE CODE SHALL NOT APPLY TO THE TRUST.

Section 11.05. Payments Due on Non-Business Day.

                   If the date fixed for any payment on any Trust Security shall be a day which is not a Business Day, then such payment need not be made on such date but may be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of such delay) except that, if such Business Day is in the next succeeding calendar year, such payment may be made on the immediately preceding Business Day, in each case with the same force and effect as though made on the date fixed for such payment.

Section 11.06. Successors.

                   This Declaration shall be binding upon and shall inure to the benefit of any successor to the Sponsor, the Trust or the Trustees, including any successor by operation of law. Except in connection with a consolidation, merger or sale involving the Sponsor that is permitted under Article 5 of the Indenture and pursuant to which the assignee agrees in writing to perform the Sponsor's obligations hereunder, the Sponsor shall not assign its obligations hereunder.

Section 11.07 Headings.
The Article and Section headings are for convenience only and shall not affect the construction of this Declaration.
Section 11.08. Reports, Notices and Demands.

                   (a)     Any report, notice, demand or other communications which by any provision of this Declaration is required or permitted to be given or served to or upon any Holder of Trust Securities or the Sponsor may be given or served in writing by deposit thereof, first-class postage prepaid, in the United States mail, hand delivery or facsimile transmission, in each case, addressed, (i) in the case of a Holder of Trust Securities, to such Holder as such Holder's name and address may appear on the Security Register; and (ii) in the case of the Sponsor, to Allegheny Energy, Inc., 10435 Downsville Pike, Hagerstown, Maryland 21740; Attention: Treasurer, Facsimile No.: (301) 655-2751, with a copy to Sullivan & Cromwell LLP, 125 Broad Street, New York, NY 10004-2498, Attention: Robert E. Buckholz, Jr., Facsimile No.: (212) 558-3588. Any notice to Preferred Securityholders shall also be given to such Owners as have, within two years preceding the giving of such notice, filed their names and addresses with the Institutional Trustee for that purpose. Such notice, demand or other communication to or upon a Securityholder shall be deemed to have been sufficiently given, or made, for all purposes, upon hand delivery, mailing or transmission.

                   (b)     Any notice, demand or other communication which by any provision of this Declaration is required or permitted to be given or served to or upon the Trust, the Institutional Trustee, the Delaware Trustee or the Regular Trustees shall be given in writing (which may be by facsimile transmission) addressed (until another address is published by the Trust) as follows: (i) with respect to the Trust, to Allegheny Capital Trust I, c/o Allegheny Energy, Inc., 10435 Downsville Pike, Hagerstown, Maryland 21740, Attention: Treasurer; (ii) with respect to the Institutional Trustee, to Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, DE 19890-0001, Attention: Corporate Trust Administration; Facsimile No.: (302) 636-4140, (iii) with respect to the Delaware Trustee, Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, DE 19890-0001, Attention: Corporate Trust Administration; Facsimile No.: (302) 636-4140, with a copy of any such notice to the Institutional Trustee at its address above, and (iv) with respect to the Regular Trustees, to them at the address for notices to the Sponsor. Such notice, demand or other communication to or upon the Trust or the Trustees shall be deemed to have been sufficiently given or made only upon actual receipt of the writing by the Trust or the Trustees.

Section 11.09. Trust Indenture Act; Conflict with Trust Indenture Act.

                   (a)     This Declaration is subject to the provisions of the Trust Indenture Act that are required or deemed to be part of this Declaration and shall, to the extent applicable, be governed by such provisions.

(b) The Institutional Trustee shall be the only Trustee that is a trustee for the purposes of the Trust Indenture Act.

                   (c)     If any provision hereof limits, qualifies or conflicts with another provision hereof which is required or deemed to be included in this Declaration by any of the provisions of the Trust Indenture Act, such required or deemed provision shall control. If any provision of this Declaration modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, the latter provision shall be deemed to apply to this Declaration as so modified or to be excluded, as the case may be.

                   (d)     The application of the Trust Indenture Act to this Declaration shall not affect the nature of the Trust Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

Section 11.10 Acceptance of Terms of Declaration, Guarantee and Indenture.

                   THE RECEIPT AND ACCEPTANCE OF A TRUST SECURITY OR ANY INTEREST THEREIN BY OR ON BEHALF OF A SECURITYHOLDER OR BENEFICIAL OWNER, WITHOUT ANY SIGNATURE OR FURTHER MANIFESTATION OF ASSENT, SHALL CONSTITUTE THE UNCONDITIONAL ACCEPTANCE BY THE SECURITYHOLDER AND ALL OTHERS HAVING A BENEFICIAL INTEREST IN SUCH TRUST SECURITY OF ALL THE TERMS AND PROVISIONS OF THIS DECLARATION THE PROVISIONS AND OTHER TERMS OF THE GUARANTEE AND THE INDENTURE, AND SHALL CONSTITUTE THE AGREEMENT OF THE TRUST, SUCH SECURITYHOLDER AND SUCH OTHERS THAT THE TERMS AND PROVISIONS OF THIS DECLARATION SHALL BE BINDING, OPERATIVE AND EFFECTIVE AS TO THE TRUST AND SUCH SECURITYHOLDER AND SUCH OTHERS.

Section 11.11. Counterparts.

                   This Declaration may contain more than one separate counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page

.
IN WITNESS WHEREOF, the parties hereto have caused this Declaration to be duly executed as of the day and year first above written.

                                                           ALLEGHENY ENERGY, INC.,
                                                                as Sponsor

                                                           By:       /S/ REGIS F. BINDER
                                                           Name:  Regis F. Binder
                                                           Title:    Vice President and Treasurer

                                                           WILMINGTON TRUST COMPANY,
                                                                as Institutional Trustee

                                                           By:        /S/ W. THOMAS MORRIS, II
                                                           Name:   W. Thomas Morris, II
                                                           Title:     Assistant Secretary and Financial
                                                                        Services Officer

                                                           WILMINGTON TRUST COMPANY,
                                                                as Delaware Trustee

                                                           By:        /S/ W. THOMAS MORRIS, II
                                                           Name:   W. Thomas Morris, II
                                                           Title:     Assistant Secretary and Financial
                                                                        Services Officer

                                                           /S/ JEFFREY D. SERKES
                                                           Jeffrey D. Serkes,
                                                           as Regular Trustee

                                                           /S/ REGIS F. BINDER
                                                           Regis F. Binder,
                                                           as Regular Trustee

EXHIBIT A FORM OF COMMON SECURITIES CERTIFICATE THIS CERTIFICATE IS NOT TRANSFERABLE EXCEPT AS PROVIDED UNDER APPLICABLE LAW OR THE AMENDED AND RESTATED DECLARATION OF TRUST
.Certificate Number:	Number of Common Securities:
C-1	10
CERTIFICATE EVIDENCING COMMON SECURITIES OF ALLEGHENY CAPITAL TRUST I 11⅞% COMMON SECURITIES (LIQUIDATION AMOUNT $1,000 PER WHOLE COMMON SECURITY)

                   Allegheny Capital Trust I, a statutory trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that Allegheny Energy, Inc. (the "Holder") is the registered owner of TEN common securities (liquidation amount $1,000 per whole common security) of the Trust representing undivided beneficial interests in the assets of the Trust (the "Common Securities"). In accordance with Section 5.02(d) of the Declaration (as defined below), to the fullest extent permitted by law, the Common Securities are not transferable and any attempted transfer hereof shall be void, other than a transfer to certain successors that are permitted pursuant to Article 5 of the Indenture. The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities are set forth in, and this certificate and the Common Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Declaration of Trust of the Trust dated as of July 24, 2003, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Common Securities as set forth therein. Capitalized terms used herein but not defined herein shall have the meaning given them in the Declaration. The Trust will furnish a copy of the Declaration to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

                   The receipt and acceptance of this security or any interest therein by or on behalf of a holder or beneficial owner, without any signature or further manifestation of assent, shall constitute the unconditional acceptance by the holder hereof and all others having a beneficial interest in this security of all the terms and provisions of the Declaration and the provisions and other terms of the Indenture, and shall constitute the agreement of the Trust, the holder hereof and such others that the terms and provisions of the Declaration shall be binding, operative and effective as to the Trust and the holder hereof and such others.

                   By acceptance of this Certificate, the Holder agrees to treat, for U.S. Federal income tax purposes, the Notes, together with the Attached Warrants, as a single convertible debt instrument of the Notes Issuer, to the extent permitted under the Internal Revenue Code of 1986, as amended and applicable regulations thereunder.

IN WITNESS WHEREOF, one of the Regular Trustees of the Trust has executed this certificate this 24th day of July, 2003.
ALLEGHENY CAPITAL TRUST I By: Name: as Regular Trustee

                   For value received __________________________________________ hereby sell(s) assign(s) and transfer(s) unto ________________________________________________ __________________________________________________________________ (Please insert social security or other Taxpayer Identification Number and address of assignee) the within Common Security, and hereby irrevocably constitutes and appoints ______________________ __________________________________________________________ agent to transfer said Common Security on the books of the Security Registrar, with full power of substitution in the premises.

                   This Common Security may not be transferred except to an Affiliate of the Sponsor or any entity which succeeds to the obligations of the Sponsor under the Indenture in accordance with Article 5 of the Indenture.

Dated:

                                                           ______________________________
                                                           Signature(s)

                                                           NOTICE: The above signatures of the holder(s)
                                                           hereof must correspond with the name as written upon
                                                           the face of the Common Security in every particular
                                                           without alteration or enlargement or any change
                                                           whatever.

                                                           Signature(s) must be guaranteed by an "eligible
                                                           guarantor institution" meeting the requirements of the
                                                           Security Registrar, which requirements include
                                                           membership or participation in the Security Transfer
                                                           Agent Medallion Program ("STAMP") or such other
                                                           "signature guarantee program" as may be determined by
                                                           the Security Registrar in addition to, or in substitution
                                                           for, STAMP, all in accordance with the Securities
                                                           Exchange Act of 1934, as amended.

                                                           ______________________________
                                                           Signature Guarantee

EXHIBIT B FORM OF PREFERRED SECURITIES CERTIFICATE [FORM OF FACE OF PREFERRED SECURITIES CERTIFICATE]

                   [If this Preferred Securities Certificate is a Global Certificate, insert: THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE DECLARATION HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS CERTIFICATE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A CERTIFICATE REGISTERED, AND NO TRANSFER OF THIS CERTIFICATE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE DECLARATION.

                   UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                   NONE OF THIS SECURITY, THE NOTES THAT MAY BE ISSUED IN EXCHANGE THEREFOR, THE COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY OR THE WARRANTS ATTACHED TO THE NOTES AND THE GUARANTEE OF THIS SECURITY HAS BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). NONE MAY BE OFFERED, SOLD, OR DELIVERED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON, EXCEPT (1) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT ACQUIRING FOR ITS OWN ACCOUNT OR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER AND SUCH PURCHASER HAS BEEN INFORMED THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (2) OUTSIDE THE UNITED STATES IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) , OR (4) TO AN INSTITUTION THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT PURSUANT TO AN EXEMPTION FROM REGISTRATION THEREUNDER (IF AVAILABLE), AND, IN EACH CASE (1) THROUGH (4), IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS.

THESE SECURITIES MAY NOT BE TRANSFERRED IN AN AGGREGATE LIQUIDATION AMOUNT OF LESS THAN $1,000,000.
Certificate Number	Number of Preferred Securities
P-1	300,000
CUSIP No. 017271AA5
ISIN US017271AA53
CERTIFICATE EVIDENCING PREFERRED SECURITIES OF ALLEGHENY CAPITAL TRUST I 11⅞% MANDATORILY CONVERTIBLE TRUST PREFERRED SECURITIES (LIQUIDATION AMOUNT $1,000 PER WHOLE PREFERRED SECURITY)

                   Allegheny Capital Trust I, a statutory trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that CEDE & CO. (the "Holder") is the registered owner of 300,000 preferred securities of the Trust representing an undivided beneficial interest in the assets of the Trust and designated the Allegheny Capital Trust I 11⅞% Mandatorily Convertible Trust Preferred Securities (liquidation amount $1,000 per whole preferred security) (the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized agent, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in Section 5.05 of the Declaration (as defined below). The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities are set forth in, and this certificate and the Preferred Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Declaration of Trust of the Trust dated as of July 24, 2003, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of Preferred Securities as set forth therein. The Holder is entitled to the benefits of the Guarantee Agreement entered into by Allegheny Energy, Inc., a Maryland corporation (the "Company"), as guarantor, and Wilmington Trust Company, as guarantee trustee, dated as of July 24, 2003 (the "Guarantee"), to the extent provided therein. The Trust will furnish a copy of the Declaration and the Guarantee to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

                   The receipt and acceptance of this security or any interest therein by or on behalf of a holder or beneficial owner, without any signature or further manifestation of assent, shall constitute the unconditional acceptance by the holder hereof and all others having a beneficial interest in this security of all the terms and provisions of the Declaration and the provisions and other terms of the Guarantee and the Indenture, and shall constitute the agreement of the Trust, the holder hereof and such others that the terms and provisions of the Declaration shall be binding, operative and effective as to the Trust and the holder hereof and such others.

                   By acceptance of this certificate (or a beneficial interest herein), the Holder agrees to treat the Notes, together with the Attached Warrants, as a single convertible debt instrument of the Notes Issuer for U.S. Federal income tax purposes, to the extent permitted under the Internal Revenue Code of 1986, as amended, and applicable regulations thereunder.

IN WITNESS WHEREOF, one of the Regular Trustees of the Trust has executed this certificate this 24th day of July, 2003.

ALLEGHENY CAPITAL TRUST I By: Name: Regis F. Binder as Regular Trustee

INSTITUTIONAL TRUSTEE'S CERTIFICATE OF AUTHENTICATION
This is one of the Preferred Securities referred to in the within-mentioned Agreement.
Dated: Wilmington Trust Company, as Institutional Trustee By: _____________________________________ Authorized Signatory

                   Unless one of the boxes is checked, the Security Registrar will refuse to register any of the Preferred Securities evidenced by this certificate in the name of any person other than the registered holder thereof.

Dated:

                                                           ______________________________
                                                           Signature(s)

                                                           NOTICE: The above signatures of the holder(s)
                                                           hereof must correspond with the name as written upon
                                                           the face of the Preferred Security in every particular
                                                           without alteration or enlargement or any change
                                                           whatever.

                                                           Signature(s) must be guaranteed by an "eligible
                                                           guarantor institution" meeting the requirements of the
                                                           Security Registrar, which requirements include
                                                           membership or participation in the Security Transfer
                                                           Agent Medallion Program ("STAMP") or such other
                                                           "signature guarantee program" as may be determinedly
                                                           the Security Registrar in addition to, or in substitution
                                                           for, STAMP, all in accordance with the Securities
                                                           Exchange Act of 1934, as amended.

                                                           ______________________________
                                                           Signature Guarantee

[If this Preferred Securities Certificate is a Global Certificate, insert:

SCHEDULE A

                   The aggregate initial liquidation amount of this Global Certificate shall be $300,000,000. The following increases or decreases in the liquidation amount of this Global Certificate have been made:

Date Made	Amount of increase in Liquidation Amount of this Global Certificate including upon exercise of over-allotment option	Amount of decrease in Liquidation Amount of this Global Certificate	Liquidation Amount of this Global Certificate following such decrease or increase	Signature of authorized officer of the Security Registrar

EXHIBIT C NOTICE OF CONVERSION To: _______________, as Conversion Agent for Allegheny Capital Trust I

                   The undersigned owner of these Trust Securities hereby irrevocably exercises the option to convert these Trust Securities, or the portion below designated, into Common Stock, par value $1.25 per share, of ALLEGHENY ENERGY, INC. (the "Allegheny Common Stock") in accordance with the terms of the Amended and Restated Declaration Trust (the "Declaration"), dated as of July 24, 2003 among Regis F. Binder and Jeffrey D. Serkes, as Regular Trustees, Wilmington Trust Company, as Delaware Trustee, Wilmington Trust Company, as Institutional Trustee, and Allegheny Energy, Inc., as Sponsor. Pursuant to the aforementioned exercise of the option to convert these Trust Securities, the undersigned hereby directs the Conversion Agent (as that term is defined in the Declaration) to (i) exchange such Trust Securities for a Like Amount of the Notes (as that term is defined in the Declaration) held by the Trust (at the rate of exchange specified in the terms of the Trust Securities set forth in the Declaration) and (ii) immediately exercise a Like Amount of Attached Warrants (as that term is defined in the Declaration) attached to such Notes on behalf of the undersigned, into Allegheny Common Stock (at the exercise price specified in the terms of the Trust Securities set forth in the Declaration).

                   The undersigned does also hereby direct the Conversion Agent that the shares issuable and deliverable upon conversion, together with any scrip or check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

Dated:______________,____

In whole ____                                    in part _____

                                                           Liquidation Amount of Trust Securities to be
                                                           converted:_______

                                                           If a name or names other than the undersigned, please
                                                           indicate in the spaces below the name or names in which
                                                           the shares of Allegheny Common Stock are to be issued,
                                                           along with the address or addresses of such person or
                                                           persons:
                                                           ______________________________
                                                           ______________________________
                                                           ______________________________
                                                           ______________________________
                                                           Signature (for conversion only)

                                                           Please print or typewrite name and address, including
                                                           zip code, and social security or other identifying
                                                           number:
                                                           ______________________________
                                                           ______________________________
                                                           ______________________________
                                                           ______________________________

Signature Guarantee:* ______________________________

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

EXHIBIT D
NOTICE OF ELECTION OF REPURCHASE UPON A CHANGE OF CONTROL
TO: _________________, as Conversion Agent for Allegheny Capital Trust I

The undersigned registered owner of this [Preferred] [Common] Security hereby acknowledges receipt of a notice from Wilmington Trust Company, as Institutional Trustee of Allegheny Capital Trust I as to the occurrence of a Change of Control with respect to Allegheny Energy, Inc. and requests and instructs the Conversion Agent to repurchase the entire Liquidation Amount of this [Preferred] [Common] Security, or the portion thereof (which is equal to $1,000 per whole [Preferred] [Common] Security) below designated, in accordance with the terms of the Amended and Restated Declaration Trust (the "Declaration"), dated as of July 24, 2003 among Regis F. Binder and Jeffrey D. Serkes, as Regular Trustees, Wilmington Trust Company, as Delaware Trustee, Wilmington Trust Company, as Institutional Trustee, and Allegheny Energy, Inc., as Sponsor. Pursuant to the aforementioned exercise of the option to repurchase these [Preferred] [Common] Securities, the undersigned hereby directs the Conversion Agent (as that term is defined in the Declaration) to (i) exchange such [Preferred] [Common] Securities for a Like Amount of the Notes, together with Attached Warrants held by the Trust and (ii) tender such Notes, together with Attached Warrants on behalf of the undersigned to Allegheny Energy, Inc. for repurchase pursuant to the terms of the Indenture governing the Notes. Capitalized terms used herein but not otherwise defined shall have the meanings assigned to them in the Declaration.

Dated:

                                                           ______________________________
                                                           Signature(s)

                                                           NOTICE: The above signatures of the holder(s) hereof
                                                           must correspond with the name as written upon the face
                                                           of the [Preferred] [Common] Security in every particular
                                                           without alteration or enlargement or any change
                                                           whatever.

                                                           Liquidation Amount to be repaid (if less than all):

                                                           Social security or other taxpayer identification number

                                                           Please print or typewrite name and address, including
                                                           zip code, and social security or other identifying
                                                           number:
                                                           ______________________________
                                                           ______________________________
                                                           ______________________________
                                                           ______________________________

Signature Guarantee:* ______________________________

                                                           Signatures must be guaranteed by an "eligible guarantor
                                                           institution "meeting the requirements of the Security
                                                           Registrar, which requirements include membership or
                                                           participation in the Security Transfer Agent Medallion
                                                           Program ("STAMP") or such other "signature guarantee
                                                           program" as may be determined by the Security
                                                           Registrar in addition to, or in substitution for, STAMP,
                                                           all in accordance with the Securities Exchange Act of
                                                           1934, as amended.

EXHIBIT E
NOTICE OF WITHDRAWAL OF ELECTION OF REPURCHASE UPON A CHANGE OF CONTROL
TO: ________________, as Conversion Agent for Allegheny Capital Trust I

                   The undersigned registered owner of this [Preferred] [Common] Security hereby withdraws the Notice of Election of Repurchase Upon a Change of Control it has previously delivered to the Conversion Agent.

This Notice of Withdrawal applies to ____________ [Preferred] [Common] Securities, which, if in certificated form, are represented by Certificate Nos. ____________.
The undersigned hereby directs the Conversion Agent to return such [Preferred] [Common] Securities.

                   The previously delivered Notice of Election of Repurchase Upon a Change of Control continues to apply to ____________ [Preferred] [Common] Securities, and, with respect to such [Preferred] [Common] Securities, the undersigned directs the Conversion Agent to comply with the instructions contained in the previously delivered Notice of Election of Repurchase Upon a Change of Control.

Dated:

                                                           ______________________________
                                                           Signature(s)

                                                           NOTICE: The above signatures of the holder(s) hereof
                                                           must correspond with the name as written upon the face
                                                           of the [Preferred] [Common] Security in every particular
                                                           without alteration or enlargement or any change
                                                           whatever.

                                                           Social security or other taxpayer identification number

                                                           Please print or typewrite name and address, including
                                                           zip code, and social security or other identifying
                                                           number:
                                                           ______________________________
                                                           ______________________________
                                                           ______________________________
                                                           ______________________________

Signature Guarantee:* ______________________________

                                                           Signatures must be guaranteed by an "eligible guarantor
                                                           institution "meeting the requirements of the Security
                                                           Registrar, which requirements include membership or
                                                           participation in the Security Transfer Agent Medallion
                                                           Program ("STAMP") or such other "signature guarantee
                                                           program" as may be determined by the Security
                                                           Registrar in addition to, or in substitution for, STAMP,
                                                           all in accordance with the Securities Exchange Act of
                                                           1934, as amended.

EXHIBIT F
NOTICE OF ELECTION OF REPURCHASE UPON AN ASSET SALE
TO: _________________, as Conversion Agent for Allegheny Capital Trust I

                   The undersigned registered owner of this [Preferred] [Common] Security hereby acknowledges receipt of a notice from Wilmington Trust Company, as Institutional Trustee of Allegheny Capital Trust I as to the occurrence of an Asset Sale with respect to Allegheny Energy, Inc. and requests and instructs the Conversion Agent to repurchase the entire Liquidation Amount of this [Preferred] [Common] Security, or the portion thereof (which is equal to $1,000 or an integral multiple thereof) below designated, in accordance with the terms of the Amended and Restated Declaration Trust (the "Declaration"), dated as of July 24, 2003 among Regis F. Binder and Jeffrey D. Serkes, as Regular Trustees, Wilmington Trust Company, as Delaware Trustee, Wilmington Trust Company, as Institutional Trustee, and Allegheny Energy, Inc., as Sponsor. Pursuant to the aforementioned exercise of the option to repurchase these [Preferred] [Common] Securities, the undersigned hereby directs the Conversion Agent (as that term is defined in the Declaration) to (i) exchange such [Preferred] [Common] Securities for a Like Amount of the Notes, together with Attached Warrants held by the Trust and (ii) tender such Notes, together with Attached Warrants on behalf of the undersigned to Allegheny Energy, Inc. for repurchase pursuant to the terms of the Indenture governing the Notes. Capitalized terms used herein but not otherwise defined shall have the meanings assigned to them in the Declaration.

Dated:

                                                           ______________________________
                                                           Signature(s)

                                                           NOTICE: The above signatures of the holder(s) hereof
                                                           must correspond with the name as written upon the face
                                                           of the [Preferred] [Common] Security in every particular
                                                           without alteration or enlargement or any change
                                                           whatever.

                                                           Liquidation Amount to be repaid (if less than all):

                                                           Social security or other taxpayer identification number

                                                           Please print or typewrite name and address, including
                                                           zip code, and social security or other identifying
                                                           number:
                                                           ______________________________
                                                           ______________________________
                                                           ______________________________
                                                           ______________________________

Signature Guarantee:* ______________________________

                                                           Signatures must be guaranteed by an "eligible guarantor
                                                           institution "meeting the requirements of the Security
                                                           Registrar, which requirements include membership or
                                                           participation in the Security Transfer Agent Medallion
                                                           Program ("STAMP") or such other "signature guarantee
                                                           program" as may be determined by the Security
                                                           Registrar in addition to, or in substitution for, STAMP,
                                                           all in accordance with the Securities Exchange Act of
                                                           1934, as amended.

EXHIBIT G
NOTICE OF WITHDRAWAL OF ELECTION OF REPURCHASE UPON AN ASSET SALE
TO: ________________, as Conversion Agent for Allegheny Capital Trust I
The undersigned registered owner of this [Preferred] [Common] Security hereby withdraws the Notice of Election of Repurchase Upon an Asset Sale it has previously delivered to the Conversion Agent.
This Notice of Withdrawal applies to ____________ [Preferred] [Common] Securities, which, if in certificated form, are represented by Certificate Nos. ____________.
The undersigned hereby directs the Conversion Agent to return such [Preferred] [Common] Securities.

                   The previously delivered Notice of Election of Repurchase Upon an Asset Sale continues to apply to ____________ [Preferred] [Common] Securities, and, with respect to such [Preferred] [Common] Securities, the undersigned directs the Conversion Agent to comply with the instructions contained in the previously delivered Notice of Election of Repurchase Upon an Asset Sale.

Dated:

                                                           ______________________________
                                                           Signature(s)

                                                           NOTICE: The above signatures of the holder(s) hereof
                                                           must correspond with the name as written upon the face
                                                           of the [Preferred] [Common] Security in every particular
                                                           without alteration or enlargement or any change
                                                           whatever.

                                                           Social security or other taxpayer identification number

                                                           Please print or typewrite name and address, including
                                                           zip code, and social security or other identifying
                                                           number:
                                                           ______________________________
                                                           ______________________________
                                                           ______________________________
                                                           ______________________________

Signature Guarantee:* ______________________________

                                                           Signatures must be guaranteed by an "eligible guarantor
                                                           institution "meeting the requirements of the Security
                                                           Registrar, which requirements include membership or
                                                           participation in the Security Transfer Agent Medallion
                                                           Program ("STAMP") or such other "signature guarantee
                                                           program" as may be determined by the Security
                                                           Registrar in addition to, or in substitution for, STAMP,
                                                           all in accordance with the Securities Exchange Act of
                                                           1934, as amended.

EXHIBIT H
form of REGULATION S CERTIFICATE of Transfer
(For transfers pursuant to Section 5.05(b)(ii)(A) of the Declaration)
Wilmington Trust Company, as Security Registrar
Re: 11⅞% Mandatorily Convertible Trust Preferred Securities of Allegheny Capital Trust I (the "Preferred Securities")

                   Reference is made to the Amended and Restated Declaration of Trust, dated as of July 24, 2003 (the "Declaration"), among Allegheny Energy, Inc., as Sponsor, Wilmington Trust Company, as Institutional Trustee, the Regular Trustees named therein, and Wilmington Trust Company, as Delaware Trustee. Terms used herein and defined in the Declaration or in Regulation S or Rule 144 under the U.S. Securities Act of 1933, as amended (the "Securities Act"), are used herein as so defined.

                   This certificate relates to U.S. $____________ principal amount of Preferred Securities, which Preferred Securities are evidenced by the following certificate(s) (the "Specified Preferred Securities"):

CUSIP No(s).
CERTIFICATE No(s).

                   The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Preferred Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Preferred Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Preferred Securities are represented by a Global Certificate, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Preferred Securities are not represented by a Global Certificate, they are registered in the name of the Undersigned, as or on behalf of the Owner.

                   The Owner has requested that the Specified Preferred Securities be transferred to a person (the "Transferee") who will take delivery in the form of a Regulation S Certificate. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 904 or Rule 144 under the Securities Act and with all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as follows:

(1) Rule 904 Transfers. If the transfer is being effected in accordance with Rule 904:
(A) the Owner is not a distributor of the Preferred Securities, an affiliate of the Company or any such distributor or a person acting on behalf of any of the foregoing;
(B) the offer of the Specified Preferred Securities was not made to a person in the United States;
(C) either:

                                       (i)     at the time the buy order was originated, the Transferee was outside the United States or the Owner and any person acting on its behalf reasonably believed that the Transferee was outside the United States, or

                                       (ii)     the transaction is being executed in, on or through the facilities of the Eurobond market, as regulated by the Association of International Bond Dealers, or another designated offshore securities market and neither the Owner nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States;

(D) no directed selling efforts have been made in the United States by or on behalf of the Owner or any affiliate thereof;

                             (E)     if the Owner is a dealer in securities or has received a selling concession, fee or other remuneration in respect of the Specified Preferred Securities, and the transfer is to occur during the Restricted Period, then the requirements of Rule 904(b)(1) have been satisfied; and

(F) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

                   (2)     Rule 144 Transfers. If the transfer is being effected pursuant to Rule144, the transfer is occurring after July 24, 2004 and is being effected in accordance with the applicable current public information, amount, manner of sale and notice requirements of Rule 144.

This certificate and the statements contained herein are made for your benefit and the benefit of the Regular Trustees.

Dated:

                                                           (Print the name of the Undersigned, as such term is
                                                           defined in the second paragraph of this certificate.)

                                                           By:

                                                                Name:
                                                                Title:

                                                           (If the Undersigned is a corporation, partnership or
                                                           fiduciary, the title of the person signing on behalf
                                                           of the Undersigned must be stated.)

EXHIBIT I
RESTRICTED Security CERTIFICATE of Transfer
(For transfers pursuant to Section 5.05(b)(ii)(B) of the Declaration)
Wilmington Trust Company, as Security Registrar
Re: 11⅞% Mandatorily Convertible Trust Preferred Securities of Allegheny Capital Trust I (the "Preferred Securities")

                   Reference is made to the Amended and Restated Declaration of Trust, dated as of July 24, 2003 (the "Declaration"), among Allegheny Energy, Inc., as Sponsor, Wilmington Trust Company, as Institutional Trustee, the Regular Trustees named therein, and Wilmington Trust Company, as Delaware Trustee. Terms used herein and defined in the Declaration or in Regulation S or Rule 144 under the U.S. Securities Act of 1933, as amended (the "Securities Act"), are used herein as so defined.

                   This certificate relates to U.S. $_____________ principal amount of Preferred Securities, which Preferred Securities are evidenced by the following certificate(s) (the "Specified Preferred Securities"):

CUSIP No(s).
CERTIFICATE No(s).

                   The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Preferred Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Preferred Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Preferred Securities are represented by a Global Certificate, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Preferred Securities are not represented by a Global Certificate, they are registered in the name of the Undersigned, as or on behalf of the Owner.

                   The Owner has requested that the Specified Preferred Securities be transferred to a person (the "Transferee") who will take delivery in the form of a Restricted Certificate. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 144A or Rule 144 under the Securities Act and all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as follows:

(1) Rule 144A Transfers. If the transfer is being effected in accordance with Rule 144A:

                             (A)     the Specified Preferred Securities are being transferred to a person that the Owner and any person acting on its behalf reasonably believe is a "qualified institutional buyer" within the meaning of Rule 144A, acquiring for its own account or for the account of a qualified institutional buyer; and

(B) the Owner and any person acting on its behalf have taken reasonable steps to ensure that the Transferee is aware that the Owner may be relying on Rule 144A in connection with the transfer.

                   (2)Rule 144 Transfers. If the transfer is being effected pursuant to Rule144, the transfer is occurring after July 24, 2004 and is being effected in accordance with the applicable current public information, amount, manner of sale and notice requirements of Rule 144.

This certificate and the statements contained herein are made for your benefit and the benefit of the Regular Trustees.

Dated:

                                                           (Print the name of the Undersigned, as such term is
                                                           defined in the second paragraph of this certificate.)

                                                           By:
                                                                Name:
                                                                Title:

                                                           (If the Undersigned is a corporation, partnership or
                                                           fiduciary, the title of the person signing on behalf
                                                           of the Undersigned must be stated.)

EXHIBIT J
FORM OF CERTIFICATE FROM ACQUIRING INSTITUTIONAL ACCREDITED INVESTOR
Wilmington Trust company, as Security Registrar
Re: 11⅞% Mandatorily Convertible Trust Preferred Securities of Allegheny Capital Trust I (the "Preferred Securities")

                   Reference is made to the Amended and Restated Declaration of Trust, dated as of July 24, 2003 (the "Declaration"), among Allegheny Energy, Inc., as Sponsor, Wilmington Trust Company, as Institutional Trustee, the Regular Trustees named therein, and Wilmington Trust Company, as Delaware Trustee. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Declaration.

In connection with our proposed purchase of $____________ aggregate principal amount of:
(a) a beneficial interest in a Global Certificate, or
(b) Definitive Preferred Securities,
we confirm that:

                   (a)     We understand that any subsequent transfer of the Preferred Securities or any interest therein, is subject to certain restrictions and conditions set forth in the Declaration and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Preferred Securities or any interest therein except in compliance with, such restrictions and conditions and the United States Securities Act of 1933, as amended (the "Securities Act").

                   (b)     We understand that the offer and sale of the Preferred Securities have not been registered under the Securities Act, and that the Preferred Securities and any interest therein may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell the Preferred Securities or any interest therein, we will do so only (A) to the Trust or any subsidiary thereof, (B) in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined therein), (C) to an institutional "accredited investor" (as defined below) that, prior to such transfer, furnishes (or has furnished on its behalf by a U.S. broker-dealer) to you and to the Regular Trustees, on behalf of the Trust, a signed letter substantially in the form of this letter and an Opinion of Counsel in form reasonably acceptable to the Regular Trustees, on behalf of the Trust, to the effect that such transfer is in compliance with the Securities Act, (D) outside the United States in accordance with Rule 904 of Regulation S under the Securities Act, (E) pursuant to the provisions of Rule 144 under the Securities Act or (F) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any person purchasing the Definitive Preferred Securities or beneficial interest in a Global Certificate from us in a transaction meeting the requirements of clauses (A) through (E) of this paragraph a notice advising such purchaser that resales thereof are restricted as stated herein.

                   (c)     We understand that, on any proposed resale of the Preferred Securities or beneficial interest therein, we will be required to furnish to you and the Regular Trustees, on behalf of the Trust, such certifications, legal opinions and other information as you and the Regular Trustees, on behalf of the Trust, may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Preferred Securities purchased by us will bear a legend to the foregoing effect.

                   (d)     We are an institution that is an "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Preferred Securities and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

                   (e)     We are acquiring the Preferred Securities or beneficial interest therein purchased by us for our own account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

                   You and the Regular Trustees, on behalf of the Trust, are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

______________________________ [Insert Name of Transferor] By: _______________________________ Name: Title Date: ______________________________